76709813v13 EXECUTION VERSION GLOBALSTAR, INC., as Issuer, Guarantors Party hereto and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee Indenture Dated as of March 31, 2023 _______________________________ 13.00% Senior Notes due 2029

76709813v13 TABLE OF CONTENTS Page -i- ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION ......................................................................................... 1 SECTION 1.01 Rules of Construction. ................................................................... 1 SECTION 1.02 Definitions...................................................................................... 2 SECTION 1.03 Compliance Certificates and Opinions ........................................ 30 SECTION 1.04 Form of Documents Delivered to Trustee ................................... 30 SECTION 1.05 Acts of Holders. ........................................................................... 31 SECTION 1.06 Notices, Etc., to Trustee, Company, Any Guarantor and Agent ............................................................................................ 32 SECTION 1.07 Notice to Holders; Waiver ........................................................... 32 SECTION 1.08 Effect of Headings and Table of Contents ................................... 33 SECTION 1.09 Successors and Assigns................................................................ 33 SECTION 1.10 Separability Clause ...................................................................... 33 SECTION 1.11 Benefits of Indenture.................................................................... 33 SECTION 1.12 Governing Law ............................................................................ 33 SECTION 1.13 Legal Holidays ............................................................................. 33 SECTION 1.14 No Personal Liability of Directors, Officers, Employees and Stockholders .......................................................................... 34 SECTION 1.15 Counterparts ................................................................................. 34 SECTION 1.16 Submission to Jurisdictions; Waiver of Immunities; Waiver of Jury Trial.................................................................................. 34 ARTICLE TWO NOTE FORMS ................................................................................................ 35 SECTION 2.01 Form and Dating .......................................................................... 35 SECTION 2.02 Execution, Authentication, Delivery and Dating ......................... 35 ARTICLE THREE THE NOTES ................................................................................................ 37 SECTION 3.01 Title and Terms ............................................................................ 37 SECTION 3.02 Denominations ............................................................................. 38 SECTION 3.03 Temporary Notes ......................................................................... 38 SECTION 3.04 Registration, Registration of Transfer and Exchange .................. 38 SECTION 3.05 Mutilated, Destroyed, Lost and Stolen Notes .............................. 39 SECTION 3.06 Payment of Interest; Interest Rights Preserved. ........................... 40 SECTION 3.07 Persons Deemed Owners ............................................................. 40 SECTION 3.08 Cancellation ................................................................................. 41 SECTION 3.09 Computation of Interest ............................................................... 41 SECTION 3.10 Transfer and Exchange ................................................................ 41 SECTION 3.11 CUSIP, ISIN and Common Code Numbers ................................. 41 ARTICLE FOUR SATISFACTION AND DISCHARGE .......................................................... 42 SECTION 4.01 Satisfaction and Discharge of Indenture ...................................... 42 SECTION 4.02 Application of Trust Money ......................................................... 43 ARTICLE FIVE REMEDIES ...................................................................................................... 44 SECTION 5.01 Events of Default ......................................................................... 44 SECTION 5.02 Acceleration of Maturity; Rescission and Annulment. ................ 45

76709813v13 TABLE OF CONTENTS (continued) Page -ii- SECTION 5.03 Collection of Indebtedness and Suits for Enforcement by Trustee.......................................................................................... 49 SECTION 5.04 Trustee May File Proofs of Claim ............................................... 49 SECTION 5.05 Trustee May Enforce Claims Without Possession of Notes ........ 50 SECTION 5.06 Application of Money Collected .................................................. 50 SECTION 5.07 Limitation on Suits ....................................................................... 51 SECTION 5.08 Unconditional Right of Holders to Receive Principal, Premium and Interest ................................................................... 51 SECTION 5.09 Restoration of Rights and Remedies ............................................ 51 SECTION 5.10 Rights and Remedies Cumulative ................................................ 52 SECTION 5.11 Delay or Omission Not Waiver.................................................... 52 SECTION 5.12 Control by Holders ....................................................................... 52 SECTION 5.13 Waiver of Past Defaults ............................................................... 52 SECTION 5.14 Waiver of Stay or Extension Laws .............................................. 53 ARTICLE SIX THE TRUSTEE .................................................................................................. 53 SECTION 6.01 Duties of the Trustee. ................................................................... 53 SECTION 6.02 Notice of Defaults ........................................................................ 54 SECTION 6.03 Certain Rights of Trustee ............................................................. 55 SECTION 6.04 Trustee Not Responsible for Recitals or Issuance of Notes ......... 57 SECTION 6.05 May Hold Notes ........................................................................... 57 SECTION 6.06 Money Held in Trust .................................................................... 57 SECTION 6.07 Compensation and Reimbursement ............................................. 57 SECTION 6.08 Corporate Trustee Required; Eligibility....................................... 58 SECTION 6.09 Resignation and Removal; Appointment of Successor. ............... 58 SECTION 6.10 Acceptance of Appointment by Successor. ................................. 59 SECTION 6.11 Merger, Conversion, Consolidation or Succession to Business ....................................................................................... 60 SECTION 6.12 Appointment of Authenticating Agent......................................... 60 SECTION 6.13 Force Majeure .............................................................................. 61 ARTICLE SEVEN HOLDERS LISTS ........................................................................................ 62 SECTION 7.01 Company to Furnish Trustee Names and Addresses ................... 62 SECTION 7.02 Holder List ................................................................................... 62 ARTICLE EIGHT MERGER, CONSOLIDATION OR SALE OF ALL OR SUBSTANTIALLY ALL ASSETS ......................................................... 62 SECTION 8.01 Issuer May Consolidate, Etc., Only on Certain Terms. ............... 62 SECTION 8.02 Guarantors and Issuer May Consolidate, Etc., Only on Certain Terms............................................................................... 63 SECTION 8.03 Successor Substituted................................................................... 65 ARTICLE NINE SUPPLEMENTAL INDENTURES ................................................................ 65 SECTION 9.01 Amendments or Supplements Without Consent of Holders ........ 65 SECTION 9.02 Amendments, Supplements or Waivers with Consent of Holders ......................................................................................... 66

76709813v13 TABLE OF CONTENTS (continued) Page -iii- SECTION 9.03 Execution of Amendments, Supplements or Waivers ................. 67 SECTION 9.04 Revocation and Effect of Consents .............................................. 67 SECTION 9.05 Notation on or Exchange of Notes ............................................... 68 SECTION 9.06 Notice of Supplemental Indentures .............................................. 68 ARTICLE TEN COVENANTS ................................................................................................... 68 SECTION 10.01 Payment of Principal, Premium, if any, and Interest ................... 68 SECTION 10.02 Maintenance of Office or Agency ................................................ 69 SECTION 10.03 Money for Notes Payments to Be Held in Trust .......................... 69 SECTION 10.04 Existence ...................................................................................... 70 SECTION 10.05 Payment of Taxes and Other Claims ........................................... 70 SECTION 10.06 [Reserved]. ................................................................................... 71 SECTION 10.07 Maintenance of Insurance. ........................................................... 71 SECTION 10.08 Statement by Officers as to Default. ............................................ 71 SECTION 10.09 Reports and Other Information. ................................................... 71 SECTION 10.10 Limitation on Restricted Payments. ............................................. 72 SECTION 10.11 Limitation on Incurrence of Indebtedness ................................... 76 SECTION 10.12 Limitation on Liens. ..................................................................... 80 SECTION 10.13 Limitations on Transactions with Affiliates. ............................... 80 SECTION 10.14 Limitations on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries. ............................................... 82 SECTION 10.15 Limitation on Guarantees of Indebtedness by Restricted Subsidiaries. ................................................................................. 84 SECTION 10.16 Change of Control Triggering Event ........................................... 84 SECTION 10.17 Asset Sales. .................................................................................. 87 SECTION 10.18 Partner Termination ..................................................................... 88 SECTION 10.19 [Reserved]. ................................................................................... 89 SECTION 10.20 Tax Characterization. ................................................................... 89 SECTION 10.21 Taxes ............................................................................................ 89 SECTION 10.22 Globalstar Licensee LLC Guarantee ............................................ 91 ARTICLE ELEVEN REDEMPTION OF NOTES ..................................................................... 91 SECTION 11.01 Right of Redemption .................................................................... 91 SECTION 11.02 Applicability of Article ................................................................ 92 SECTION 11.03 Election To Redeem; Notice to Trustee ....................................... 92 SECTION 11.04 Selection by Trustee of Notes to Be Redeemed ........................... 93 SECTION 11.05 Notice of Redemption .................................................................. 93 SECTION 11.06 Deposit of Redemption Price ....................................................... 95 SECTION 11.07 Notes Payable on Redemption Date ............................................ 95 SECTION 11.08 Notes Redeemed in Part ............................................................... 95 SECTION 11.09 [Reserved] .................................................................................... 95 SECTION 11.10 Offers to Repurchase by Application of Proceeds. ...................... 95 SECTION 11.11 Mandatory Redemption; Open Market Purchases ....................... 97 ARTICLE TWELVE GUARANTEES ........................................................................................ 98

76709813v13 TABLE OF CONTENTS (continued) Page -iv- SECTION 12.01 Guarantees.................................................................................... 98 SECTION 12.02 Severability .................................................................................. 99 SECTION 12.03 Restricted Subsidiaries ................................................................. 99 SECTION 12.04 Limitation of Guarantors’ Liability ............................................. 99 SECTION 12.05 Contribution ............................................................................... 100 SECTION 12.06 Subrogation ................................................................................ 100 SECTION 12.07 Reinstatement ............................................................................. 100 SECTION 12.08 Release of a Guarantor ............................................................... 101 SECTION 12.09 Benefits Acknowledged ............................................................. 101 ARTICLE THIRTEEN LEGAL DEFEASANCE AND COVENANT DEFEASANCE ......... 101 SECTION 13.01 Issuer’s Option To Effect Legal Defeasance or Covenant Defeasance ................................................................................. 101 SECTION 13.02 Legal Defeasance and Discharge ............................................... 102 SECTION 13.03 Covenant Defeasance ................................................................. 102 SECTION 13.04 Conditions to Legal Defeasance or Covenant Defeasance ........ 102 SECTION 13.05 Deposited Money and Government Securities To Be Held in Trust; Other Miscellaneous Provisions .................................. 104 SECTION 13.06 Reinstatement ............................................................................. 105 APPENDIX & EXHIBITS Rule 144A/Regulation S/IAI Appendix EXHIBIT 1 to Rule 144A/Regulation S/IAI Appendix – Form of Note EXHIBIT A – Form of Supplemental Indenture EXHIBIT B – Form of Incumbency Certificate EXHIBIT C-1 – Form of U.S. Tax Compliance Certificate (For Foreign Holders That Are Not Partnerships For U.S. Federal Income Tax Purposes) EXHIBIT C-2 – Form of U.S. Tax Compliance Certificate (For Foreign Holders That Are Partnerships For U.S. Federal Income Tax Purposes)

76709813v13 INDENTURE dated as of March 31, 2023 (this “Indenture”), among Globalstar, Inc., a Delaware corporation (the “Issuer” or “Company”), having its principal office at 1351 Holiday Square Blvd., Covington, Louisiana 70433, the Guarantors party hereto from time to time and Wilmington Trust, National Association, as trustee (the “Trustee”). RECITALS OF THE COMPANY The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of its 13.00% Senior Notes due 2029 to be issued on the date hereof (the “Notes”) that may be issued after the Issue Date. Each Guarantor has duly authorized its Guarantee of the Notes, and, to provide therefor, each Guarantor has duly authorized the execution and delivery of this Indenture. All things necessary have been done to make the Notes, when executed by the Issuer and authenticated and delivered hereunder and duly issued by the Issuer, the valid and legally binding obligations of the Issuer and to make this Indenture a valid and legally binding agreement of the Issuer, in accordance with their and its terms. All things necessary have been done to make the Guarantees, upon execution and delivery of this Indenture, the valid obligations of each Guarantor and to make this Indenture a valid and legally binding agreement of each Guarantor, in accordance with their and its terms. NOW, THEREFORE, THIS INDENTURE WITNESSETH: For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and ratable benefit of all Holders, as follows: ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION SECTION 1.01 Rules of Construction. (a) For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires: (1) the terms defined in this Article have the meanings assigned to them in this Article, and words in the singular include the plural and words in the plural include the singular; (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP (as herein defined); (3) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

76709813v13 2 (4) all references to Articles, Sections, Exhibits and Appendices shall be construed to refer to Articles and Sections of, and Exhibits and Appendices to, this Indenture; (5) “or” is not exclusive; (6) “including” means including without limitation; (7) all references to the date the Notes were originally issued shall refer to the Issue Date; (8) all references, in any context, to any interest or other amount payable on or with respect to the Notes shall be deemed to include any Additional Amounts (as herein defined) and PIK Interest; and (9) the words “execution,” “signed,” “signature,” “delivery” and words of like import in or relating to this Indenture or any document to be signed in connection with this Indenture shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means; provided that, notwithstanding anything herein to the contrary, the Trustee is under no obligation to agree to accept electronic signatures in any form or in any format except for facsimile and PDF unless expressly agreed to by the Trustee pursuant to reasonable procedures approved by the Trustee. SECTION 1.02 Definitions. “Acceptable Substitute” means an agreement or agreements between the Issuer or any Restricted Subsidiary, on one hand, and the Partner or one or more third-parties, on the other hand, that (i) in the good faith judgment of the Issuer’s Board of Directors provides the Issuer and its Restricted Subsidiaries economic benefits and burdens that, taken as a whole, are substantially comparable to, or more favorable to the Issuer and its Restricted Subsidiaries than, those provided by the Key Terms Agreement, taken as a whole, (ii) provides for the reimbursement by Partner (or one of its controlled Affiliates) or the counterparty of at least 95% of the Company’s and its Subsidiaries’ capital expenditures thereunder on terms substantially comparable to, or more favorable to the Issuer and its Restricted Subsidiaries than, those provided by the Key Terms Agreement in effect on the date hereof, and (iii) if the counterparty is not the Partner (or one its controlled Affiliates), such counterparty has an Investment Grade Rating for its general unsecured indebtedness or is otherwise reasonably acceptable to the Holders holding at least a majority in principal amount of the then Outstanding Notes. “Acquired Indebtedness” means, with respect to any specified Person, (1) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Restricted Subsidiary of such specified Person, including Indebtedness incurred in connection with, or in contemplation of, such other

76709813v13 3 Person merging with or into or becoming a Restricted Subsidiary of such specified Person, and (2) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person. “Act,” when used with respect to any Holder, has the meaning specified in Section 1.05 of this Indenture. “Additional Amounts” has the meaning specified in Section 10.21 of this Indenture. “Adjusted Net Assets” has the meaning specified in Section 12.05 of this Indenture. “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. “Affiliate Transaction” has the meaning specified in Section 10.13 of this Indenture. “Agent” means any Note Registrar, co-registrar, transfer agent, Paying Agent or additional paying agent. “Applicable Premium” means, with respect to any Note on any Redemption Date, the greater of: (1) 1.0% of the principal amount of the Note; and (2) the excess, if any, of: (A) the present value at such Redemption Date of (i) the Redemption Price of the Note at the First Call Date (such Redemption Price being set forth in the table appearing in Section 11.01 and the principal amount of such Note calculated as of the First Call Date assuming 9.00% PIK Interest, compounding on each Interest Payment Date by being added to the principal amount, and 4.00% interest payable in cash), plus (ii) without duplication for PIK Interest added to the principal amount of such Note for the purpose of clause (A), all required interest payments, whether in cash or in kind (calculated, for the avoidance of doubt, based on 9.00% PIK Interest, compounding on each Interest Payment Date by being added to the principal amount, and 4.00% interest payable in cash on the applicable principal amount of such Notes on each Interest Payment Date prior to the Redemption Date), due on the Note through the First Call Date (excluding accrued but unpaid interest since the most recent Interest Payment Date to the Redemption Date), computed using a discount rate equal to the Treasury Rate as of such Redemption Date plus 50 basis points; over

76709813v13 4 (B) the principal amount of the Note. The Issuer shall calculate or cause the calculation of the Applicable Premium, and the Trustee shall have no duty to calculate or verify the Issuer’s calculations thereof. “Applicable Premium Deficit” has the meaning specified in Section 4.01(a)(2)(C) of this Indenture. “Asset Sale” means: (1) the sale, conveyance, transfer or other disposition, whether in a single transaction or a series of related transactions, of property or assets (including by way of a Sale and Lease-Back Transaction) of the Issuer or any Restricted Subsidiary (each referred to in this definition as a “disposition”), or (2) the issuance or sale of Equity Interests of any Subsidiary, whether in a single transaction or a series of related transactions, in each case, other than: (A) a disposition of cash or Cash Equivalents, obsolete or worn out property or equipment, inventory or other assets that, in the reasonable judgment of the Issuer, are no longer useful in the conduct of the business of the Issuer and its Restricted Subsidiaries and that in each case are disposed of in the ordinary course of business; (B) the disposition of all or substantially all of the assets of the Issuer or any of the Restricted Subsidiaries in a manner permitted pursuant to Article Eight or any disposition that constitutes a Change of Control pursuant to this Indenture; (C) the making of any Restricted Payment or Permitted Investment that is permitted to be made, and is made, under Section 10.10; (D) any disposition of assets or issuance or sale of Equity Interests of any Subsidiary in any transaction or series of transactions with an aggregate Fair Market Value not exceeding $5,000,000 for any such transaction or series of transactions; (E) any disposition of property or assets or issuance of securities by a Restricted Subsidiary to the Issuer or by the Issuer or a Restricted Subsidiary to the Issuer or a Guarantor; (F) [reserved]; (G) the lease, assignment or sublease of any real or personal property in the ordinary course of business; (H) any issuance or sale of Equity Interests in a Foreign Subsidiary, as may be required under applicable law;

76709813v13 5 (I) foreclosures on or expropriations of assets; (J) [reserved]; (K) dispositions of accounts receivable in connection with the collection or compromise thereof in the ordinary course of business and consistent with past practice; (L) the granting of a Lien permitted under Section 10.12; (M) contractual arrangements under long-term contracts with customers entered into by the Issuer and the Restricted Subsidiaries in the ordinary course of business which are treated as sales for accounting purposes; provided that there is no transfer of title in connection with such contractual arrangement; (N) the licensing or sub-licensing of intellectual property or other general intangibles in the ordinary course of business or that is immaterial; or (O) the unwinding or termination of any Swap Agreement (unless entered into for speculative purposes) and allowing for the expiration of any options agreement with respect to any real property or personal property. “Asset Sale Offer” has the meaning specified in Section 10.17 of this Indenture. “Attorney Costs” means and includes all reasonable, documented out-of-pocket fees, expenses and disbursements of any law firm or other external counsel. “Authorized Officers” has the meaning specified in Section 6.03(n) of this Indenture. “Bankruptcy Law” means Title 11 of the United States Bankruptcy Code of 1978 or any similar United States federal or state law relating to bankruptcy, insolvency, receivership, winding- up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law. “Board of Directors” means, with respect to any Person, (i) in the case of any corporation, the Board of Directors of such Person, (ii) in the case of any limited liability company, the board of managers of such Person or the members of such Person, as applicable, (iii) in the case of any partnership, the Board of Directors of the general partner of such Person and (iv) in any other case, the functional equivalent of the foregoing. “Board Resolution” means, with respect to the Issuer, a duly adopted resolution of the Board of Directors of the Issuer or any committee thereof. “Business Day” means each day which is not a Legal Holiday. “Capital Stock” means: (1) in the case of a corporation, corporate stock;

76709813v13 6 (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person. “Cash Equivalents” means: (1) securities or obligations issued or unconditionally guaranteed by the United States government or any agency or instrumentality thereof, in each case having maturities of not more than 24 months from the date of acquisition thereof; (2) securities or obligations issued by any state of the United States of America or any political subdivision of any such state, or any public instrumentality thereof, having maturities of not more than 24 months from the date of acquisition thereof and, at the time of acquisition, having an Investment Grade Rating generally obtainable from either S&P or Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, then from another nationally recognized statistical rating agency); (3) commercial paper and variable or fixed rate notes issued by any bank holding company or any variable rate notes issued by, or guaranteed by, any domestic corporation not an Affiliate of the Issuer rated (x) A-1 (or the equivalent thereof) or better by S&P, or (y) P-1 (or the equivalent thereof) or better by Moody’s, and maturing within one year of the date of acquisition; (4) commercial paper maturing no more than 12 months after the date of creation thereof and, at the time of acquisition, having a rating of at least A-2 or P-2 from either S&P or Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency); (5) domestic certificates of deposit or bankers’ acceptances issued by any bank having combined capital and surplus of not less than $250,000,000 in the case of domestic banks and $100,000,000 (or the U.S. dollar equivalent thereof) in the case of foreign banks; (6) auction rate securities rated at least Aa3 by Moody’s and AA- by S&P (or, if at any time either S&P or Moody’s shall not be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency); (7) repurchase agreements with a term of not more than 30 days for underlying securities of the type described in clauses (1), (2) and (5) above entered into

76709813v13 7 with any bank meeting the qualifications specified in clause (5) above or securities dealers of recognized national standing; (8) repurchase agreements with a term of not more than one year with a bank or trust company or recognized securities dealer having capital and surplus in excess of $250,000,000 for direct obligations issued by or fully guaranteed by the United States of America in which the Issuer or one or more of its Restricted Subsidiaries shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations; (9) marketable short-term money market and similar funds (x) either having assets in excess of $250,000,000 or (y) having a rating of at least A-2 or P-2 from either S&P or Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency); (10) shares of investment companies that are registered under the Investment Company Act of 1940, as amended, and 95% of the investments of which are one or more of the types of securities described in clauses (1) through (9) above; (11) any other investments used by the Issuer and its Restricted Subsidiaries as temporary investments permitted by the Trustee in writing in its sole discretion; and (12) in the case of investments by the Issuer or any Subsidiary organized or located in a jurisdiction other than the United States (or any political subdivision or territory thereof), or in the case of investments made in a country outside the United States of America, other customarily utilized high-quality investments in the country where such Subsidiary is organized or located or in which such Investment is made, all as reasonably determined in good faith by the Issuer. “Cash Management Obligations” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of such Person in respect of cash management services (including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements) provided by any cash management bank to the Issuer or any of its Restricted Subsidiaries, including obligations for the payment of agreed interest and reasonable fees, charges, expenses, Attorney Costs and disbursements in connection therewith. “Change of Control” means the occurrence of any of the following: (1) the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the assets of the Issuer and its Subsidiaries, taken as a whole, to any Person other than a Permitted Holder; or (2) the Issuer becomes aware of (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) the acquisition by any Person or group (within the meaning of Section 13(d)(3) or Section

76709813v13 8 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) other than the Permitted Holders, in a single transaction or in a related series of transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) of more than 50% of the total voting power of the Voting Stock of the Issuer or any company that holds directly or indirectly more than 50% of the total voting power of the Voting Stock of the Issuer. In addition, notwithstanding the preceding or any provision of Section 13(d) or 14(d) of the Exchange Act (or any successor provision), (i) a Person, entity or “group” shall not be deemed to beneficially own securities subject to an equity or asset purchase agreement, merger agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the transactions contemplated by such agreement, (ii) if any “group” includes one or more Permitted Holders, the issued and outstanding Voting Stock of the Issuer beneficially owned, directly or indirectly, by any Permitted Holders that are part of such “group” shall not be treated as being beneficially owned by any other member of such “group” for purposes of determining whether a Change of Control has occurred and (iii) a Person, entity or “group” will not be deemed to beneficially own the Voting Stock of another Person as a result of its ownership of Voting Stock or other securities of such other Person’s parent entity (or related contractual rights) unless it owns more than 50% of the total voting power of the Voting Stock of such parent entity. For purposes of this definition, except with respect to clause (1) of this definition hereunder, and any related definition to the extent used for purposes of this definition, at any time when more than 50% of the total voting power of the Voting Stock of the Issuer is directly or indirectly owned by a parent entity, all references to the Issuer shall be deemed to refer to its ultimate parent entity (but excluding any Permitted Holder). “Change of Control Offer” has the meaning specified in Section 10.16 of this Indenture. “Change of Control Payment” has the meaning specified in Section 10.16 of this Indenture. “Change of Control Payment Date” has the meaning specified in Section 10.16(2) of this Indenture. “Change of Control Triggering Event” means the occurrence of a Change of Control. “Company” means the Person named as the “Company” in the first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Person. “Company Request” or “Company Order” means a written request or order signed in the name of the Company by an Officer thereof, and delivered to the Trustee. “consolidated” or “Consolidated” means, with respect to any Person, such Person consolidated with its Restricted Subsidiaries.

76709813v13 9 “Consolidated EBITDA” means, with respect to the Issuer and the Restricted Subsidiaries on a consolidated basis, for any period, an amount equal to the Adjusted EBITDA reported in the Issuer’s publicly issued earnings release for such period of determination, plus any pro forma adjustments, including pro forma “run rate” cost savings, operating expense reductions, and other synergies related to mergers, business combinations, acquisitions, dispositions and other similar transactions, or related to restructuring initiatives, cost savings initiatives and other initiatives, in each case, projected by the Issuer in good faith to result from actions that have been taken, actions with respect to which substantial steps have been taken or actions that are expected to be taken (in each case, in the good faith determination of the Issuer), in any such case, within four fiscal quarters after the date of consummation of such merger, business combination, acquisition, disposition or other similar transaction or the initiation of such restructuring initiative, cost savings initiative or other initiative; provided that the aggregate amount of all such pro forma adjustments pursuant to this clause that are included in Consolidated EBITDA shall not exceed 10% of Consolidated EBITDA for such period (in each case, calculated before giving effect to any such adjustment); provided, further, that, for the purpose of this clause, (i) any such adjustments shall be added to Consolidated EBITDA for each period until fully realized and shall be calculated on a pro forma basis as though such adjustments had been realized on the first day of the relevant period and shall be calculated net of the amount of actual benefits realized from such actions, (ii) any such adjustments shall be reasonably identifiable and factually supportable and (iii) no such adjustments shall be added pursuant to this clause to the extent duplicative of any items related to adjustments included in the definition of Adjusted EBITDA. “Consolidated Total Indebtedness” means, as of any date of determination, the sum of (i) all Indebtedness of the Issuer and the Restricted Subsidiaries for borrowed money (adjusted (up or down) for the effects of currency swap agreements) outstanding on such date and (ii) all Finance Lease Obligations of the Issuer and the Restricted Subsidiaries outstanding on such date, all calculated on a consolidated basis in accordance with GAAP. “Corporate Trust Office” means the office of the Trustee at which at any particular time its corporate trust business relating to this Indenture shall be principally administered, which office at the date of the execution of this instrument is located at 50 South Sixth Street, Suite 1290, Minneapolis, Minnesota 55402, or such other address as the Trustee may designate from time to time by notice to the Company, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Company). “Covenant Defeasance” has the meaning specified in Section 13.03 of this Indenture. “Default” means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default. “Depositary” means DTC. “Derivative Instrument” with respect to a Person, means any contract, instrument or other right to receive payment or delivery of cash or other assets to which such Person or any Affiliate of such Person that is acting in concert with such Person in connection with such Person’s investment in the Notes (other than a Screened Affiliate) is a party (whether or not requiring further

76709813v13 10 performance by such Person), the value and/or cash flows of which (or any material portion thereof) are materially affected by the value and/or performance of the Notes and/or the creditworthiness of the Performance References. “Designated Noncash Consideration” means the Fair Market Value of noncash consideration received by the Issuer or a Restricted Subsidiary in connection with an Asset Sale that is so designated as Designated Noncash Consideration pursuant to an Officer’s Certificate, setting forth the basis of such valuation, executed by an Executive Vice President and the Principal Financial Officer of the Issuer, less the amount of cash or Cash Equivalents received in connection with a subsequent sale of such Designated Noncash Consideration. “Disqualified Stock” means, with respect to any Person, any Capital Stock of such Person which, by its terms, or by the terms of any security into which it is convertible or for which it is putable or exchangeable, or upon the happening of any event, matures or is mandatorily redeemable, other than as a result of a change of control or asset sale, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, other than as a result of a change of control or asset sale, in whole or in part, in each case prior to the date 91 days after the earlier of the maturity date of the Notes or the date the Notes are no longer outstanding; provided, however, that if such Capital Stock is issued to any plan for the benefit of employees of the Issuer or its Subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Issuer or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations. “Documentary Taxes” has the meaning specified in Section 10.21 of this Indenture. “Domestic Subsidiary” means any Subsidiary of the Issuer incorporated or otherwise formed under the laws of any state of the United States or the District of Columbia. “DTC” means The Depository Trust Company, its nominees and their respective successors. “Electronic Means” shall mean the following communications methods: email, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder. “Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock, but excluding any debt security that is convertible into, or exchangeable for, Capital Stock. “Equity Offering” means any public or private sale of Equity Interests of the Issuer, other than public offerings with respect to the Issuer’s common stock registered on Form S-8 or Form S-4 (or the equivalent thereof). “Event of Default” has the meaning specified in Section 5.01 of this Indenture. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

76709813v13 11 “Existing Indebtedness” means Indebtedness of the Issuer or the Restricted Subsidiaries in existence on the Issue Date, plus interest accruing thereon. “Fair Market Value” means, with respect to any asset or property, as determined by the Issuer, the price which could be negotiated in an arm’s length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction. “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Indenture (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of the foregoing. “Finance Lease Obligations” means, as applied to any Person, an obligation that is required to be accounted for as a financing or capital lease (and, for the avoidance of doubt, not a straight-line or operating lease) on both the balance sheet and income statement for financial reporting purposes in accordance with GAAP. At the time any determination thereof is to be made, the amount of the liability in respect of a financing or capital lease would be the amount required to be reflected as a liability on such balance sheet (excluding the footnotes thereto) in accordance with GAAP. “First Call Date” has the meaning specified in Section 11.01 of this Indenture. “Fitch” means Fitch Ratings, Inc., and any successor to its rating agency business. “Foreign Subsidiary” means any Subsidiary of the Issuer that is not a Domestic Subsidiary. “Funding Guarantor” has the meaning specified in Section 12.05 of this Indenture. “GAAP” means generally accepted accounting principles, as recognized by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, consistently applied and maintained on a consistent basis for the Issuer and its Subsidiaries throughout the period indicated and consistent with the prior financial practice of the Issuer and its Subsidiaries. “Globalstar Licensee LLC Guarantee Trigger Date” means the first date following the Termination Date on which (i) the Issuer and its Subsidiaries no longer have a material commercial relationship with Partner and (ii) all Indebtedness and all other financial obligations of the Issuer and its Subsidiaries to Partner (or any of its controlled Affiliates) under the Partner Agreements and all other agreement or agreements with Partner (or any of its controlled Affiliates) have been paid in full. For the avoidance of doubt, the termination of the Partner Agreements by Partner (or one of its controlled Affiliates) in connection with the bankruptcy or insolvency of the Issuer shall not cause the Globalstar Licensee LLC Guarantee Trigger Date to occur, unless all Indebtedness and all other financial obligations of the Issuer and its Subsidiaries to Partner (or any of its

76709813v13 12 controlled Affiliates) under the Partner Agreements and all other agreement or agreements with Partner (or any of its controlled Affiliates) have been paid in full. “Government Securities” means securities that are: (1) direct obligations of, or obligations fully and unconditionally guaranteed by, the United States of America for the timely payment of which its full faith and credit is pledged, or (2) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuers thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such Government Securities or a specific payment of principal of or interest on any such Government Securities held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Securities or the specific payment of principal of or interest on the Government Securities evidenced by such depository receipt. “Governmental Authority” means any federal, state, provincial, local or foreign court or tribunal or governmental agency, authority, instrumentality or regulatory or legislative body. “guarantee” means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness or other obligations. “Guarantee” means the guarantee by any Guarantor of the Issuer’s obligations under the Notes and this Indenture. “Guarantee Obligations” means, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent, (a) to purchase any such Indebtedness or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such Indebtedness or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such Indebtedness of the ability of the primary obligor to make payment of such Indebtedness or (d) otherwise to assure or hold harmless the owner of such Indebtedness against loss in respect thereof; provided, however, that the term “Guarantee Obligations” shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation shall be deemed to be an amount equal to the stated or determinable amount of the Indebtedness in respect of which such Guarantee Obligation is made or, if not stated or determinable, the maximum

76709813v13 13 reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith. “Guarantor” means each Subsidiary of the Issuer that executes a Guarantee, provided that upon release or discharge of such Subsidiary from its Guarantee in accordance with this Indenture, such Subsidiary shall cease to be a Guarantor. “Holder” means, at any time, a Person in whose name a Note is at such time registered on the Note Registrar’s books. “incur” has the meaning specified in Section 10.11 of this Indenture. “incurrence” has the meaning specified in Section 10.11 of this Indenture. “Indebtedness” means, with respect to any Person, (a) all indebtedness of such Person for borrowed money, (b) the deferred purchase price of assets or services that in accordance with GAAP would be included as liabilities on the balance sheet of such Person, (c) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (d) all Indebtedness of a second Person secured by any Lien on any property owned by such first Person, whether or not such Indebtedness has been assumed, (e) all Finance Lease Obligations of such Person, (f) all net obligations of such Person under interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts, commodity price protection agreements or other commodity price hedging agreements and other similar agreements, (g) without duplication, all Guarantee Obligations of such Person in respect of the foregoing and (h) any Disqualified Stock; provided that Indebtedness shall not include (i) trade payables and accrued expenses, in each case payable directly or through a bank clearing arrangement and arising in the ordinary course of business, (ii) obligations to make progress or incentive payments under Satellite Purchase Agreements, (iii) deferred or prepaid revenue, (iv) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the respective seller, (v) obligations to make payments to one or more insurers under satellite insurance policies in respect of premiums or the requirement to remit to such insurer(s) a portion of the future revenues generated by a Satellite which has been declared a constructive total loss, in each case in accordance with the terms of the insurance policies relating thereto, (vi) Indebtedness of any parent entity appearing on the balance sheet of the Issuer or any Restricted Subsidiary solely by reason of “pushdown” accounting under GAAP, (vii) Non-Finance Lease Obligations or other obligations under or in respect of straight-line leases, operating leases or Sale and Lease-Back Transactions (except resulting in Finance Lease Obligations) and (viii) customer deposits made in connection with the construction or acquisition of a Satellite being constructed or acquired at the request of one or more customers. The amount of Indebtedness of any Person for purposes of clause (d) shall be deemed to be equal to the lesser of (x) the aggregate unpaid amount of such Indebtedness and (y) the Fair Market Value of the property encumbered thereby as reasonably determined by such Person in good faith. The amount of Indebtedness of any Person for purposes of clause (h) shall be deemed to be equal to the greater of the voluntary or involuntary liquidation preference and maximum fixed repurchase price in respect of such Disqualified Stock. For purposes hereof, the “maximum fixed repurchase price” of any Disqualified Stock that does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Stock as if such

76709813v13 14 Disqualified Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the Fair Market Value of such Disqualified Stock, such Fair Market Value shall be determined reasonably and in good faith by the Board of Directors of the Issuer. For the avoidance of doubt, the Issuer’s obligations to make reimbursements to the Partner (or one of its controlled Affiliates) under the Prepayment Agreements and under any additional agreements with Partner (or one of its controlled Affiliates) permitted by Section 10.11(a) shall constitute Indebtedness. “Indenture” means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof. “Instructions” has the meaning specified in Section 6.03(n) of this Indenture. “Interest Payment Date” means the Stated Maturity of an installment of interest on the Notes. “Interest Period” means the period commencing on and including an Interest Payment Date and ending on and including the day immediately preceding the next succeeding Interest Payment Date, with the exception that the first Interest Period shall commence on the date hereof and end on the day immediately preceding the initial Interest Payment Date. “Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s, BBB- (or the equivalent) by S&P and BBB- (or the equivalent) by Fitch, or an equivalent rating by any other Rating Agency. “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended. “Investments” means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the form of loans (including guarantees), advances or capital contributions (excluding accounts receivable, trade credit, advances to customers, commission, travel and similar advances to officers and employees, in each case made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities issued by any other Person and investments that are required by GAAP to be classified on the balance sheet (excluding the footnotes) of the Issuer in the same manner as the other investments included in this definition to the extent such transactions involve the transfer of cash or other property. The amount of any Investment outstanding at any time shall be the original cost of such Investment, reduced by any dividend, distribution, interest payment, return of capital, repayment or other amount received in Cash Equivalents by the Issuer or a Restricted Subsidiary in respect of such Investment to the extent such amounts do not increase any other baskets under this Indenture. “Issue Date” means March 31, 2023.

76709813v13 15 “Issuer” means the Person named as the “Issuer” in the first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Issuer” shall mean such successor Person. “Key Terms Agreement” means the Key Terms Agreement, dated as of October 21, 2019 by and between the Issuer and the Partner, as amended that certain First Amendment dated as of March 6, 2021, that certain Second Amendment dated as of May 10, 2021, that certain Third Amendment dated as of June 1, 2021, that certain Fourth Amendment dated as of February 25, 2023 and as may be amended, restated, replaced, supplemented or otherwise modified from time to time. “Legal Defeasance” has the meaning specified in Section 13.02 of this Indenture. “Legal Holiday” means a Saturday, a Sunday or other day on which banking institutions in New York, New York, United States or in the jurisdiction of the place of payment are authorized or required by law to close. “Lien” means, with respect to any asset, any mortgage, lien, pledge, hypothec, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction; provided that in no event shall any lease (other than a Finance Lease Obligation) entered into in the ordinary course of business be deemed to constitute a Lien. For the avoidance of doubt, in no event shall a Non-Finance Lease Obligation be deemed to be a Lien. “Long Derivative Instrument” means a Derivative Instrument (i) the value of which generally increases, and/or the payment or delivery obligations under which generally decrease, with positive changes to the Performance References and/or (ii) the value of which generally decreases, and/or the payment or delivery obligations under which generally increase, with negative changes to the Performance References. “Maturity,” when used with respect to any Note, means the date on which the principal of such Note or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or otherwise. “Moody’s” means Moody’s Investors Service, Inc. and any successor to its rating agency business. “Nationally Recognized Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant of nationally recognized standing that is, in the good faith judgment of the Issuer, qualified to perform the task for which it has been engaged. “Net Proceeds” means, with respect to any Asset Sale, (a) the gross cash proceeds (including payments from time to time in respect of installment obligations, if applicable) received by or on behalf of the Issuer or any of the Restricted Subsidiaries in respect of such Asset Sale less (b) the sum of:

76709813v13 16 (1) the amount, if any, of all Taxes paid or estimated to be payable by the Issuer or any of the Restricted Subsidiaries in connection with such Asset Sale, determined after taking into account any available Tax credits or deductions and any payments or payable amounts under tax sharing arrangements permitted under the Indenture; provided that (A) if the actual amount of taxes paid is less than the estimated amount, the difference shall immediately constitute Net Proceeds and (B) to the extent and at the time that any such Taxes are no longer required to be paid or payable, such amounts then constitute Net Proceeds, (2) the amount of any reasonable reserve established in accordance with GAAP against any liabilities (other than any Taxes) (x) associated with the assets that are the subject of such Asset Sale and (y) retained by the Issuer or any of the Restricted Subsidiaries; provided that the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Proceeds of such an Asset Sale occurring on the date of such reduction, (3) the amount of any Indebtedness (other than Indebtedness described in clause (1) of the second paragraph of Section 10.17) secured by a Lien on the assets that are the subject of such Asset Sale to the extent that the instrument creating or evidencing such Indebtedness requires that such Indebtedness be repaid upon consummation of such Asset Sale, and (4) reasonable and customary fees, commissions, expenses, issuance costs, discounts and other costs paid by the Issuer or any of the Restricted Subsidiaries, as applicable, in connection with such Asset Sale (other than those payable to the Issuer or any Subsidiary of the Issuer), in each case only to the extent not already deducted in arriving at the amount referred to in clause (a) above. “Net Short” means, with respect to a Holder or beneficial owner, as of a date of determination, either (i) the value of its Short Derivative Instruments exceeds the sum of the (x) the value of its Notes plus (y) the value of its Long Derivative Instruments as of such date of determination or (ii) it is reasonably expected that such would have been the case were a Failure to Pay or Bankruptcy Credit Event (each as defined in the 2014 ISDA Credit Derivatives Definitions) to have occurred with respect to the Issuer or any Guarantor immediately prior to such date of determination. “Non-Finance Lease Obligations” means a lease obligation that is not required to be accounted for as a financing or capital lease on both the balance sheet and the income statement for financial reporting purposes in accordance with GAAP. For avoidance of doubt, a straight-line or operating lease shall be considered a Non-Finance Lease Obligation. “Non-Successor Person” has the meaning specified in Section 8.02 of this Indenture. “Note Register” and “Note Registrar” have the respective meanings specified in Section 3.04.

76709813v13 17 “Notes” has the meaning stated in the first recital to this Indenture and more particularly means any Notes authenticated and delivered under this Indenture, including any PIK Notes or increases in principal amount as the result of payment of PIK Interest. “Obligations” means any principal, interest, penalties, fees, indemnifications, reimbursements (including, without limitation, reimbursement obligations with respect to letters of credit and banker’s acceptances), damages and other liabilities, and guarantees of payment of such principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities, payable under the documentation governing any Indebtedness. “Offer Amount” has the meaning specified in Section 11.10(b) of this Indenture. “Offer Period” has the meaning specified in Section 11.10(b) of this Indenture. “Officer” means the Chairman of the Board of Directors, the Chief Executive Officer, the President, any Executive Vice President, Senior Vice President or Vice President, the Treasurer or the Secretary of the Issuer. “Officer’s Certificate” means a certificate signed on behalf of the Issuer by an Officer of the Issuer or on behalf of any other Person, as the case may be, that meets the requirements set forth in this Indenture and is delivered to the Trustee. “Opinion of Counsel” means a written opinion from legal counsel, who may be an employee of or counsel to the Issuer, which opinion may be subject to customary assumptions and exclusions. “Outstanding,” when used with respect to Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except: (1) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation; (2) Notes, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust or set aside and segregated in trust by the Issuer (if the Issuer shall act as its own Paying Agent) for the Holders of such Notes; provided that, if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture (and any conditions to such redemption have been satisfied or waived) or provision therefor satisfactory to the Trustee has been made; (3) Notes, except to the extent provided in Sections 13.02 and 13.03, with respect to which the Issuer has effected Legal Defeasance or Covenant Defeasance as provided in Article Thirteen; and (4) Notes which have been paid pursuant to Section 3.05 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented

76709813v13 18 to the Trustee proof satisfactory to the Trustee and the Issuer that such Notes are held by a Protected Purchaser in whose hands the Notes are valid obligations of the Issuer; provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Notes have given any request, demand, authorization, direction, consent, notice or waiver hereunder, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. “Partner” means “Partner Parent” as defined in the Key Terms Agreement. “Partner Agreements” means the Key Terms Agreement, the Prepayment Agreements and the related ancillary agreements, including any guarantee agreement, collateral agreement, security agreement, mortgage, deed of trust, or similar or related agreements, among the Issuer, Partner (or one of its controlled Affiliates) and the other parties party thereto, as each may be amended, restated, replaced, supplemented or otherwise modified from time to time. “Paying Agent” means any Person (including the Issuer acting as Paying Agent) authorized by the Issuer to pay the principal of (and premium, if any) or interest on any Notes on behalf of the Issuer. “Performance References” means the Issuer and/or any one or more of the Guarantors. “Permitted Asset Swap” means the concurrent purchase and sale or exchange of Related Business Assets or a combination of Related Business Assets and cash or Cash Equivalents between the Issuer or any of its Restricted Subsidiaries and another Person. “Permitted Debt” has the meaning specified in Section 10.11 of this Indenture. “Permitted Holders” means each of (a)(i) Thermo and (ii) Partner and their respective Affiliates (including, for the avoidance of doubt, any limited partnership, the general partner of which is owned by a convenience party, such as a trust for the benefit of a charity, such general partner, any trust controlling such general partner, and such convenience party) and (b) any Person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act (or any successor provision)) the members of which include any of the Permitted Holders specified in clause (a) above (a “Permitted Holder Group”); provided that, in the case of any Permitted Holder Group, the Permitted Holders specified in clause (a) above collectively own, directly or indirectly, without giving effect to the existence of such group, Equity Interests having more than 50% of the total voting power of the Voting Stock of the Issuer held by such Permitted Holder Group. “Permitted Investments” means: (1) any Investment in (x) the Issuer or any Guarantor or (y) in a Restricted Subsidiary that is not a Guarantor, in the case of this clause (y) in an aggregate

76709813v13 19 amount since the Issue Date not to exceed the greater of $10,000,000 and 10% of Trailing Four Quarter EBITDA, plus the amount of any returns (including dividends, payments, interest, distributions, returns of principal, profits on sale, repayments, income and similar amounts) on or in respect of such Investments; (2) any Investment in cash and Cash Equivalents; (3) any Investment by the Issuer or any Guarantor in a Person that is engaged in a Similar Business, if, as a result of such Investment: (A) such Person becomes a Guarantor, or (B) such Person, in one transaction or a series of related transactions, is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Issuer or a Guarantor; (4) any Investment in securities or other assets not constituting cash or Cash Equivalents and received in connection with an Asset Sale made pursuant to Section 10.17, or any other disposition of assets not constituting an Asset Sale; (5) any Investment existing on the Issue Date; (6) any Investment acquired by the Issuer or any Restricted Subsidiary (A) in exchange for any other Investment or accounts receivable held by the Issuer or any such Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the Issuer or such Restricted Subsidiary of such other Investment or accounts receivable or (B) as a result of a foreclosure by the Issuer or any Restricted Subsidiary with respect to any secured Investment or other transfer of title with respect to any secured Investment in default; (7) Swap Obligations permitted under clause (i) of the second paragraph of Section 10.11; (8) Investments the payment for which consists of Equity Interests of the Issuer, or any of its direct or indirect parent companies (exclusive of Disqualified Stock); (9) guarantees of Indebtedness permitted under Section 10.11; (10) any transaction to the extent it constitutes an investment that is permitted and made in accordance with the provisions of the second paragraph of Section 10.13 (except transactions described in clauses (2) and (4) of such paragraph of Section 10.13);

76709813v13 20 (11) Investments consisting of purchases and acquisitions of inventory, supplies, material or equipment; (12) receivables owing to Issuer or any Restricted Subsidiary if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided that such trade terms may include such concessionary trade terms as Issuer or any such Restricted Subsidiary deems reasonable under the circumstances; (13) advances to employees not in excess of the greater of $10,000,000 and 10% of Trailing Four Quarter EBITDA outstanding at any one time, in the aggregate; (14) loans and advances to officers, directors and employees for business-related travel expenses, moving expenses and other similar expenses, in each case incurred in the ordinary course of business; and (15) advances by the Issuer or the Restricted Subsidiaries to Foreign Subsidiaries for the purpose of making payments to third parties in the ordinary course of business or otherwise to maintain services provided by the Issuer and its Subsidiaries. “Permitted Liens” means, with respect to any Person: (1) pledges or deposits by such Person under workmen’s compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or U.S. government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for the payment of rent, in each case incurred in the ordinary course of business; (2) Liens imposed by law, such as carriers’, landlords’ liens, warehousemen’s, storers’, repairers’ and mechanics’ Liens and other similar Liens arising in the ordinary course of business, in each case for sums not yet due or payable or which are being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review; (3) Liens for taxes, assessments or other governmental charges (A) not yet due or payable, (B) which are being contested in good faith by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP, or (C) do not secure unpaid taxes in an amount exceeding $20,000 in the aggregate; (4) Liens in favor of issuers of performance and surety bonds or bid bonds or with respect to other regulatory requirements or letters of credit issued pursuant to the request of and for the account of such Person in the ordinary course of its business;

76709813v13 21 (5) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties or Liens incidental, to the conduct of the business of such Person or to the ownership of its properties which were not incurred in connection with Indebtedness and which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person; (6) Liens securing Indebtedness permitted to be incurred pursuant to clause (a) or (d) of the definition of Permitted Debt; provided that in the case of such clause (d) such Liens shall not extend to any assets other than the specified asset being financed (and insurance proceeds related thereto) and additions and improvements thereon; and Liens created under any of the Partner Agreements (either existing on the date hereof or incurred on or after the date hereof), including Liens securing Indebtedness permitted to be incurred pursuant to clause (a) of the definition of Permitted Debt and Liens securing any obligations under any of the Partner Agreements; (7) Liens existing on the Issue Date (other than under clause (6)); (8) Liens securing Swap Obligations (including Liens in favor of a counterparty to a swap or similar agreement on the Issuer’s or any Restricted Subsidiary’s rights under such agreement) and Cash Management Obligations, in each case so long as the related Indebtedness is permitted to be incurred under this Indenture; (9) Liens on specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods; (10) leases and subleases of real property which do not materially interfere with the ordinary conduct of the business of the Issuer or any of the Restricted Subsidiaries; (11) Liens arising from Uniform Commercial Code financing statement filings regarding operating leases entered into by the Issuer and its Restricted Subsidiaries in the ordinary course of business; (12) Liens in favor of the Issuer or any Guarantor; (13) Liens on equipment of the Issuer or any Restricted Subsidiary granted in the ordinary course of business to a client of the Issuer or a Restricted Subsidiary at which such equipment is located; (14) Liens to secure any refinancing, refunding, extension, renewal or replacement (or successive refinancing, refunding, extensions, renewals or replacements) as a whole, or in part, of any Indebtedness secured by any Lien referred to in the foregoing clauses (6), (7), (8) and (12); provided, however, that (x) such new Lien shall be limited to all or part of the same property that secured the original Lien (plus improvements on

76709813v13 22 such property), and (y) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (A) the outstanding principal amount or, if greater, committed amount of the Indebtedness described under clauses (6), (7), (8) and (12) at the time the original Lien became a Permitted Lien under this Indenture, and (B) an amount necessary to pay any fees and expenses, including premiums, related to such refinancing, refunding, extension, renewal or replacement; (15) deposits made in the ordinary course of business to secure liability to insurance carriers; (16) [reserved]; (17) the right reserved to or vested in any Governmental Authority by the terms of any lease, license, franchise, grant or permit acquired by the Issuer or any of its Restricted Subsidiaries or by any statutory provision to terminate any such lease, license, franchise, grant or permit, or to require annual or other payments as a condition to the continuance thereof; (18) security given to a public utility or any Governmental Authority when required by such utility or authority in connection with the operations of the Issuer or any of its Restricted Subsidiaries in the ordinary course of its business; (19) subdivision agreements, site plan control agreements, development agreements, servicing agreements, cost sharing, reciprocal and other similar agreements with municipal and other Governmental Authorities affecting the development, servicing or use of a property; provided the same are complied with in all material respects except as such non-compliance does not interfere in any material respect as determined in good faith by the Issuer with the business of the Issuer and its Subsidiaries taken as a whole; (20) facility cost sharing, servicing, reciprocal or other similar agreements related to the use and/or operation of a property in the ordinary course of business, provided the same are complied with in all material respects; (21) Liens in favor of customers on Satellites or portions thereof (including insurance proceeds relating thereto) or the satellite construction or acquisition agreement being related thereto in the event such Satellites or portions thereof are being constructed or acquired at the request of one or more customers to secure repayment of deposits and related amounts; (22) deemed trusts created by operation of law in respect of amounts which are (i) not yet due and payable, (ii) immaterial, (iii) being contested in good faith and by appropriate proceedings for which appropriate reserves have been established in accordance with GAAP or (iv) unpaid due to inadvertence after exercising due diligence; (23) Liens encumbering property or assets under construction arising from progress or partial payments by a customer of the Issuer or its Subsidiaries relating to such property or assets;

76709813v13 23 (24) other Liens so long as the aggregate principal amount of the obligations so secured does not exceed the greater of $10,000,000 and 10% of Trailing Four Quarter EBITDA; (25) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (26) any interest or title of a lessor or secured by a lessor’s interest under any lease permitted by this Indenture (other than in respect of a Finance Lease Obligation), together with all Liens of whatsoever nature permitted or created by such lessor or any fee owner of the property or any predecessor in title; (27) Liens on goods the purchase price of which is financed by a documentary letter of credit issued for the account of the Issuer or any of its Subsidiaries; provided that such Lien secures only the obligations of the Issuer or such Subsidiaries in respect of such letter of credit to the extent permitted under Section 10.11; and (28) Liens created in the ordinary course of business in favor of banks and other financial institutions over credit balances of any bank accounts of the Issuer and the Restricted Subsidiaries held at such banks or financial institutions, as the case may be, to facilitate the operation of cash pooling and/or interest set-off arrangements in respect of such bank accounts in the ordinary course of business. For purposes of this definition, the term “Indebtedness” shall be deemed to include interest on such Indebtedness. “Permitted Vendor Indebtedness” means unsecured indebtedness of the Issuer and its Subsidiaries provided by vendors of goods or services to finance the purchase by the Issuer or a Subsidiary of such goods and services and related costs in an aggregate principal amount not to exceed $25,000,000 at any time outstanding. “Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity. “PIK Interest” has the meaning specified in Section 3.01 of this Indenture. “PIK Note” has the meaning specified in Section 3.01 of this Indenture. “PIK Notice” has the meaning specified in Section 3.01 of this Indenture. “Predecessor Note” of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 3.05 in exchange for a mutilated Note or in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

76709813v13 24 “Prepayment Agreement” means each of the Amended and Restated Prepayment Agreement dated as of May 10, 2021, and the 2023 Prepayment Agreement dated as of February 25, 2023, between the Issuer and Partner (or one of its controlled Affiliates), as each may be amended, restated, replaced, supplemented or otherwise modified from time to time. “primary obligor” has the meaning provided in the definition of the term “Guarantee Obligations.” “Protected Purchaser” has the meaning specified in Section 3.05 of this Indenture. “Purchase Date” has the meaning specified in Section 11.10(b) of this Indenture. “Qualifying Trustee” has the meaning specified in Section 13.05 of this Indenture. “Rating Agency” means Moody’s, S&P and Fitch or if Moody’s, S&P and/or Fitch shall not make a rating on the Notes (or the applicable security) publicly available, a nationally recognized statistical rating agency or agencies, as the case may be, selected by the Issuer (in the case of the Notes, as certified by a Board Resolution) which shall be substituted for Moody’s, S&P and/or Fitch, as the case may be. “Record Date” has the meaning specified in Section 3.01 of this Indenture. “Redemption Date,” when used with respect to any Note to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to Section 11.01 of this Indenture. “Redemption Price,” when used with respect to any Note to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture. “Redemption Price Premium” has the meaning specified in Section 5.02 of this Indenture. “Refinancing Indebtedness” means Indebtedness that serves to refund or refinance any Indebtedness incurred as permitted under clauses (b), (c) and (d) or any Indebtedness to so refund or refinance such Indebtedness including additional Indebtedness incurred to pay accrued but unpaid interest, dividends, premiums (including tender premiums), defeasance costs, underwriting discounts, fees, costs and expenses (including original issue discount, upfront fees or similar fees) incurred in connection with such refinancing prior to its respective maturity; provided, however, that such Refinancing Indebtedness (1) has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is incurred that is not less than the remaining Weighted Average Life to Maturity of the Indebtedness being refunded or refinanced, (2) to the extent such Refinancing Indebtedness refinances Subordinated Indebtedness, such Refinancing Indebtedness is subordinated to the Notes or such Guarantee at least to the same extent as the Indebtedness being refinanced or refunded, and

76709813v13 25 (3) shall not include (A) Indebtedness of a Subsidiary of the Issuer that refinances Indebtedness of the Issuer, or (B) Indebtedness of a Subsidiary of the Issuer that is not a Guarantor that refinances Indebtedness of a Guarantor. “Refunding Capital Stock” has the meaning specified in Section 10.10 of this Indenture. “Related Business Assets” means assets (other than cash or Cash Equivalents) used or useful in a Similar Business; provided that any assets received by the Issuer or a Restricted Subsidiary in exchange for assets transferred by the Issuer or a Restricted Subsidiary shall not be deemed to be Related Business Assets if they consist of securities of a Person, unless upon receipt of the securities of such Person, such Person would become a Restricted Subsidiary. “Responsible Officer,” when used with respect to the Trustee, any officer assigned to the corporate trust department (or any successor division or unit) of the Trustee, who shall have direct responsibility for the administration of this Indenture, and for the purposes of Section 6.01(c)(2) and Section 6.02 shall also include any other officer of the Trustee to whom any corporate trust matter relating to this Indenture is referred because of such officer’s knowledge of and familiarity with the particular subject. “Restricted Investment” means an Investment other than a Permitted Investment. “Restricted Payments” has the meaning specified in Section 10.10 of this Indenture. “Restricted Subsidiary” means, at any time, any direct or indirect Subsidiary of the Issuer. “Retired Capital Stock” has the meaning specified in Section 10.10 of this Indenture. “S&P” means Standard & Poor’s Ratings Group, Inc. and any successor to its rating agency business. “Sale and Lease-Back Transaction” means any arrangement with any Person providing for the leasing by the Issuer or any Restricted Subsidiary of any real or tangible personal property, which property has been or is to be sold or transferred by the Issuer or such Restricted Subsidiary to such Person in contemplation of such leasing. “Satellite” means any satellite owned by, leased to or for which a contract to purchase has been entered into by, the Issuer or any of its Subsidiaries, whether such satellite is in the process of manufacture, has been delivered for launch or is in orbit (whether or not in operational service). “Satellite Manufacturer” means, with respect to any Satellite, the prime contractor and manufacturer of such Satellite. “Satellite Purchase Agreement” means, with respect to any Satellite, the agreement between the applicable Satellite Purchaser and either (i) the applicable Satellite Manufacturer

76709813v13 26 relating to the manufacture, testing and delivery of such Satellite or (ii) the applicable seller relating to the purchase and sale of such Satellite. “Satellite Purchaser” means the Issuer or a Restricted Subsidiary that is a party to a Satellite Purchase Agreement. “Screened Affiliate” means any Affiliate of a Holder (i) that makes investment decisions independently from such Holder and any other Affiliate of such Holder that is not a Screened Affiliate, (ii) that has in place customary information screens between it and such Holder and any other Affiliate of such Holder that is not a Screened Affiliate and such screens prohibit the sharing of information with respect to the Issuer or its Subsidiaries, (iii) whose investment policies are not directed by such Holder or any other Affiliate of such Holder that is acting in concert with such Holder in connection with its investment in the Notes, and (iv) whose investment decisions are not influenced by the investment decisions of such Holder or any other Affiliate of such Holder that is acting in concert with such Holders in connection with its investment in the Notes. “SEC” means the Securities and Exchange Commission, or any successor thereto. “Secured Indebtedness” means any Indebtedness secured by a Lien on property or assets of the Issuer or a Restricted Subsidiary. For the avoidance of doubt, the Issuer’s obligations to make reimbursements to Partner (or one of its controlled Affiliates) under the Prepayment Agreements and any additional agreements with Partner (or one of its controlled Affiliates) permitted by Section 10.11(a) shall constitute Secured Indebtedness. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder. “Senior Indebtedness” means Indebtedness under the Prepayment Agreements or any additional agreements with Partner (or one of its controlled Affiliates) permitted by Section 10.11(a) or under any senior credit facility or similar loan agreement entered into after the date hereof to refinance Indebtedness under the Prepayment Agreements or any additional agreements with Partner (or one of its controlled Affiliates) permitted by Section 10.11(a), including any guarantees, collateral documents, instruments and agreements executed in connection therewith, and any amendments, waivers, supplements, modifications, extensions, renewals, restatements, refundings or other restructuring thereof and any indentures or credit facilities or commercial paper facilities with banks or other institutional lenders or investors that replace, refund, refinance or otherwise restructure all or any part of the loans, notes, other credit facilities or commitments thereunder or any successor or replacement loans, notes, other credit facilities or commitments thereunder, including any such replacement, refunding, refinancing or other restructuring facility or indenture that increases the amount borrowable thereunder, alters the maturity thereof or alters the parties thereto. “Series A Preferred Stock” means the 7.00% Perpetual Preferred Stock, Series A, $0.0001 par value per share, of the Issuer, with a liquidation preference not to exceed $250,000,000, plus any additional liquidation preference issued as pay-in-kind dividends thereon. “Series A Replacement Form” means the form of Certificate of Designation provided to the initial Holder or Holders on the date hereof.

76709813v13 27 “Series A Replacement Instrument” means the preferred stock issued in exchange for the Series A Preferred Stock that (i)(a) are on terms substantially consistent with the Series A Replacement Form or (b) do not have an initial liquidation preference or cash dividend rate in excess of, a stated redemption date materially sooner than or other terms materially more favorable to the holder thereof than, those provided in the Series A Replacement Form and (ii) are on terms approved by the Partner in writing. “Short Derivative Instrument” means a Derivative Instrument (i) the value of which generally decreases, and/or the payment or delivery obligations under which generally increase, with positive changes to the Performance References and/or (ii) the value of which generally increases, and/or the payment or delivery obligations under which generally decrease, with negative changes to the Performance References. “Significant Subsidiary” means any Restricted Subsidiary that would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such regulation is in effect on the Issue Date. “Similar Business” means any business conducted or proposed to be conducted by the Issuer and its Restricted Subsidiaries on the Issue Date or any business that is similar, reasonably related, incidental or ancillary thereto. “Stated Maturity,” when used with respect to any Note or any installment of principal thereof or interest thereon, means the date specified in such Notes as the fixed date on which the principal of such Notes or such installment of principal or interest is due and payable. “Subordinated Indebtedness” means: (1) with respect to the Issuer, any Indebtedness of the Issuer which is by its terms subordinated in right of payment to the Notes, and (2) with respect to any Guarantor, any Indebtedness of such Guarantor which is by its terms subordinated in right of payment to the Guarantee of such Guarantor. All Subordinated Indebtedness of the Company or any Indebtedness required to be subordinated to the Notes under this Indenture must be on terms acceptable to the Holders of at least a majority of the Outstanding Notes, including, but not limited to, the subordination provisions. “Subsidiary” means, with respect to any Person, any company of which more than fifty percent (50%) of the outstanding Capital Stock having ordinary voting power to elect a majority of the Board of Directors or other managers of such Person is at the time owned (directly or indirectly) by, or the management is otherwise controlled by, such Person (irrespective of whether, at the time, Capital Stock of any other class or classes of such person shall have or might have voting power by reason of the occurrence of any contingency). Unless otherwise qualified, references to “Subsidiary” or “Subsidiaries” in this Agreement shall refer to those of the Issuer. “Successor Company” has the meaning specified in Section 8.01 of this Indenture.

76709813v13 28 “Successor Person” has the meaning specified in Section 8.02 of this Indenture. “Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Issuer or any of its Subsidiaries shall be a Swap Agreement. “Swap Obligations” means obligations under or with respect to Swap Agreements. “Tax” means any present or future tax, duty, levy, impost, assessment or similar governmental charge (including penalties, interest and any other liabilities related thereto) and, for the avoidance of doubt, including any withholding or deduction for or on account of any of the foregoing. “Taxing Authority” means any government or political subdivision or territory or possession of any government or any authority or agency therein or thereof having power to tax. “Termination Date” means the first date on which the Key Terms Agreement is terminated and ceases to be in effect. “Test Period” means, on any date of determination, the period of four consecutive fiscal quarters of the Issuer then most recently ended (taken as one accounting period) for which internal financial statements are available. “Thermo” means Thermo Funding II, LLC, a Colorado limited liability company. “Thermo Support Obligations” means (i) that certain Secured Guaranty between Partner and Thermo dated as of February 25, 2023 and (ii) any agreement between, inter alia, the Issuer and Thermo or an Affiliate of Thermo that (x) provides for the guarantee or other credit support of the obligations of the Issuer and its Subsidiaries under the Partner Agreements and (y) that has been approved by a majority of shares of common stock owned by stockholders of the Issuer other than Thermo and its Affiliates voting affirmatively or negatively on the matter. “Total Net Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Total Indebtedness as of the last day of the Test Period most recently ended on or prior to such date of determination, minus cash and Cash Equivalents of the Issuer and its Restricted Subsidiaries to the extent not designated as restricted cash on the consolidated balance sheet of the Issuer and its Restricted Subsidiaries in accordance with GAAP to (b) Consolidated EBITDA for such Test Period. “Trailing Four Quarter EBITDA” means, on any date of determination, Consolidated EBITDA for the four most recent full fiscal quarters for which financial statements are available.

76709813v13 29 “Treasury Rate” means, as of any date of any redemption notice, the weekly average for each Business Day of the most recent week that has ended at least two (2) Business Days prior to the Redemption Date of the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (or, if such Federal Reserve Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the date of the notice of redemption to the First Call Date; provided, however, that if the period from the date of the notice of redemption to the First Call Date is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year will be used. “Trustee” means Wilmington Trust, National Association, until a successor replaces it and, thereafter, means the successor. “Uniform Commercial Code” means the New York Uniform Commercial Code as in effect from time to time. “U.S. Person” means a U.S. Person as defined in Rule 902(k) promulgated under the Securities Act. “Vice President,” when used with respect to the Issuer or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president.” “Voting Stock” of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person; provided, however, that, with respect to the Issuer, the term “Voting Stock” shall not include preferred shares of the Issuer that have a nominal dividend and return of capital and vote only for the election of directors, for so long as such shares are held and voted by directors nominated by a committee consisting of members of the Board of Directors of the Issuer. “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness. “Wholly-Owned Restricted Subsidiary” means a Restricted Subsidiary that is a direct or indirect Wholly-Owned Subsidiary of the Issuer. “Wholly-Owned Subsidiary” of any Person means a Subsidiary of such Person, 100% of the outstanding Capital Stock or other ownership interests of which (other than directors’ qualifying shares) shall at the time be owned by such Person or by one or more Wholly-Owned Subsidiaries of such Person or would be owned upon exchange of all outstanding securities of such Person in accordance with their terms.

76709813v13 30 SECTION 1.03 Compliance Certificates and Opinions. Upon any application or request by the Issuer to the Trustee to take or refrain from taking any action under this Indenture, the Issuer shall furnish to the Trustee an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance which constitutes a condition precedent) relating to the proposed action have been complied with and, other than in connection with the issuance, authentication and delivery of the Notes on the Issue Date and the addition of a new Guarantor or parent guarantor by execution of a supplemental indenture substantially in the form of Exhibit A attached hereto, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 10.08) shall include: (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with. The Trustee shall have no responsibility or liability with respect to any matters that would have been covered by the Opinions of Counsel that are not permitted by this Section. SECTION 1.04 Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Any certificate or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel. Any such certificate or opinion may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer stating that the information with respect to such factual matters is in the possession of the Issuer.

76709813v13 31 Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument. SECTION 1.05 Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section 1.05. (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient. (c) The principal amount and serial numbers of Notes held by any Person, and the date of holding the same, shall be proved by the Note Register. (d) If the Issuer shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Issuer may, at its option, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Issuer shall have no obligation to do so. Such record date shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Notes have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Notes shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date. Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the

76709813v13 32 registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Issuer or any Guarantor in reliance thereon, whether or not notation of such action is made upon such Note. (e) Members of, or participants in, DTC shall have no rights under this Indenture with respect to any global note held on their behalf by DTC or by any custodian of DTC or under such global note, and DTC may be treated by the Issuer, the Trustee and any agent of the Issuer, or the Trustee as the absolute owner of such global note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its agent members, the operation of customary practices of DTC governing the exercise of the rights of a holder of a beneficial interest in any global note. SECTION 1.06 Notices, Etc., to Trustee, Company, Any Guarantor and Agent. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, (1) the Trustee by any Holder or by the Issuer or any Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (via facsimile, email in PDF format, mailed, first-class postage prepaid, or delivered by recognized overnight courier) to or with the Trustee at Wilmington Trust, National Association, 50 South Sixth Street, Suite 1290, Minneapolis, Minnesota 55402, Attention: Globalstar, Inc. Administrator; or (2) the Issuer or any Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or delivered in writing (via facsimile, email in PDF format, mailed, first-class postage prepaid, or delivered by recognized overnight courier) to the Issuer addressed to it at the address of its principal office specified in the first paragraph, Attention: General Counsel, or at any other address previously furnished in writing to the Trustee by the Issuer or such Guarantor. A copy of all notices to any Agent shall be sent to the Trustee at the address shown above. Any Person may change its address by giving notice of such change as set forth herein. SECTION 1.07 Notice to Holders; Waiver. Where this Indenture provides for notice of any event to Holders by the Issuer or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and delivered electronically or mailed, first-class postage prepaid, to each Holder affected by such event, at such Holder’s address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Notices given by publication (including posting of information as contemplated by Section 10.09 of this Indenture) will be deemed given on the first date on which publication is made; notices given by first-class mail,

76709813v13 33 postage prepaid, will be deemed given five (5) calendar days after mailing; notices sent by overnight delivery service will be deemed given when delivered; and notices given electronically will be deemed given when sent. Notices otherwise given in accordance with the procedures of DTC will be deemed given on the date sent to DTC. Any notices required to be given to the Holders of Notes that are in global form will be given to DTC in accordance with its customary procedures therefor. In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. SECTION 1.08 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience of reference only, are not intended to be considered a part hereof and shall not affect the construction hereof. SECTION 1.09 Successors and Assigns. All agreements of the Issuer in this Indenture and the Notes will bind its successors. All agreements of the Trustee in this Indenture will bind its successors. All agreements of each Guarantor in this Indenture will bind its successors, except as otherwise provided in Section 12.08 hereof. SECTION 1.10 Separability Clause. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. SECTION 1.11 Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Note Registrar and their successors hereunder and the Holders any benefit or any legal or equitable right, remedy or claim under this Indenture. SECTION 1.12 Governing Law. This Indenture, the Notes and any Guarantee will be governed by and construed in accordance with the laws of the State of New York. SECTION 1.13 Legal Holidays. In any case where any Interest Payment Date, Redemption Date, Change of Control Payment Date, or Stated Maturity or Maturity of any Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) payment of principal (or premium, if any) or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, Change of Control Payment Date, or at the Stated Maturity or Maturity; provided that no interest shall accrue for purposes of such payment for the

76709813v13 34 period from and after such Interest Payment Date, Redemption Date, Change of Control Payment Date, Stated Maturity or Maturity, as the case may be. SECTION 1.14 No Personal Liability of Directors, Officers, Employees and Stockholders. No director, officer, employee, incorporator or stockholder of the Issuer or any Guarantor or any of their parent companies (other than the Issuer and the Guarantors) shall have any liability for any obligations of the Issuer or the Guarantors under the Notes, the Guarantees or this Indenture or for any claim based on, in respect of, or by reason of such obligations or their creation to the extent permitted by applicable law. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. SECTION 1.15 Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be original; but such counterparts shall together constitute but one and the same instrument. One signed copy is enough to prove this Indenture. The exchange of copies of this Indenture and of signature pages by facsimile, PDF or other electronic means of transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile, PDF or other electronic means shall be deemed to be their original signatures for all purposes. SECTION 1.16 Submission to Jurisdictions; Waiver of Immunities; Waiver of Jury Trial. The Issuer and each Guarantor irrevocably submits to the non-exclusive jurisdiction of any federal or New York state court located in the Borough of Manhattan in the City of New York in the State of New York. To the extent that any of the Issuer or any Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under this Indenture and the Note or Guarantees, as applicable, to the extent permitted by law. The Issuer and each Guarantor irrevocably and unconditionally waives, to the fullest extent permitted by law, any obligation that it may now or hereafter have to the laying of venue of any such action, suit or proceeding in any such court or any appellate court with respect thereto. Each of the Issuer and each Guarantor irrevocably waives, to the fullest extent permitted by law, the defense of any inconvenient forum to the maintenance of such action, suit or proceeding in any such court. EACH PARTY HERETO, AND EACH HOLDER OF A NOTE BY ITS ACCEPTANCE THEREOF, HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS INDENTURE.

76709813v13 35 ARTICLE TWO NOTE FORMS SECTION 2.01 Form and Dating. Provisions relating to the Notes are set forth in the Rule 144A/Regulation S/IAI Appendix attached hereto (the “Appendix”) which is hereby incorporated in, and expressly made part of, this Indenture. The Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit 1 to the Appendix, which is hereby incorporated in, and expressly made a part of, this Indenture. The Notes may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Issuer are subject, if any, or usage (provided that any such notation, legend or endorsement is in a form reasonably acceptable to the Issuer). Each Note shall be dated the date of its authentication. The terms of the Note set forth in the Appendix are part of the terms of this Indenture. The Notes will initially be issued in the form of physical Notes. Upon surrender for registration of transfer of any physical Note to the Note Registrar or any co-Note Registrar, and satisfaction of the requirements for such transfer set forth in Section 3.04, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new physical Notes of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture. Physical Notes may be exchanged for other physical Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency maintained by the Company pursuant to Section 3.04. Whenever any physical Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the physical Notes that the Holder making the exchange is entitled to receive, bearing registration numbers not contemporaneously outstanding. In the event that the Notes are eligible for book-entry settlement with the Depositary, unless otherwise required by law, all Notes may, if the Company so elects, be represented by one or more Notes in global form (each, a “Global Note”) registered in the name of the Depositary or the nominee of the Depositary. Each Global Note shall bear the legend required on a Global Note set forth in Appendix 1 hereto. The transfer and exchange of beneficial interests in a Global Note that does not involve the issuance of a Physical Note shall be effected through the Depositary (but not the Trustee or the custodian) in accordance with this Indenture and the Appendix (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor. SECTION 2.02 Execution, Authentication, Delivery and Dating. The Notes shall be executed on behalf of the Issuer by at least one Officer of the Issuer. The signature of any Officer on the Notes may be manual, facsimile or other electronic signatures of the present or any future such authorized Officer and may be imprinted or otherwise reproduced on the Notes. Notes bearing the manual, facsimile or other electronic signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

76709813v13 36 At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes, and the Trustee in accordance with such Company Order shall authenticate and deliver such Notes. On the Issue Date, the Issuer shall deliver the Notes in an initial aggregate principal amount of $200,000,000 executed by the Issuer to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes, directing the Trustee to authenticate the Notes, and the Trustee in accordance with such Company Order shall authenticate and deliver such Notes. The Trustee shall receive an Officer’s Certificate and an Opinion of Counsel of the Issuer in connection with such authentication of Notes; provided that no Opinion of Counsel under Section 1.03 shall be required in connection with the authentication of the Notes or the increase of the principal amount of any Notes as the result of a payment of PIK Interest. Such Company Order shall specify the amount of Notes to be authenticated and the date on which the original issue of Notes is to be authenticated. Each Note shall be dated the date of its authentication. No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. In case the Issuer or any Guarantor, pursuant to Article Eight of this Indenture, shall be consolidated, amalgamated, merged with or into or wound up into any other Person or shall sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to any Person, and the successor Person resulting from such consolidation or amalgamation, or surviving such merger, or into which the Issuer or such Guarantor shall have been merged or wound up into, or the Person which shall have received a sale, assignment, transfer, lease, conveyance or other disposition as aforesaid, shall have executed a supplemental indenture hereto with the Trustee pursuant to Article Eight of this Indenture, any of the Notes authenticated or delivered prior to such consolidation, amalgamation, merger, sell, assignment, transfer, lease, conveyance or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Notes executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Notes surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Notes as specified in such request for the purpose of such exchange. If Notes shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section 2.02 in exchange or substitution for or upon registration of transfer of any Notes, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Notes at the time Outstanding for Notes authenticated and delivered in such new name.

76709813v13 37 ARTICLE THREE THE NOTES SECTION 3.01 Title and Terms. The aggregate principal amount of Notes which may be authenticated and issued under this Indenture is limited to $200,000,000, except for any PIK Notes issued under this Indenture or increases in the principal amount of the Notes in respect PIK Interest, in each case, in accordance with Sections 2.02, 3.06, and 10.11 and this Section 3.01. The Notes shall be known and designated as the “13.00% Senior Notes due 2029” of the Issuer. The Maturity of the Notes shall be September 15, 2029, and the Notes shall bear interest at the rate of 13.00% per annum from the Issue Date, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semi-annually in arrears on March 15 and September 15 in each year, commencing on September 15, 2023, and at said Maturity, until the principal thereof is paid or duly provided for and to the Person in whose name the Note (or any predecessor Note) is registered at the close of business on March 1 and September 1 immediately preceding such Interest Payment Date (each, a “Record Date”); provided, however, in the event any Notes remain outstanding after March 15, 2028, such Notes shall bear interest at 15.00% per annum from the most recent Interest Payment Date to which interest has been paid or duly provided for. On each Interest Payment Date, the Issuer shall pay scheduled payments of interest consisting of interest: (1) at a rate per annum of 4.00% which shall be paid in cash and (2) at a rate per annum of 9.00% which shall be paid either (x) “in-kind” (“PIK Interest”) through issuance of Notes in such amount (rounded up to the nearest $1.00) (each, a “PIK Note”) or by increasing the principal amount of the Notes outstanding or (y) in cash, in such proportion as the Issuer may determine as provided in this Section 3.01; provided, however, that, in the event any Notes are outstanding after March 15, 2028, the rate under clause (2) of this sentence shall be 11.00%. Interest on any Note for any Interest Period shall be calculated based on the principal amount of such Note after giving effect to any increases in the principal amount of such Note as the result of the payment of PIK Interest. In the event the Issuer elects to pay PIK Interest for any Interest Period, the Issuer will deliver written notice (a “PIK Notice”) to the Trustee and each Holder no later than five (5) Business Days prior to the beginning of such Interest Period specifying the amount of interest to be paid as PIK Interest and the amount of interest to be paid in cash and the Company shall deliver a Company Order, and if necessary, PIK Notes, pursuant to Section 3.06 for such amount of PIK Interest. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Issue Date. The principal of (and premium, if any) and cash interest on the Notes shall be payable at the office or agency of the Issuer maintained for such purpose or, at the option of the Issuer, payment of interest may be made by check mailed to the Holders of the Notes at their respective addresses set forth in the Note Register of Holders; provided that all payments of principal, premium, if any, and interest with respect to Notes represented by one or more permanent global notes registered in the name of or held by DTC or its nominee will be made in accordance with DTC’s applicable procedures. PIK Interest shall be payable as provided in Section 3.06. Until otherwise designated by the Issuer, the Issuer’s office or agency will be the office of the Trustee maintained for such purpose.

76709813v13 38 Holders shall have the right to require the Issuer to purchase their Notes, in whole or in part, in the event of a Change of Control Triggering Event pursuant to Section 10.16, at a price in cash equal to 101.0% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase; provided that if the date of repurchase is on or after the record date and on or before the corresponding interest payment date, then Holders in whose names the Notes are registered at the close of business on such record date will receive interest on the date of repurchase. The Notes shall be subject to repurchase pursuant to an Asset Sale Offer as provided in Section 10.17 or an offer in accordance with Section 10.18. The Notes shall be redeemable as provided in Article Eleven. The due and punctual payment of principal of, premium, if any, and interest on the Notes payable by the Issuer is irrevocably unconditionally guaranteed, to the extent set forth herein, by each of the Guarantors. SECTION 3.02 Denominations. The Notes shall be issuable only in registered, form without coupons and only in minimum denominations of $2,000 and integral multiples of $1,000 in excess of $2,000 (or, if PIK Interest has been paid, in minimum denominations of $1.00 and integral multiples of $1.00 in excess thereof). SECTION 3.03 Temporary Notes. Pending the preparation of definitive Notes, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as conclusively evidenced by their execution of such Notes. If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Company designated for such purpose pursuant to Section 10.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes. SECTION 3.04 Registration, Registration of Transfer and Exchange. The Issuer shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.02 being herein sometimes referred to as the “Note Register”) in which, subject to such reasonable regulations as the Issuer and the Note Registrar may prescribe, the Issuer shall provide for the registration of Notes and of transfers of Notes. The Note Register is intended to cause each Note and other obligation hereunder to be in registered form within the meaning of Section 5f.103-1(c) of the United States Treasury Regulations and within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Internal Revenue Code. The Note Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable

76709813v13 39 times, the Note Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as note registrar (the “Note Registrar”) for the purpose of registering Notes and transfers of Notes as herein provided. Upon surrender for registration of transfer of any Note at the office or agency of the Issuer designated pursuant to Section 10.02, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denomination or denominations of a like aggregate principal amount. At the option of the Holder, Notes may be exchanged for other Notes of any authorized denomination and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive. All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange. Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Note Registrar) be duly endorsed, or be accompanied by written instruments of transfer, in form satisfactory to the Issuer and the Note Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange or redemption of Notes, but the Issuer may require payment of a sum sufficient to cover any fees or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Sections 2.02, 3.03, 9.05, 10.16, 10.17, or 11.08 not involving any transfer. SECTION 3.05 Mutilated, Destroyed, Lost and Stolen Notes. If (1) any mutilated Note is surrendered to the Trustee, or (2) the Issuer and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and there is delivered to the Issuer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Issuer or the Trustee that such Note has been acquired by a Protected Purchaser (as defined in Section 8-303 of the Uniform Commercial Code) (a “Protected Purchaser”), the Issuer shall execute and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Note or in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount, bearing a number not contemporaneously outstanding. In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Note, pay such Note. Every new Note issued pursuant to this Section 3.05 in lieu of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer and each Guarantor, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time

76709813v13 40 enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder. The provisions of this Section 3.05 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes. SECTION 3.06 Payment of Interest; Interest Rights Preserved. (a) Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date for such interest at the office or agency of the Issuer maintained for such purpose pursuant to Section 10.02 in cash and PIK Interest as set forth in Section 3.01; provided, however, that, subject to Section 3.01 hereof, each installment of interest may at the Issuer’s option be paid, if in cash, by (1) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 3.07, to the address of such Person as it appears in the Note Register or (2) transfer to an account located in the United States maintained by the payee, and otherwise in PIK Interest. The Company shall make payments of PIK Interest by (x) if the Notes are represented by one or more physical notes, by issuing PIK Notes to the relevant record Holder on the relevant Interest Payment Date in an aggregate amount equal to the relevant amount of PIK Interest to be paid on each such physical note (rounded up to the nearest $1.00) and the Trustee will, upon receipt of a Company Order, authenticate and deliver such PIK Notes for original issuance to the relevant record Holders and (y) if the Notes are represented by one or more global notes registered in the name of, or held by, the Depositary or its nominee on the relevant Record Date, by increasing the principal amount of the outstanding global note by an amount equal to the amount of PIK Interest for the applicable interest period (rounded up to the nearest $1.00), and the Trustee, upon receipt of a Company Order, will increase the principal amount of the outstanding global note by such amount. The issuance of any PIK Notes to any Holder shall be computed on the basis of the aggregate principal amount of the Notes held by such Holder. Any PIK Notes issued shall be dated as of the applicable Interest Payment Date and shall bear interest from and after such date. All PIK Notes issued shall be governed by, and subject to the terms, provisions and conditions of, this Indenture and shall have the same rights and benefits as the Initial Notes issued. Any PIK Notes shall be issued with the description “PIK Note” on the face of such Note. References in this Indenture and the Notes to the “principal amount” of any Notes shall include PIK Notes and any increase in the principal amount of the outstanding Notes as a result of the payment of PIK Interest. (b) Subject to the foregoing provisions of this Section 3.06, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note. SECTION 3.07 Persons Deemed Owners. Prior to the due presentment of a Note for registration of transfer, the Issuer, any Guarantor, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections

76709813v13 41 3.04 and 3.06) interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall be affected by notice to the contrary. SECTION 3.08 Cancellation. All Notes surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Issuer may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Notes previously authenticated hereunder which the Issuer has not issued and sold, and all Notes so delivered shall be promptly cancelled by the Trustee. If the Issuer shall so acquire any of the Notes, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are surrendered to the Trustee for cancellation. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 3.08, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures. Upon the Company’s written request, the Trustee shall deliver certification of the cancellation of all cancelled Notes. SECTION 3.09 Computation of Interest. Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months. SECTION 3.10 Transfer and Exchange. The Notes shall be issued in registered form and shall be transferable only upon the surrender of a Note for registration of transfer. When a Note is presented to the Note Registrar or a co-registrar with a request to register a transfer, the Note Registrar shall register the transfer as requested if the requirements of this Indenture and Section 8-401(a) of the Uniform Commercial Code are met. When Notes are presented to the Note Registrar or a co-registrar with a request to exchange them for an equal principal amount of Notes of other denominations, the Note Registrar shall make the exchange as requested if the same requirements are met. SECTION 3.11 CUSIP, ISIN and Common Code Numbers. The Issuer in issuing the Notes may use “CUSIP” numbers, ISINs and “Common Code” numbers (in each case, if then generally in use) in addition to serial numbers, and, if so, the Trustee shall use such “CUSIP” numbers, ISINs and “Common Code” numbers in addition to serial numbers in notices of redemption, repurchase or other notices to Holders as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such “CUSIP” numbers, ISINs and “Common Code” numbers either as printed on the Notes or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the serial or other identification numbers printed on the Notes, and any such redemption or repurchase shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any change in the “CUSIP” numbers, ISINs and “Common Code” numbers applicable to the Notes.

76709813v13 42 ARTICLE FOUR SATISFACTION AND DISCHARGE SECTION 4.01 Satisfaction and Discharge of Indenture. This Indenture shall, upon Company Request and at the Company’s expense, be discharged and cease to be of further effect as to all Notes issued hereunder (except for any provisions which survive discharge), and the Trustee, at the expense of the Company, shall execute such instruments reasonably requested by the Company acknowledging satisfaction and discharge of this Indenture (except for any provisions which survive discharge) when: (a) either (1) all Notes heretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.05 and (ii) Notes for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or (2) all such Notes not theretofore delivered to the Trustee for cancellation (A) have become due and payable by reason of the making of a notice of redemption pursuant to Section 11.05 or otherwise, or (B) will become due and payable within one year, or (C) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, and the Issuer or any Guarantor, in the case of (A), (B) or (C) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for the benefit of the Holders, cash in U.S. dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient without consideration of any reinvestment of interest to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and accrued but unpaid interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Maturity or Redemption Date, as the case may be; provided that upon any redemption that requires the payment of the Applicable Premium, the amount deposited shall be sufficient for purposes of this Indenture to the extent that an amount is deposited with the Trustee equal to the Applicable Premium calculated as of the date of the notice of redemption, with any deficit as of the date of redemption (any such amount, the “Applicable Premium Deficit”) only required to be deposited with the Trustee on or prior to the Redemption Date. Any Applicable Premium Deficit shall be set forth in an Officer’s Certificate delivered to the Trustee at least two (2) Business Days prior to the Redemption Date that confirms that such Applicable Premium Deficit shall be applied toward such redemption;

76709813v13 43 (b) no Default or Event of Default (other than that resulting from borrowing funds to be applied to make such deposit) with respect to this Indenture or the Notes shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit and such deposit shall not result in a breach or violation of, or constitute a default under the Senior Indebtedness or any other material agreement or instrument (other than this Indenture) to which the Issuers or any Guarantor is a party or by which the Issuer or any Guarantor is bound; (c) the Issuer has paid or caused to be paid all sums payable by it under this Indenture; (d) the Issuer has delivered irrevocable instructions to the Trustee under this Indenture to apply the deposited money toward the payment of such Notes at the Maturity or the Redemption Date, as the case may be; and (e) the Issuer has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein to the satisfaction and discharge of this Indenture have been complied with. Such Opinion of Counsel may rely on such Officer’s Certificate as to matters of fact, including clauses (a), (b), (c) and (d). Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Trustee under Section 6.07, the obligations of the Issuer to any authenticating agent under Section 6.12 and, if money or Government Securities shall have been deposited with the Trustee pursuant to subclause (2) of clause (a) of this Section 4.01, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive such satisfaction and discharge. SECTION 4.02 Application of Trust Money. Subject to any applicable abandoned property laws and the provisions of the last paragraph of Section 10.03, all money or Government Securities deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money or Government Securities has been deposited with the Trustee; but such money or Government Securities need not be segregated from other funds except to the extent required by law. If the Trustee or Paying Agent is unable to apply any money or Government Securities in accordance with Section 4.01 by reason of any legal proceeding or by reason of any order or judgment of any court or Governmental Authority enjoining, restraining or otherwise prohibiting such application, the Issuer’s and any Guarantor’s obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 4.01 until such time as the Trustee or Paying Agent is permitted to apply all such money or Government Securities in accordance with Section 4.01.

76709813v13 44 ARTICLE FIVE REMEDIES SECTION 5.01 Events of Default. “Event of Default,” wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body): (a) default in payment when due and payable, upon redemption, acceleration or otherwise, of principal of, or premium, if any, on the Notes issued under this Indenture; (b) default for 30 days or more in the payment when due of interest or Additional Amounts on or with respect to the Notes issued under this Indenture; (c) failure by the Issuer to comply with its obligations under Section 8.01; (d) failure by the Issuer or any Guarantor for 45 days after receipt of written notice given by the Trustee or the Holders of not less than 25% in principal amount of the Notes then outstanding and issued under this Indenture to comply with any of its obligations, covenants or other agreements (other than a default referred to in clauses (a), (b) or (c) above) contained in this Indenture or the Notes; (e) default under any mortgage, indenture or instrument under which there is issued or by which there is secured or evidenced any Indebtedness by the Issuer or any Restricted Subsidiary or the payment of which is guaranteed by the Issuer or any Restricted Subsidiary, other than Indebtedness owed to the Issuer or a Restricted Subsidiary, whether such Indebtedness or guarantee now exists or is created after the issuance of the Notes, if (1) such default either (A) results from the failure to pay any such Indebtedness at its stated final maturity (after giving effect to any applicable grace periods) or (B) relates to an obligation other than the obligation to pay principal of any such Indebtedness at its stated final maturity and results in the holder or holders of such Indebtedness causing such Indebtedness to become due prior to its Stated Maturity; (2) the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal at stated final maturity (after giving effect to any applicable grace periods), or the maturity of which has been so accelerated, aggregate $25,000,000 or more at any one time outstanding; and (3) in the case of the occurrence of a default described in (1)(B) above, such default results in (x) the acceleration of such Indebtedness prior to the final maturity thereof or (y) the commencement of judicial proceedings to foreclose upon, or to exercise

76709813v13 45 remedies under applicable law or applicable security documents to take ownership of, the assets securing such Indebtedness; (f) failure by the Issuer or any Significant Subsidiary to pay final judgments aggregating in excess of $25,000,000 or its foreign currency equivalent (net of any amounts which are covered by insurance policies from creditworthy insurers), which final judgments remain undischarged, unwaived and unstayed for a period of more than 60 days after such judgment becomes final; (g) any of the following events with respect to the Issuer or any Significant Subsidiary: (1) the Issuer or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law: (A) commences proceedings to be adjudicated bankrupt or insolvent; (B) consents to the entry of an order for relief against it in an involuntary case; (C) consents to the appointment of a custodian of it or for all or substantially all of its property; (D) takes any comparable action under any foreign laws relating to insolvency; or (2) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (A) is for relief against the Company or any Significant Subsidiary in an involuntary case; (B) appoints a custodian of the Company or any Significant Subsidiary or for all or substantially all of its property; or (C) orders the winding up or liquidation of the Company or any Significant Subsidiary; and the order or decree remains unstayed and in effect for 60 days; or (h) the Guarantee of the Issuer or any Significant Subsidiary shall for any reason cease to be in full force and effect or be declared null and void or any Officer of the Issuer or any Guarantor that is a Significant Subsidiary, as the case may be, denies that it has any further liability under its Guarantee or gives notice to such effect, other than by reason of the termination of this Indenture or the release of any such Guarantee in accordance with this Indenture. SECTION 5.02 Acceleration of Maturity; Rescission and Annulment.

76709813v13 46 (a) If any Event of Default (other than an Event of Default specified in Section 5.01(g) above) occurs and is continuing, then and in every such case the Trustee or the Holders of at least 25% in principal amount of the Outstanding Notes issued under this Indenture may declare the principal, premium, if any, interest and any other monetary obligations on all the Outstanding Notes to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by Holders); provided that no such declaration may occur with respect to any action taken, and reported publicly or to Holders, more than two years prior to the date of such declaration. The Trustee shall have no obligation to accelerate the Notes. The Trustee shall have no obligation to determine when or if any Holders have been notified of any such action or to track when such two- year period starts or concludes. Any time period to cure any actual or alleged Default or Event of Default may be extended or stayed by a court of competent jurisdiction. Any notice of Default, notice of acceleration or instruction to the Trustee to provide a notice of Default, notice of acceleration or take any other action (a “Noteholder Direction”) provided by any one or more Holders (each a “Directing Holder”) must be accompanied by a written representation from each such Holder delivered to the Issuer and the Trustee that such Holder is not (or, in the case such Holder is DTC or its nominee, that such Holder is being instructed solely by beneficial owners that have represented to such Holder that they are not) Net Short (a “Position Representation”), which representation, in the case of a Noteholder Direction relating to the delivery of a notice of Default shall be deemed a continuing representation until the resulting Event of Default is cured or otherwise ceases to exist or the Notes are accelerated. In addition, each Directing Holder is deemed, at the time of providing a Noteholder Direction, to covenant to provide the Issuer with such other information as the Issuer may reasonably request from time to time in order to verify the accuracy of such Noteholder’s Position Representation within five (5) Business Days of request therefor (a “Verification Covenant”). In any case in which the Holder is DTC or its nominee, any Position Representation or Verification Covenant required hereunder shall be provided by the beneficial owner of the Notes in lieu of DTC or its nominee, and DTC shall be entitled to conclusively rely on such Position Representation and Verification Covenant in delivering its direction to the Trustee. If, following the delivery of a Noteholder Direction, but prior to acceleration of the Notes, the Issuer determines in good faith that there is a reasonable basis to believe a Directing Holder was, at any relevant time, in breach of its Position Representation and provide to the Trustee an Officer’s Certificate stating that the Issuer has initiated litigation in a court of competent jurisdiction seeking a determination that such Directing Holder was, at such time, in breach of its Position Representation, and seeking to invalidate any Event of Default that resulted from the applicable Noteholder Direction, the cure period with respect to such Default shall be automatically stayed and the cure period with respect to such Event of Default shall be automatically reinstituted and any remedy stayed pending a final and non-appealable determination of a court of competent jurisdiction on such matter. If, following the delivery of a Noteholder Direction, but prior to acceleration of the Notes, the Issuer provides to the Trustee an Officer’s Certificate stating that a Directing Holder failed to satisfy its Verification Covenant, the cure period with respect to such Default shall be automatically stayed and the cure period with respect to any Event of Default that resulted from the applicable Noteholder Direction shall be automatically reinstituted and any remedy stayed pending satisfaction of such Verification Covenant. Any breach of the Position Representation shall result in such Holder’s participation in such Noteholder Direction being disregarded; and, if, without the participation of such Holder, the

76709813v13 47 percentage of Notes held by the remaining Holders that provided such Noteholder Direction would have been insufficient to validly provide such Noteholder Direction, such Noteholder Direction shall be void ab initio (other than any indemnity such Directing Holder may have offered the Trustee), with the effect that such Event of Default shall be deemed never to have occurred, acceleration voided and the Trustee shall be deemed not to have received such Noteholder Direction or any notice of such Default or Event of Default. Notwithstanding anything in the preceding two paragraphs to the contrary, any Noteholder Direction delivered to the Trustee during the pendency of an Event of Default specified in Section 5.01(g) shall not require compliance with the foregoing paragraphs of this Section 5.02(a). For the avoidance of doubt, the Trustee shall be entitled to conclusively rely on any Noteholder Direction delivered to it in accordance with this Indenture, shall have no duty to inquire as to or investigate the accuracy of any Position Representation, enforce compliance with any Verification Covenant, verify any statements in any Officer’s Certificate delivered to it, or otherwise make calculations, investigations or determinations with respect to Derivative Instruments, Net Shorts, Long Derivative Instruments, Short Derivative Instruments or otherwise. The Trustee shall have no liability to the Issuer, any Holder or any other Person in acting in good faith on a Noteholder Direction. If the Notes are accelerated or otherwise become due prior to March 15, 2027 for any reason (including the acceleration of claims by operation of law), in each case, as a result of an Event of Default, the amount of principal, accrued and unpaid interest and premium on the Notes that becomes due and payable shall equal 100% of the principal amount of the Notes then outstanding plus the Applicable Premium or, following March 15, 2025, the amount by which the applicable Redemption Price exceeds the principal amount of the Notes (the “Redemption Price Premium”), as applicable, pursuant to Section 11.01 in effect on the date of such acceleration, plus accrued and unpaid interest on the applicable Notes as of the date of acceleration, as if such acceleration were an optional redemption of the Notes pursuant to Section 11.01. Without limiting the generality of the foregoing, in the event the Notes are accelerated or otherwise become due prior to March 15, 2027, in each case, in respect of any Event of Default (including, but not limited to, upon the occurrence of an Event of Default arising under Section 5.01(g) (including the acceleration of claims by operation of law)), the Applicable Premium or the Redemption Price Premium, as applicable, with respect to an optional redemption pursuant to Section 11.01 will also be due and payable as though the Notes were optionally redeemed and shall constitute part of the Obligations, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of each Holder’s lost profits as a result thereof. Any premium (including the Applicable Premium or the Redemption Premium, as applicable) payable above shall be deemed to be principal of the Notes and interest shall accrue on the full principal amount of the Notes (including the Applicable Premium or the Redemption Price Premium, as applicable) from and after the applicable triggering event, including in connection with an Event of Default specified in Section 5.01(g). Any premium payable pursuant to this paragraph shall be presumed to be the liquidated damages sustained by each Holder as the result of the acceleration of the Notes and the Issuer agrees that it is reasonable under the circumstances currently existing. The premium (including the Applicable Premium or the Redemption Premium, as applicable) shall also be payable in the event the Notes (and/or this Indenture) are satisfied, released or discharged by foreclosure, whether by power of judicial

76709813v13 48 proceeding, deed in lieu of foreclosure or by any other means. THE ISSUER AND EACH GUARANTOR EXPRESSLY WAIVES (TO THE FULLEST EXTENT THEY MAY LAWFULLY DO SO) THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING PREMIUM (INCLUDING THE APPLICABLE PREMIUM OR THE REDEMPTION PRICE PREMIUM, AS APPLICABLE) IN CONNECTION WITH ANY SUCH ACCELERATION. The Issuer expressly agrees (to the fullest extent it may lawfully do so) that: (A) the premium (including the Applicable Premium or the Redemption Premium, as applicable) is reasonable and is the product of an arm’s length transaction between sophisticated business entities, ably represented by counsel; (B) the premium (including the Applicable Premium or the Redemption Premium, as applicable) shall be payable notwithstanding the then prevailing market rates at the time payment is made; (C) there has been a course of conduct between Holders and the Issuer giving specific consideration in this transaction for such agreement to pay the premium (including the Applicable Premium or the Redemption Price Premium, as applicable); and (D) the Issuer shall be estopped hereafter from claiming differently than as agreed to in this paragraph. The Issuer expressly acknowledges that its agreement to pay the premium (including the Applicable Premium or the Redemption Premium, as applicable) to Holders as herein described is a material inducement to Holders to purchase the Notes. Any reference in this Indenture to “premium” shall be deemed to include the Applicable Premium and the Redemption Price Premium. (b) Upon the effectiveness of such declaration, such principal and interest will be due and payable immediately. Notwithstanding the foregoing, if an Event of Default specified in Section 5.01(g) above occurs, then the principal amount of all Outstanding Notes shall ipso facto become and be immediately due and payable without any notice, declaration or other act on the part of the Trustee or any Holder. (c) At any time after a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of a majority in aggregate principal amount of the Outstanding Notes, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences, so long as such rescission and annulment would not conflict with any judgment of a court of competent jurisdiction, if: (1) the Issuer has paid or deposited with the Trustee a sum sufficient to pay: (A) all overdue interest on all Outstanding Notes, (B) all unpaid principal of (and premium, if any, on) any Outstanding Notes which has become due otherwise than by such declaration of acceleration, and interest on such unpaid principal at the rate borne by the Notes, (C) to the extent that payment of such interest is lawful, interest on overdue interest at the rate borne by the Notes, and

76709813v13 49 (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and (2) Events of Default, other than the non-payment of amounts of principal of (or premium, if any, on) or interest on Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13, provided that no such rescission shall affect any subsequent default or impair any right consequent thereon. SECTION 5.03 Collection of Indebtedness and Suits for Enforcement by Trustee. The Issuer covenants that if: (a) default is made in the payment of any installment of interest on any Note when such interest becomes due and payable and such default continues for a period of 30 days, or (b) default is made in the payment of the principal of (or premium, if any, on) any Note at the Maturity thereof, the Issuer will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal (and premium, if any) and interest, and interest on any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installment of interest, at the rate borne by the Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel. If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Issuer, any Guarantor or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer, any Guarantor or any other obligor upon the Notes, wherever situated. If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders under this Indenture and the Guarantees by such appropriate judicial proceedings as the Trustee shall deem necessary to protect and enforce any such rights, including seeking recourse against any Guarantor, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy, including seeking recourse against any Guarantor. SECTION 5.04 Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer or any other obligor including any Guarantor, upon the Notes or the property of the Issuer or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as

76709813v13 50 therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise, (a) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding. SECTION 5.05 Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered. SECTION 5.06 Application of Money Collected. Any money or property collected by the Trustee pursuant to this Article and any money or other property distributable in respect of obligations of the Issuer under this Indenture after the occurrence of an Event of Default shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid: FIRST: To the payment of all amounts due the Trustee (including any predecessor Trustee) under Section 6.07; SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind,

76709813v13 51 according to the amounts due and payable on such Notes for principal (and premium, if any) and interest, respectively; and THIRD: The balance, if any, to the Issuer or as a court of competent jurisdiction may direct in writing; provided that all sums due and owing to the Holders and the Trustee have been paid in full as required by this Indenture. SECTION 5.07 Limitation on Suits. Except to enforce the right to receive payment of principal, premium (if any) or interest when due, no Holder shall pursue any remedy with respect to this Indenture or the Notes, unless: (a) such Holder has previously given the Trustee notice that an Event of Default is continuing; (b) Holders of at least 25% in principal amount of the outstanding Notes have requested the Trustee to pursue the remedy; (c) such Holders have offered, and if requested, provided to the Trustee reasonable security or indemnity against any loss, liability or expense; (d) the Trustee has not complied with such request within 60 days after the receipt of the written request and the offer of security or indemnity; and (e) Holders of a majority in principal amount of the outstanding Notes have not given the Trustee a written direction that, in the opinion of the Trustee, is inconsistent with such request within such 60-day period, it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or the Guarantees to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture or the Guarantees, except in the manner herein provided and for the equal and ratable benefit of all the Holders (it being further understood that the Trustee does not have an affirmative duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders). SECTION 5.08 Unconditional Right of Holders to Receive Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Eleven) and in such Note of the principal of (and premium, if any) and (subject to Section 3.06) interest on such Note on the respective Stated Maturities expressed in such Note (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment on or after such respective dates, and such rights shall not be impaired without the consent of such Holder. SECTION 5.09 Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or the Guarantees and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any

76709813v13 52 determination in such proceeding, the Issuer, any Guarantor, any other obligor of the Notes, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted. SECTION 5.10 Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 3.05, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. SECTION 5.11 Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be. SECTION 5.12 Control by Holders. Subject to the Trustee’s rights under Article Six hereof, the Holders of not less than a majority in principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that: (a) such direction shall not be in conflict with any rule of law or with this Indenture, (b) subject to all applicable laws, rules and regulations, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and (c) the Trustee need not take any action which might involve it in personal liability or which the Trustee determines is unduly prejudicial to the rights of any Holders not consenting (it being understood that the Trustee does not have an affirmative duty to determine whether any action is prejudicial to any Holder). SECTION 5.13 Waiver of Past Defaults. Subject to Sections 5.08 and 9.02, the holders of at least a majority in aggregate principal amount of the Outstanding Notes issued under this Indenture by notice to the Trustee may on behalf of the Holders of all of such Notes waive any existing or past Default or Event of Default hereunder and its consequences under this Indenture (except a continuing Default or Event of Default in respect of the payment of interest on, premium, if any, or the principal of any such Note held by a non-consenting Holder, or in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Note affected) and rescind any acceleration and its consequences with respect to the Notes; provided such rescission would not conflict with any judgment of a court of competent jurisdiction and the Trustee has been paid any amounts owed to

76709813v13 53 it in connection with such Default or Event of Default. In the event of any Event of Default specified in clause (e) of Section 5.01, such Event of Default and all consequences thereof (excluding any resulting payment default, other than as a result of acceleration of the Notes) shall be annulled, waived and rescinded, automatically and without any action by the Trustee or the Holders, if within 20 days after such Event of Default arose: (a) the Indebtedness or guarantee that is the basis for such Event of Default has been discharged; or (b) the requisite holders thereof have rescinded or waived the acceleration, notice or action (as the case may be) giving rise to such Event of Default; or (c) the default that is the basis for such Event of Default has been cured. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. SECTION 5.14 Waiver of Stay or Extension Laws. Each of the Issuer, the Guarantors and any other obligor on the Notes covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Issuer, the Guarantors and any other obligor on the Notes (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted. ARTICLE SIX THE TRUSTEE SECTION 6.01 Duties of the Trustee. (a) Except during the continuance of an Event of Default actually known to a Responsible Officer of the Trustee, (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and (2) in the absence of bad faith, gross negligence or willful misconduct on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions specifically required by any provision hereof to be provided to it, the Trustee shall be under a duty to examine the same to determine whether or not they

76709813v13 54 conform to the requirements of this Indenture, but not to verify the contents thereof or any conclusions therein. (b) If an Event of Default has occurred and is continuing of which a Responsible Officer of the Trustee has actual knowledge (in the case of an Event of Default under clause (a) or (b) of Section 5.01 hereof, but then only if the Trustee is then the Paying Agent) or (in the case of any other Event of Default) of which written notice of such Event of Default shall have been given to a Responsible Officer of the Trustee by the Issuer, any other obligor of the Notes or by any Holder, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs. (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that (1) this paragraph (c) shall not be construed to limit the effect of paragraphs (a) or (d) of this Section 6.01; (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in aggregate principal amount of the Outstanding Notes relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture. (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.01. SECTION 6.02 Notice of Defaults. Notwithstanding anything herein to the contrary (including Section 5.02(a) hereof), within 30 days after the receipt from the Issuer of notice of the occurrence of any Default or Event of Default hereunder, the Trustee shall transmit notice of such Default or Event of Default hereunder, unless such Default or Event of Default shall have been cured or waived; provided, however, that, except in the case of a Default or Event of Default in the payment of the principal of (or premium, if any, on) or interest on any Note, the Trustee shall be protected in withholding such notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders.

76709813v13 55 SECTION 6.03 Certain Rights of Trustee. Subject to the provisions of Sections 6.01 and 6.02: (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties; (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution; (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officer’s Certificate and/or Opinion of Counsel; (d) the Trustee may consult with counsel of its own selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance on the advice or opinion of such counsel; (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered, and if requested, provided to the Trustee indemnity or security satisfactory to the Trustee against any loss, liability or expense which might be incurred by it in compliance with such request or direction; (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney at the expense of the Issuer and shall incur no liability of any kind by reason of such inquiry or investigation; (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; (h) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

76709813v13 56 (i) the rights, privileges, protections, immunities and benefits given to the Trustee, including its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; (j) the Trustee may request that the Issuer deliver an incumbency certificate substantially in the form of Exhibit B hereto setting forth the names of individuals or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which incumbency certificate may be signed by any person authorized to sign an Officer’s Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded; (k) anything in this Indenture notwithstanding, in no event shall the Trustee be responsible or liable for special, indirect, incidental, punitive, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; and (l) the Trustee shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless a Responsible Officer of the Trustee shall have received written notice from the Issuer or Holders describing such Default or Event of Default, and stating that such notice is a notice of Default; (m) the permissive right of the Trustee to take or refrain from taking any actions enumerated in this Indenture shall not be construed as a duty; and (n) The Trustee shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to this Indenture and delivered using Electronic Means; provided, however, that the Issuer and Guarantors shall each provide to the Trustee an incumbency certificate listing officers with the authority to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended whenever a person is to be added or deleted from the listing. If the Issuer or any of the Guarantors elect to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling. The Issuer and Guarantors each understand and agree that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Issuer and Guarantors shall each be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and that the Issuer and Guarantors and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Issuer or Guarantors, respectively. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Issuer and Guarantors each agree: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee,

76709813v13 57 including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Issuer or Guarantors; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures. SECTION 6.04 Trustee Not Responsible for Recitals or Issuance of Notes. The recitals contained herein and in the Notes, except for the Trustee’s certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Notes and perform its obligations hereunder. The Trustee shall not be accountable for the use or application by the Issuer of Notes or the proceeds thereof. SECTION 6.05 May Hold Notes. The Trustee, any Paying Agent, any Note Registrar or any other agent of the Issuer or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer with the same rights it would have if it were not the Trustee, Paying Agent, Note Registrar or such other agent; provided, however, that, if it acquires any conflicting interest, it must eliminate such conflict within 90 days or resign. SECTION 6.06 Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Issuer. SECTION 6.07 Compensation and Reimbursement. The Issuer and the Guarantors, jointly and severally, agree: (a) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the Issuer and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel and of all Persons not regularly employed by the Trustee), except any such expense, disbursement or advance as shall be determined to have been caused by its own gross negligence or willful misconduct as determined by a final non-appealable order of a court of competent jurisdiction; and (c) to indemnify the Trustee and any predecessor Trustee and their officers, agents, directors, and employees for, and to hold them harmless against, any and all loss, liability,

76709813v13 58 claim, damage or expense, including taxes (other than the taxes based on the net income of the Trustee) incurred without gross negligence or willful misconduct on its part as determined by a final non-appealable order of a court of competent jurisdiction, arising out of or in connection with the acceptance or administration of this trust, including the documented and reasonable compensation, expenses and disbursements of its agents and counsel related thereto and the costs of enforcing the terms of this Indenture, including the indemnification provided herein, and defending itself against any claim, regardless of whether the claim is asserted by the Issuer, a Guarantor, a Holder or any other Person, or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Issuer and Guarantors under this Section 6.07 to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture and resignation or removal of the Trustee. As security for the performance of such obligations of the Issuer and Guarantors, the Trustee shall have a lien prior to the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Notes. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(g), the expenses (including the reasonable charges and expenses of its counsel) of and the compensation for such services are intended to constitute expenses of administration under any applicable Bankruptcy Law. “Trustee” for purposes of this Section 6.07 shall include any predecessor Trustee; provided, however, that the negligence or willful misconduct of any Trustee hereunder shall not affect the rights of any other Trustee hereunder. The provisions of this Section 6.07 shall survive the satisfaction and discharge of this Indenture. SECTION 6.08 Corporate Trustee Required; Eligibility. There shall be at all times a Trustee hereunder which shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, State, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 6.08, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.08, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. SECTION 6.09 Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.10.

76709813v13 59 (b) The Trustee may resign at any time by giving written notice thereof to the Issuer. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee by written instrument, a copy of which shall be delivered to the resigning Trustee and a copy to the successor Trustee. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the removed Trustee may petition, at the expense of the Issuer, any court of competent jurisdiction for the appointment of a successor Trustee. (c) The Trustee may be removed with 30 days’ notice at any time by Act of the Holders of not less than a majority in principal amount of the Outstanding Notes, delivered to the Trustee and to the Issuer. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Issuer, any court of competent jurisdiction for the appointment of a successor Trustee. (d) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuer shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Issuer and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Issuer. If no successor Trustee shall have been so appointed by the Issuer or the Holders and accepted appointment in the manner hereinafter provided, the resigning Trustee or any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself, and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee at the sole cost and expense of the Issuer. (e) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders in the manner provided for in Section 1.07. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office. SECTION 6.10 Acceptance of Appointment by Successor. (a) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder subject to the lien provided for in Section 6.07. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

76709813v13 60 (b) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article. SECTION 6.11 Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes. In case at that time any of the Notes shall not have been authenticated, any successor Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor Trustee. In all such cases such certificates shall have the full force and effect which this Indenture provides for the certificate of authentication of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation. SECTION 6.12 Appointment of Authenticating Agent. At any time when any of the Notes remain Outstanding, the Trustee may appoint an authenticating agent or agents with respect to the Notes which shall be authorized to act on behalf of the Trustee to authenticate Notes and the Trustee shall give written notice of such appointment to all Holders with respect to which such authenticating agent will serve, in the manner provided for in Section 1.07. Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, and a copy of such instrument shall be promptly furnished to the Issuer. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent shall be acceptable to the Issuer and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as authenticating agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 6.12, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an authenticating agent shall cease to be eligible in accordance with the provisions of this Section 6.12, it shall resign immediately in the manner and with the effect specified in this Section 6.12. Any corporation into which an authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or

76709813v13 61 consolidation to which such authenticating agent shall be a party, or any corporation succeeding to all or substantially all the corporate agency or corporate trust business of an authenticating agent, shall continue to be an authenticating agent, provided such corporation shall be otherwise eligible under this Section 6.12, without the execution or filing of any paper or any further act on the part of the Trustee or the authenticating agent. An authenticating agent may resign at any time by giving written notice thereof to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of an authenticating agent by giving written notice thereof to such authenticating agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such authenticating agent shall cease to be eligible in accordance with the provisions of this Section 6.12, the Trustee may appoint a successor authenticating agent which shall be acceptable to the Issuer and shall give written notice of such appointment to all Holders, in the manner provided for in Section 1.07. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 6.12. The Issuer agrees to pay to each authenticating agent from time to time such compensation for its services under this Section 6.12 as shall be agreed in writing between the Issuer and such authenticating agent. If an appointment is made pursuant to this Section 6.12, the Notes may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternate certificate of authentication in the following form: This is one of the Notes designated therein referred to in the within-mentioned Indenture. WILMINGTON TRUST, NATIONAL ASSOCIATION as Trustee By: ____________________________________ as Authenticating Agent By: ____________________________________ as Authorized Officer SECTION 6.13 Force Majeure. The Trustee shall not be responsible or liable for any failure or delay in the performance of its obligations under this Indenture arising out of or caused, directly or indirectly, by circumstances beyond its control, including, without limitation, acts of God; earthquakes; fire; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; interruptions; loss or malfunctions of utilities, computer (hardware or software) or communication services; accidents; labor disputes; acts of civil or military authority and governmental action; the unavailability of the Federal Reserve wire or communications facility or other payment facilities.

76709813v13 62 ARTICLE SEVEN HOLDERS LISTS SECTION 7.01 Company to Furnish Trustee Names and Addresses. The Issuer will furnish or cause to be furnished to the Trustee: (a) semi-annually, not more than 10 days after each Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Record Date; and (b) at such other times as the Trustee may reasonably request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content to that in clause (1) hereof as of a date not more than 15 days prior to the time such list is furnished; provided, however, that if and so long as the Trustee shall be the Note Registrar, no such list need be furnished. SECTION 7.02 Holder List. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Note Registrar, the Issuers, on their own behalf and on behalf of each of the Guarantors, shall furnish or cause the Note Registrar to furnish to the Trustee, in writing at least five (5) Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders. ARTICLE EIGHT MERGER, CONSOLIDATION OR SALE OF ALL OR SUBSTANTIALLY ALL ASSETS SECTION 8.01 Issuer May Consolidate, Etc., Only on Certain Terms. The Issuer may not consolidate, amalgamate or merge with or into or wind up into (whether or not the Issuer is the surviving Person), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions, to any Person unless: (a) the Issuer is the surviving, resulting or continuing Person, or the Person formed by, continuing or resulting from or surviving any such consolidation, amalgamation, merger or winding up (if other than the Issuer) or to which such sale, assignment, transfer, lease, conveyance or other disposition will have been made is a corporation, limited liability company or partnership organized or existing under the laws of the United States, any state thereof or the District of Columbia (such Person, as the case may be, being herein called the “Successor Company”); provided that, if the Successor Company is a limited liability company or partnership, then such Successor Company shall have a co-issuer that is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia;

76709813v13 63 (b) the Successor Company, if other than the Issuer, expressly assumes all the obligations of the Issuer under this Indenture and the Notes pursuant to supplemental indentures in form reasonably satisfactory to the Trustee; (c) immediately after such transaction no Default or Event of Default exists; (d) immediately after giving pro forma effect to such transaction, as if such transaction had occurred at the beginning of the applicable Test Period, the Total Net Leverage Ratio for the Successor Company and the Restricted Subsidiaries would be equal to or less than such Total Net Leverage Ratio for the Issuer and the Restricted Subsidiaries immediately prior to such transaction; (e) each Guarantor, unless it is the other party to the transactions described above, in which case clause (b) above of this Section 8.01 shall apply, shall have by supplemental indenture confirmed that its Guarantee shall apply to such Person’s obligations under this Indenture and the Notes; and (f) the Issuer shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, amalgamation, merger, winding up, sale, assignment, transfer, lease, conveyance or other disposition and such supplemental indentures, if any, comply with this Indenture. For purposes of this Section 8.01, any Indebtedness of the Successor Company which was not Indebtedness of the Issuer immediately prior to the transaction shall be deemed to have been incurred in connection with such transaction. The Successor Company will succeed to, and be substituted for, the Issuer under this Indenture (and all references to the Issuer will be deemed references to the Successor Company, unless the context otherwise requires) and the Notes and the Issuer will automatically be released and discharged from its obligations under this Indenture and the Notes. For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of transactions) of all or substantially all of the properties or assets of one or more Restricted Subsidiaries, the Equity Interests of which constitute all or substantially all of the properties and assets of the Issuer will be deemed to be the transfer of all or substantially all of the properties and assets of the Issuer. SECTION 8.02 Guarantors and Issuer May Consolidate, Etc., Only on Certain Terms. Subject to Section 12.08 hereof, no Guarantor will, and the Issuer will not permit any Guarantor or the to, consolidate, amalgamate or merge with or into or wind up into (whether or not such Guarantor is the surviving Person), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to, any Person unless:

76709813v13 64 (a) (1) (x) such Guarantor is the surviving, resulting or continuing Person or (y) the Person formed by, continuing or resulting from or surviving any such consolidation, amalgamation, merger or winding up (if other than such Guarantor) or to which such sale, assignment, transfer, lease, conveyance or other disposition will have been made is a corporation, limited liability company or partnership organized or existing under the laws of the United States, any state thereof, the District of Columbia, or any territory thereof (such Guarantor or such Person, as the case may be, being herein called the “Successor Person”) (provided that, in the case of clause (y), if the Guarantor that is not the Successor Person of such transaction (a “Non-Successor Person”) had, immediately prior to such transaction, been formed, organized or existing under the laws of a jurisdiction other than those referenced immediately above and/or existed in or was organized as a legal entity other than a corporation, limited liability company or partnership, then the Successor Person of such transaction may be formed, organized or existing under the laws of the same jurisdiction as such Non-Successor Person had then been and may be of the same corporate or other organizational type as such Non-Successor Person had then been); (2) the Successor Person, if other than such Guarantor, expressly assumes all the obligations of such Guarantor, under this Indenture and such Guarantor’s Guarantee, pursuant to supplemental indentures in form reasonably satisfactory to the Trustee; (3) immediately after such transaction no Default or Event of Default exists; and (4) the Issuer shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger, winding up, sale, assignment, transfer, lease, conveyance or other disposition and such supplemental indentures, if any, comply with this Indenture; or (b) in the case of a Guarantor, the transaction is made in compliance with Section 10.17. Subject to Section 12.08 hereof, the Successor Person will succeed to, and be substituted for, such Guarantor under this Indenture and such Guarantor’s Guarantee (and references to such Guarantor will be deemed references to the Successor Person, unless the context requires otherwise), as applicable, and such Guarantor will automatically be released and discharged from its obligations under this Indenture and such Guarantor’s Guarantee. Notwithstanding the foregoing, any Guarantor may merge into, amalgamate or consolidate with, wind up into or sell, assign, transfer, lease, convey or otherwise dispose of all or part of its properties and assets to another Guarantor or the Issuer. Notwithstanding anything to the contrary in this Indenture: (i) any Subsidiary may consolidate, amalgamate with, merge into or transfer all or part of its properties and assets to the Issuer or any Guarantor; and (ii) the Issuer or any Guarantor may merge or amalgamate with an Affiliate of the Issuer solely for the purpose of reincorporating the Issuer or such Guarantor in another jurisdiction of the

76709813v13 65 United States so long as the amount of Indebtedness of the Issuer and the Restricted Subsidiaries is not increased thereby. SECTION 8.03 Successor Substituted. Upon any consolidation, amalgamation, merger or winding up, or any sale, assignment, transfer, lease, conveyance or disposition of all or substantially all of the assets or properties of the Issuer or any Guarantor in accordance with Sections 8.01 and 8.02 hereof, the successor Person formed by such consolidation or into which the Issuer or such Guarantor, as the case may be, is merged or would up into or the successor Person to which such sale, assignment, transfer, lease, conveyance or disposition is made, shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer or such Guarantor, as the case may be, under this Indenture or the Guarantees, as the case may be, with the same effect as if such successor Person had been named as the Issuer or such Guarantor, as the case may be, herein or the Guarantees, as the case may be. When a successor Person assumes all obligations of its predecessor hereunder, the Notes or the Guarantees, as the case may be, such predecessor shall be released from all obligations; provided that in the event of a lease, the predecessor shall not be released from the payment of principal and interest or other obligations on the Notes or the Guarantees, as the case may be. ARTICLE NINE SUPPLEMENTAL INDENTURES SECTION 9.01 Amendments or Supplements Without Consent of Holders. Without the consent of any Holders, the Issuer, any Guarantor (with respect to a Guarantee or this Indenture to which it is a party), and the Trustee, at any time and from time to time, may amend or supplement this Indenture, any Guarantee or the Notes for any of the following purposes: (a) to cure any ambiguity, omission, mistake, defect or inconsistency; (b) to provide for uncertificated Notes in addition to or in place of certificated Notes; (c) to comply with Article Eight hereof; (d) to provide the assumption of the Issuer’s or any Guarantor’s obligations to Holders; (e) to make any change that would provide any additional rights or benefits to the Holders or that does not adversely affect the legal rights under this Indenture of any such Holder; (f) to add or modify covenants for the benefit of the Holders or to surrender any right or power conferred in this Indenture, any Guarantee or the Notes upon the Issuer or any Guarantor;

76709813v13 66 (g) to evidence and provide for the acceptance and appointment under this Indenture of a successor Trustee or a successor Paying Agent hereunder pursuant to the requirements of Sections 6.09 and 6.10 hereof; (h) to add a Guarantor or obligor of the Notes under this Indenture; (i) to make any amendment to the provisions of this Indenture relating to the transfer and legending of Notes or to facilitate the Notes to be issued in global form; provided, however, that (A) compliance with this Indenture as so amended would not result in Notes being transferred in violation of the Securities Act or any applicable securities law and (B) such amendment does not materially and adversely affect the rights of Holders to transfer Notes; (j) [reserved]; (k) to secure the Notes and/or the related Guarantees; (l) to release any Guarantor from its Guarantee pursuant to this Indenture when permitted or required by this Indenture and to release and discharge any Lien securing the Notes when permitted or required by this Indenture; or (m) to pay PIK Interest or facilitate the same. SECTION 9.02 Amendments, Supplements or Waivers with Consent of Holders. With the consent of the Holders of at least a majority in principal amount of the Outstanding Notes (including consents obtained in connection with the purchase of, or tender offer or exchange offer for, the Notes), by Act of said Holders delivered to the Issuer and the Trustee, the Issuer, any Guarantor (with respect to any Guarantee or this Indenture to which it is a party), and the Trustee may amend or supplement this Indenture, any Guarantee or the Notes for the purpose of adding any provisions hereto or thereto, changing in any manner or eliminating any of the provisions or of modifying in any manner the rights of the Holders hereunder or thereunder (including consents obtained in connection with a purchase of, or tender offer or exchange offer for, the Notes) and any existing Default, Event of Default or compliance with any provision of this Indenture or the Notes may be waived with the consent of the Holders of at least a majority in principal amount of the Outstanding Notes, other than Notes beneficially owned by the Issuer or its Affiliates (including consents obtained in connection with a purchase of or tender offer or exchange offer for Notes); provided, however, without the consent of each Holder affected, an amendment, supplement or waiver may not, with respect to any Notes issued under this Indenture and held by a non-consenting Holder: (a) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver; (b) reduce the principal of or change the Maturity of any such Note or alter or waive the provisions with respect to the redemption of the Notes (other than Sections 10.16 and 10.17); (c) reduce the rate of or change the time for payment of interest on any Note;

76709813v13 67 (d) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest on the Notes issued under this Indenture, except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the Notes and a waiver of the payment default that resulted from such acceleration, or in respect of a covenant or provision contained in this Indenture or any guarantee which cannot be amended or modified without the consent of all Holders; (e) make any Note payable in money other than that stated in the Notes; (f) make any change in Section 5.13 or the rights of Holders to receive payments of principal of or premium, if any, or interest on the Notes; (g) make any change in these amendment and waiver provisions; (h) release the Issuer or any Guarantor that is a Significant Subsidiary from any of its obligations under its Guarantee or this Indenture, except as permitted by this Indenture; (i) modify or change any provision of this Indenture or the related definitions to affect the ranking of the Notes or any Guarantee in a manner that adversely affects the Holders; or (j) amend the contractual right expressly set forth in this Indenture or the Notes of any Holder to receive payment of principal of, or interest on such Holder’s Notes on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder’s Notes. The consent of the Holders is not necessary under this Indenture or the Notes to approve the particular form of any proposed amendment. It is sufficient if such consent approves the substance of the proposed amendment. SECTION 9.03 Execution of Amendments, Supplements or Waivers. In executing, or accepting the additional trusts created by, any amendment, supplement or waiver permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be provided with, and shall be fully protected in relying upon, an Officer’s Certificate and (other than in the case of an amendment or supplement for the purpose of adding a Guarantor or a obligor under this Indenture in accordance with Section 9.01(h), such supplement to be substantially in the form attached hereto as Exhibit A) Opinion of Counsel stating that the execution of such amendment, supplement or waiver is authorized or permitted by this Indenture. Guarantors may, but shall not be required to, execute supplemental indentures that do not modify such Guarantor’s Guarantee. The Trustee may, but shall not be obligated to, enter into any such amendment, supplement or waiver which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise. The Trustee shall have no responsibility or liability with respect to any matters that would have been covered by the Opinions of Counsel that are not permitted by this Section. SECTION 9.04 Revocation and Effect of Consents. Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder of a Note and every subsequent Holder of a Note or portion of a Note that

76709813v13 68 evidences the same debt as the consenting Holder’s Note, even if notation of the consent is not made on any Note. However, any such Holder of a Note or subsequent Holder of a Note may revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms (or if silent as to effectiveness, on the date on which the Trustee receives an Officer’s Certificate certifying that the Holders of the requisite principal amount of Notes have consented (and not theretofore revoked such consent) to such amendment, supplement or waiver) and thereafter binds every Holder. The Issuer may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement, or waiver. If a record date is fixed, then, notwithstanding the preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only such Persons, shall be entitled to consent to such amendment, supplement, or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 120 days after such record date unless the consent of the requisite number of Holders has been obtained. SECTION 9.05 Notation on or Exchange of Notes. The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Note thereafter authenticated. The Issuer in exchange for all Notes may issue and the Trustee shall, upon receipt of a Company Order, authenticate new Notes that reflect the amendment, supplement or waiver. Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver. SECTION 9.06 Notice of Supplemental Indentures. Promptly after the execution by the Issuer, any Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of Section 9.02, the Issuer shall give notice thereof to the Holders of each Outstanding Note affected, in the manner provided for in Section 1.07, setting forth in general terms the substance of such supplemental indenture; provided that failure to give such notice shall not impair the validity of such supplemental indenture. ARTICLE TEN COVENANTS SECTION 10.01 Payment of Principal, Premium, if any, and Interest. The Issuer covenants and agrees for the benefit of the Holders that they will duly and punctually pay the principal of (and premium, if any) and interest and Additional Amount, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Principal, premium, if any, and cash interest shall be considered paid on the date due if by 11:00 a.m. New York City time on such date the Trustee or the Paying Agent holds in accordance with this Indenture money sufficient to pay all principal, premium, if any, and cash interest then due and the Trustee or the Paying Agent, as the case may be, is not prohibited from paying such money to the Holders on that date pursuant to the terms of this Indenture. PIK Interest shall be considered paid on the date due if by 11:00 a.m. New York City time on such date, the Trustee has received the Company Order required by Section

76709813v13 69 3.06 and, in the case of Notes in physical form, PIK Notes duly executed by an Officer of the Issuer. The Issuer shall pay interest on overdue principal at the rate specified therefor in the Notes, and it shall pay interest on overdue installments of interest, Additional Amounts, if any, at the same rate to the extent lawful. SECTION 10.02 Maintenance of Office or Agency. The Issuer will maintain an office or agency where Notes may be presented for registration of transfer or for exchange, where Notes may be presented for payment and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The designated office of the Trustee shall be such office or agency of the Issuer, unless the Issuer shall designate and maintain some other office or agency for one or more of such purposes. The Issuer will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Issuer hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands; provided that, no office of the Trustee shall be an office or agency of the Issuer for purposes of service of legal process on the Issuer or any Guarantor. The Issuer may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency for such purposes. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency. Upon any bankruptcy event of the Issuer, the Trustee shall automatically be the Paying Agent. SECTION 10.03 Money for Notes Payments to Be Held in Trust. If the Issuer shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (or premium, if any) or interest on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal of (or premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act. Whenever the Issuer shall have one or more Paying Agents for the Notes, it will, on or before each due date of the principal of (or premium, if any) or interest on any Notes, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of such action or any failure so to act. The Issuer will cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 10.03, that such Paying Agent will:

76709813v13 70 (a) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided; (b) give the Trustee notice of any Default by the Issuer (or any other obligor upon the Notes) in the making of any payment of principal (and premium, if any) or interest; and (c) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent. The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums. Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the principal of (or premium, if any) or interest on any Note and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Issuer on Company Request, or (if then held by the Issuer) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as Trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. SECTION 10.04 Existence. Except as permitted by Article Eight, Section 10.17 and Section 12.08, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and that of each Guarantor and the rights (based on organization documents and statute) and franchises of each Guarantor; provided, however, that the Issuer shall not be required to preserve any such existence, right or franchise of a Guarantor if the Issuer shall determine in its judgment that the preservation thereof is no longer desirable in the conduct of the business of the Issuer and its Subsidiaries taken as a whole. For the avoidance of doubt, subject to compliance with Article Eight, the Issuer and the Guarantors will be permitted to change their organizational form. SECTION 10.05 Payment of Taxes and Other Claims. The Issuer will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Issuer or any of its Subsidiary or upon the income, profits or property of the Issuer or any of its Subsidiary and (2) all lawful claims for labor, materials and supplies, which, if unpaid, might by law become a lien upon the

76709813v13 71 property of the Issuer or any Subsidiary; provided, however, that the Issuer shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which appropriate reserves are being maintained in accordance with GAAP. SECTION 10.06 [Reserved]. SECTION 10.07 Maintenance of Insurance. The Issuer will, and will cause each of the Restricted Subsidiaries to, at all times maintain in full force and effect, with insurance companies that the Issuer believes (in the good faith judgment of the management of the Issuer) are financially sound and responsible at the time the relevant coverage is placed or renewed, insurance in at least such amounts and against at least such risks (and with such risk retentions) as are usually insured against in the same general area by companies engaged in the same or a similar business, and such insurance will include customary insurance that will cover all new satellites purchased by the Issuer and its Restricted Subsidiaries from the time risk of ownership of such satellites transfers to the Issuer or a Restricted Subsidiary upon intentional ignition of such satellite’s launch vehicle until such satellite is deployed into orbit and will be in such form and amount as is customary for constellations similar to that of the Issuer and its Restricted Subsidiaries. SECTION 10.08 Statement by Officers as to Default. When any Default or Event of Default has occurred and is continuing under this Indenture, the Issuer shall deliver to the Trustee by registered or certified mail, email in PDF format or facsimile transmission a statement specifying such Event of Default or Default promptly and in any event within 20 Business Days of becoming aware of its occurrence. The Issuer shall deliver to the Trustee within 120 days after the end of each fiscal year of the Issuer (beginning with the fiscal year ending on December 31, 2023) an Officer’s Certificate stating whether the signers thereof know of any Default or Event of Default that occurred during the previous year and, if so, specifying each such Default or Event of Default and what action has been taken in respect thereof. SECTION 10.09 Reports and Other Information. (a) Whether or not required by the SEC, so long as any Notes are outstanding, the Issuer will furnish to the Trustee, or file electronically with the SEC through the SEC’s Electronic Data Gathering, Analysis and Retrieval System (or any successor system), within the time periods that would be applicable to the Issuer if it were subject to Section 13(a) or 15(d) of the Exchange Act: (1) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Issuer were required to file these Forms (taking into account, if applicable, the Issuer’s status as a subsidiary of an SEC-reporting company), including “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and, with respect to the annual information only, a report on the annual financial statements by the Issuer’s certified independent auditor; and

76709813v13 72 (2) all current reports that would be required to be filed with the SEC on Form 8-K if the Issuer were required to file these reports. (b) The Company will also hold quarterly conference calls for the Holders of Notes and, subject to the Issuer and such prospective investors’ entry into mutually acceptable confidentiality agreements, prospective investors in the Notes identified by any Holder to discuss financial information for the previous fiscal quarter (it being understood that such quarterly conference call may, but need not, be the same conference call as with the Company’s equity investors and analysts). The conference call will be following the last day of each fiscal quarter of the Company and not later than 20 Business Days from the time that the Company distributes the financial information as set forth above. The Company shall notify Holders of such conference call (if not publicly announced) and provide instructions for such call at least two (2) days prior to the conference call. (c) Delivery of the reports and documents described in this Section 10.09 to the Trustee is for informational purposes only, and the information and the Trustee’s receipt of such shall not constitute actual or constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to conclusively rely on an Officer’s Certificate). The Trustee shall have no duty to determine whether any such reports have been timely filed. SECTION 10.10 Limitation on Restricted Payments. The Issuer will not, and will not permit any Restricted Subsidiary to, directly or indirectly: (a) declare or pay any dividend or make any distribution on account of the Issuer’s or any Restricted Subsidiary’s Equity Interests, including any dividend or distribution payable on account of the Issuer’s or any Restricted Subsidiary’s Equity Interests in connection with any merger or consolidation other than: (1) dividends or distributions by the Issuer payable in Equity Interests (other than Disqualified Stock) of the Issuer or in options, warrants or other rights to purchase such Equity Interests, or (2) dividends or distributions by a Restricted Subsidiary so long as, in the case of any dividend or distribution payable on or in respect of any class or series of securities issued by a Subsidiary other than a Wholly-Owned Subsidiary, the Issuer or a Restricted Subsidiary receives at least its pro rata share of such dividend or distribution in accordance with its Equity Interests in such class or series of securities; (b) purchase, redeem, defease or otherwise acquire or retire for value any Equity Interests of the Issuer or any direct or indirect parent of the Issuer, including any dividend or distribution payable in connection with any merger, amalgamation or consolidation; (c) make any principal payment on, or redeem, repurchase, defease or otherwise acquire or retire for value in each case, prior to any scheduled repayment, sinking fund payment or maturity, any Subordinated Indebtedness, other than the purchase, repurchase or other

76709813v13 73 acquisition of Subordinated Indebtedness purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of purchase, repurchase or acquisition; or (d) make any Restricted Investment (all such payments and other actions set forth in clauses (a) through (d) above being collectively referred to as “Restricted Payments”). The foregoing provisions will not prohibit: (1) the payment of any dividend or distribution or the consummation of any irrevocable redemption within 60 days after the date of declaration thereof or the giving of such irrevocable notice, as applicable, if, at the date of declaration or the giving of such notice, such payment would have complied with the provisions of this Indenture (assuming, in the case of a redemption payment, the giving of the notice of such redemption payment would have been deemed to be a Restricted Payment at such time); (2) the redemption, repurchase, retirement, defeasance or other acquisition of any Equity Interests (“Retired Capital Stock”) or Subordinated Indebtedness of the Issuer, in exchange for, or out of the proceeds of the substantially concurrent sale (other than to a Restricted Subsidiary) of, Equity Interests of the Issuer (in each case, other than any Disqualified Stock) (“Refunding Capital Stock”); (3) the redemption, repurchase, defeasance, exchange or other acquisition or retirement of Subordinated Indebtedness of the Issuer or any Restricted Subsidiary made by exchange for, or out of the proceeds of the substantially concurrent sale of, new Indebtedness of the Issuer or any Restricted Subsidiary which is incurred in compliance with Section 10.11 so long as: (A) the principal amount (or accreted value, in the case of Indebtedness issued at a discount) of such new Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Subordinated Indebtedness being so redeemed, repurchased, acquired, defeased, exchanged or retired, plus the amount of any reasonable fees, expenses and premium incurred or paid in connection with such redemption, repurchase, acquisition, defeasance, exchange or retirement and the incurrence of such new Indebtedness; (B) such new Indebtedness is subordinated to the Notes at least to the same extent as such Subordinated Indebtedness so redeemed, repurchased, defeased, exchanged, acquired or retired; (C) such new Indebtedness has a final scheduled maturity date equal to or later than the final scheduled maturity date of the Subordinated Indebtedness being so redeemed, repurchased, defeased, exchanged, acquired or retired;

76709813v13 74 (D) such new Indebtedness has a Weighted Average Life to Maturity at the time incurred which is not less than the shorter of (i) the remaining Weighted Average Life to Maturity of the Subordinated Indebtedness being so redeemed, repurchased, defeased, exchanged, acquired or retired and (ii) the Weighted Average Life to Maturity that would result if all payments of principal on the Indebtedness being so redeemed, repurchased, defeased, acquired or retired that were due on or after the date one year following the maturity date of any Notes then outstanding were instead due on such date one year following the maturity date of such Notes; and (E) the obligor of such Indebtedness does not include any Person (other than the Issuer or any Guarantor) that is not an obligor of the Indebtedness being so redeemed, repurchased, defeased, exchanged, acquired or retired; (4) Restricted Payments to pay for the repurchase, redemption, retirement, defeasance or other acquisition of Equity Interests of the Issuer or any of its direct or indirect parent companies held by any future, present or former employee, director, officer or consultant of the Issuer, any of its Subsidiaries or any of its direct or indirect parent companies pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement; provided, however, that the aggregate Restricted Payments made under this clause (4) do not exceed in any calendar year $15,000,000; (5) repurchases of Equity Interests deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price or taxes payable in respect of such options or warrants; (6) the repurchase, redemption or other acquisition of Equity Interests deemed to occur in connection with paying cash in lieu of fractional shares in connection with any dividend (including in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests), share split, reverse share split or combination thereof or any acquisition or other Investment and to honor any conversion request by a holder of convertible Indebtedness and make cash payments in lieu of fractional shares in connection with any such conversion and may make payments on convertible Indebtedness in accordance with its terms; (7) the Issuer making and paying dividends: (A) for any taxable period for which the Issuer is a member of a consolidated, combined, unitary or aggregate income tax group (a “Tax Group”) of which a direct or indirect parent company of the Issuer is the common parent, the proceeds of which shall be used to pay (or to make dividends to allow any parent entity of the Issuer to pay) any income Tax liability of such Tax Group in respect of taxable income attributable to the Issuer and its Subsidiaries, but not in excess of the Tax liability that the Issuer would incur if it filed tax returns as the parent of a Tax Group for itself and its Subsidiaries,

76709813v13 75 (B) the proceeds of which shall be used to pay (or to make dividends to allow any parent entity of the Issuer to pay) its operating expenses incurred in the ordinary course (including related to maintenance of organizational existence), general administrative costs and other overhead costs and expenses (including customary salary, bonus and other benefits payable to present or former officers and employees of any parent entity and administrative, legal, accounting, professional and similar fees and expenses provided by third parties, including the Issuer’s proportionate share of such amount relating to such parent entity being a public company, if applicable), plus any indemnification claims made by employees, managers, consultants, independent contractors, directors or officers of any parent entity of the Issuer; and (C) the proceeds of which shall be used to pay (or to make dividends to allow any parent entity of the Issuer to pay) franchise, excise and similar taxes and other fees, taxes and expenses, in each case, required to maintain its (or any of its parent entities’) corporate or other legal existence; (8) Restricted Payments made to fund payments made in accordance with clause (7) or (12) of the second paragraph of Section 10.13; and (9) [reserved]; (10) [reserved]; (11) payments by the Issuer or any Restricted Subsidiary to a Taxing Authority in respect of withholding or similar taxes payable or expected to be payable by any future, current or former employee, director, manager, consultant or independent contractor (or any of their respective immediate family members) of the Issuer, any parent entity of the Issuer or any other Restricted Subsidiary in connection with the exercise or vesting of Equity Interests or other equity awards or any repurchases, redemptions, acquisitions, retirements or withholdings of Equity Interests in connection with any exercise of Equity Interests or other equity options or warrants or the vesting of Equity Interests or other equity awards if such Equity Interests represent all or a portion of the exercise price of, or withholding obligation with respect to, such options or, warrants or other Equity Interests or equity awards; (12) the redemption, repayment or exchange of the Series A Preferred Stock in connection with the issuance of Series A Replacement Instruments; and (13) payments of cash dividends on the Series A Preferred Stock and on any Series A Replacement Instrument, provided that the rate of cash dividends paid on such instruments for any dividend period do not exceed the rate of cash interest payments paid on the Notes (as a percentage) for the corresponding interest period. For purposes of determining compliance with this Section 10.10, in the event that a proposed Restricted Payment or Investment (or a portion thereof) meets the criteria of more than one of the categories of Restricted Payments described in the preceding clauses (1) through (13) above and/or one or more of the clauses contained in the definition of “Permitted Investments,” or

76709813v13 76 is entitled to be made pursuant to the first paragraph of this covenant the Issuer shall be entitled to divide or classify (or later divide, classify or reclassify in whole or in part in its sole discretion) such Restricted Payment or Investment (or portion thereof) among such clauses (1) through (13) and such first paragraph and/or one or more of the clauses contained in the definition of “Permitted Investments,” in a manner that otherwise complies with this Section 10.10. SECTION 10.11 Limitation on Incurrence of Indebtedness. The Issuer will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise (collectively, “incur” and collectively, an “incurrence”) with respect to any Indebtedness (including Acquired Indebtedness) and the Issuer will not permit any Restricted Subsidiary to issue any shares of preferred stock. The foregoing limitations will not apply to (“Permitted Debt”): (a) the incurrence by the Issuer or a Guarantor of (i) Indebtedness in aggregate principal amount of up to the maximum commitment as of the date hereof under the Partner Agreements, which principal amount may not be increased under the existing Partner Agreements without consent of the Holders of at least a majority in principal amount of the Outstanding Notes, plus all accrued but unpaid interest thereon and any letters of credit required pursuant to the terms of such agreements, (ii) while the Key Terms Agreement remains in effect and so long as the obligations set forth in the last sentence of Section 12.3 thereof as in effect on the date hereof have not been amended to the detriment of the Issuer, additional Secured or unsecured Indebtedness owed to the Partner (or one of its controlled Affiliates) in an aggregate principal amount of up to $125,000,000, plus all accrued but unpaid interest thereon and any letters of credit required pursuant to the terms of such agreements, and (iii) Secured or unsecured Indebtedness that is used to refund, refinance or replace any Indebtedness to Partner (or one of its controlled Affiliates) under clauses (i) and (ii) in an amount not to exceed the amounts outstanding under such Indebtedness at the time of such refunding, refinancing or replacement, plus an additional $50,000,000 in principal amount and all accrued but unpaid interest, dividends, premiums (including tender premiums), defeasance costs, underwriting discounts, fees, costs and expenses (including original issue discount, upfront fees or similar fees) incurred in connection with such refinancing; (b) the incurrence by the Issuer and any Guarantor of Indebtedness represented by the Notes, including all PIK Interest including any Guarantee thereof; (c) Existing Indebtedness (other than Indebtedness described in clauses (a) and (b) and any Indebtedness owed to Thermo or its Affiliates); (d) Indebtedness (including Finance Lease Obligations and Indebtedness related to Sale and Lease-Back Transactions) of the Issuer or a Guarantor and preferred stock incurred by the Issuer, to finance the purchase, lease, construction or improvement (including, without limitation, the cost of design, development, construction, acquisition, transportation, installation, improvement and migration) of property (real or personal) or equipment that is used or useful in a Similar Business, whether through the direct purchase of assets or the Capital Stock of any Person owning such assets, in an aggregate principal amount which, when aggregated with

76709813v13 77 the principal amount of all other Indebtedness and preferred stock then outstanding and incurred pursuant to this clause (d) and including all Refinancing Indebtedness incurred to refund, refinance or replace any other Indebtedness and preferred stock incurred pursuant to this clause (d), not to exceed the greater of $20,000,000 and 20% of Trailing Four Quarter EBITDA at the time of incurrence; (e) Indebtedness incurred by the Issuer or any Restricted Subsidiary constituting reimbursement obligations with respect to letters of credit issued in the ordinary course of business, including letters of credit in respect of workers’ compensation claims, or other Indebtedness with respect to reimbursement type obligations regarding workers’ compensation claims, not to exceed in the aggregate at any time outstanding $10,000,000; (f) Indebtedness arising from agreements of the Issuer or a Restricted Subsidiary providing for indemnification, adjustment of purchase price or similar obligations, in each case, incurred or assumed in connection with the acquisition or disposition of any business, assets or a Subsidiary, other than guarantees of Indebtedness incurred by any Person acquiring or disposing of all or any portion of such business, assets or a Subsidiary for the purpose of financing such acquisition; provided, however, that (1) such Indebtedness is not to be reflected on the balance sheet of the Issuer or any Restricted Subsidiary prepared in accordance with GAAP (contingent obligations referred to in a footnote to financial statements and not otherwise reflected on the balance sheet will not be deemed to be reflected on such balance sheet for purposes of this clause (f)(1)) and (2) the maximum assumable liability in respect of all such Indebtedness shall at no time exceed the gross proceeds including noncash proceeds (the Fair Market Value of such noncash proceeds being measured at the time received and without giving effect to any subsequent changes in value) actually received by the Issuer and the Restricted Subsidiaries in connection with such disposition; (g) Indebtedness (including Indebtedness related to Sale and Lease-Back Transactions) or preferred stock of the Issuer to a Restricted Subsidiary; provided that any such Indebtedness owing to a Restricted Subsidiary that is not a Guarantor is subordinated in right of payment to the Notes; provided, further that any subsequent issuance or transfer of any Capital Stock or any other event which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such Indebtedness (except to the Issuer or another Restricted Subsidiary) shall be deemed in each case to be an incurrence of such Indebtedness; (h) Indebtedness or preferred stock of a Restricted Subsidiary to the Issuer or another Restricted Subsidiary; provided that (1) any such Indebtedness is made pursuant to an intercompany note and (2) if a Guarantor incurs such Indebtedness owing to a Restricted Subsidiary that is not a Guarantor such Indebtedness is subordinated in right of payment to

76709813v13 78 the Guarantee of such Guarantor; provided, further that any subsequent transfer of any such Indebtedness (except to the Issuer or another Restricted Subsidiary) shall be deemed in each case to be an incurrence of such Indebtedness; (i) (x) Swap Obligations entered into for bona fide (non-speculative) business purposes and (y) Indebtedness in respect of Cash Management Obligations; (j) obligations in respect of performance, bid, appeal and surety bonds and completion guarantees provided by the Issuer or any Restricted Subsidiary in the ordinary course of business, including guarantees or obligations of the Issuer or any Guarantor with respect to letters of credit supporting such performance, bid, appeal or surety obligations (in each case other than for an obligation for money borrowed), not to exceed in the aggregate at any time outstanding of $10,000,000; (k) Refinancing Indebtedness, without duplication of Section 10.11(a) or (d); (l) Series A Replacement Instruments; provided that the aggregate principal amount or liquidation preference of the Series A Replacement Instruments and any Series A Preferred Stock remaining outstanding after the issuance of such Series A Replacement Instruments together do not exceed $250,000,000; (m) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business, provided that such Indebtedness is extinguished within two (2) Business Days of its incurrence; (n) Indebtedness of the Issuer or any Restricted Subsidiary supported by a letter of credit, in a principal amount not in excess of the stated amount of such letter of credit; (o) (1) any guarantee by the Issuer or a Guarantor of Indebtedness or other obligations of any Restricted Subsidiary so long as the incurrence of such Indebtedness incurred by such Restricted Subsidiary is permitted under the terms of this Indenture; and (2) any guarantee by a Restricted Subsidiary of Indebtedness of the Issuer or any Guarantor, provided that such guarantee is incurred in accordance with Section 10.15; and (p) Permitted Vendor Indebtedness. For purposes of determining compliance with this Section 10.11: (1) in the event that an item of Indebtedness or preferred stock meets the criteria of more than one of the categories of permitted Indebtedness or preferred stock described in clauses (a) through (p) above, the Issuer, in its sole discretion, will classify or reclassify such item of Indebtedness or preferred stock (or any portion thereof) and will only be required to include the amount and type of such Indebtedness or preferred stock in one of the above clauses; provided that any Indebtedness owned, directly or indirectly, to

76709813v13 79 Partner or its Affiliates shall be incurred under clause (a) above and shall not be reclassified; (2) at the time of incurrence, the Issuer will be entitled to divide and classify an item of Indebtedness or preferred stock in more than one of the types of Indebtedness or preferred stock described above; (3) the principal amount of Indebtedness or preferred stock outstanding under any clause of this Section 10.11 shall be determined after giving effect to the application of proceeds of any such Indebtedness or preferred stock; and (4) the U.S. dollar equivalent principal amount of Indebtedness or preferred stock denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness or preferred stock was incurred, in the case of term debt, or first committed or first incurred (whichever yields the lower U.S. dollar equivalent), in the case of revolving credit debt; provided that (x) if such Indebtedness or preferred stock is incurred to refinance other Indebtedness or preferred stock denominated in the same foreign currency, and such refinancing would cause the applicable U.S. dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such U.S. dollar- denominated restriction shall be deemed not to have been exceeded so long as the principal amount in such currency of such Refinancing Indebtedness or preferred stock does not exceed the principal amount in such currency of such Indebtedness or preferred stock being refinanced, plus the aggregate amount of accrued but unpaid interest, dividends, premiums (including tender premiums), defeasance costs, underwriting discounts, fees, costs and expenses (including original issue discount, upfront fees or similar fees) incurred in connection with such refinancing and (y) if such Indebtedness or preferred stock is incurred to refinance other Indebtedness or preferred stock denominated in a different currency from the Indebtedness or preferred stock being refinanced, the principal amount of any such Indebtedness or preferred stock shall be calculated based on the currency exchange rate applicable to the currencies in which such respective Indebtedness or preferred stock is denominated that is in effect on the date of such refinancing. Accrual of interest, the accretion of accreted value, the accretion or amortization of original issue discount and the payment of interest or dividends in the form of additional Indebtedness or preferred stock will not be deemed to be an incurrence of Indebtedness or preferred stock for purposes of this Section 10.11. If Indebtedness or preferred stock originally incurred in reliance upon a percentage of Trailing Four Quarter EBITDA under this covenant is being refinanced and such refinancing would cause the maximum amount of Indebtedness or preferred stock thereunder to be exceeded at such time, then such refinancing will nevertheless be permitted thereunder and such additional Indebtedness or preferred stock will be deemed to have been incurred under the applicable provision so long as the principal amount or liquidation preference of such Refinancing Indebtedness or preferred stock does not exceed the principal amount or liquidation preference of Indebtedness or preferred stock being refinanced plus amounts permitted by the next sentence. Any Indebtedness or preferred stock permitted to be incurred to refinance Indebtedness or preferred stock above shall be permitted to include additional Indebtedness, Disqualified Stock or preferred stock incurred to pay accrued but unpaid interest, dividends, premiums (including tender

76709813v13 80 premiums), defeasance costs, underwriting discounts, fees, costs and expenses (including original issue discount, upfront fees or similar fees) incurred in connection with such refinancing. SECTION 10.12 Limitation on Liens. The Issuer will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Lien (except Permitted Liens) that secures any Obligations under any Indebtedness of the Issuer or a Restricted Subsidiary against or on any asset or property now owned or hereafter acquired by the Issuer or any such Restricted Subsidiary, or any income or profits therefrom, or assign or convey any right to receive income therefrom. SECTION 10.13 Limitations on Transactions with Affiliates. The Issuer will not, and will not permit any Restricted Subsidiary to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of the Issuer (each of the foregoing, an “Affiliate Transaction”) in any one or series of related transactions involving aggregate payments or consideration in excess of $15,000,000, unless: (a) such Affiliate Transaction is on terms that are not materially less favorable to the Issuer or the relevant Restricted Subsidiary than those that could have been obtained in a comparable transaction by the Issuer or such Restricted Subsidiary with an unrelated Person (or, in the event that there are no comparable transactions involving Persons who are not Affiliates of the Issuer or the relevant Restricted Subsidiary to apply for comparative purposes, is otherwise on terms that, taken as a whole, the Issuer has determined to be fair to the Issuer or the relevant Restricted Subsidiary), and (b) the Issuer delivers to the Trustee (x) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate payments or consideration in excess of $35,000,000, a resolution adopted by the majority of the Board of Directors or Strategic Review Committee of the Board of Directors of the Issuer approving such Affiliate Transaction and an Officer’s Certificate certifying that such Affiliate Transaction complies with clause (a) above. The foregoing provisions will not apply to the following: (1) transactions between or among the Issuer or any of the Restricted Subsidiaries; provided that in the case of non- Wholly-Owned Restricted Subsidiaries, no Affiliate of the Issuer (other than another Restricted Subsidiary) owns more than 10% of the Equity Interests in such Restricted Subsidiary; (2) (x) Restricted Payments permitted by Section 10.10 and (y) Permitted Investments; (3) the payment of reasonable and customary fees paid to, and indemnities provided on behalf of, and ordinary course employment and severance agreements entered into with, officers, directors, employees or consultants of the Issuer, any of its direct or indirect parent companies or any Restricted Subsidiary;

76709813v13 81 (4) transactions in which the Issuer or any Restricted Subsidiary, as the case may be, delivers to the Trustee a letter from a Nationally Recognized Independent Financial Advisor stating that such transaction is fair to the Issuer or such Restricted Subsidiary from a financial point of view or meets the requirements of clause (a) of the preceding paragraph; (5) transactions pursuant to any agreement as in effect as of the Issue Date, or any amendment thereto (so long as any such agreement, together with all amendments thereto, taken as a whole, is not more disadvantageous as determined by the Issuer to the Holders in any material respect than the agreement in effect as of the Issue Date) or any transactions contemplated thereby; (6) [reserved]; (7) the performance by the Issuer and its Subsidiaries of their obligations under the Thermo Support Obligations and under any securities or indebtedness issued thereunder; (8) any transaction with a joint venture or similar entity which would constitute an Affiliate Transaction solely because the Issuer or a Restricted Subsidiary owns an Equity Interest in or otherwise controls such joint venture or similar entity; provided that no Affiliate of the Issuer or any of its Subsidiaries other than the Issuer or a Restricted Subsidiary shall have a beneficial interest in such joint venture or similar entity; (9) the issuance of Equity Interests (other than Disqualified Stock) of the Issuer to any Person; (10) payments or loans (or cancellation of loans) to employees or consultants of the Issuer, any of its direct or indirect parent companies or any Restricted Subsidiary which are approved by a majority of the Board of Directors of the Issuer in good faith; (11) any transaction with Partner (or one of its controlled Affiliates) so long as (a) such transaction is otherwise permitted by this Indenture, (b) the Key Terms Agreement or an Acceptable Substitute in which Partner (or one of its controlled Affiliates) is the counterparty remains in effect, and (c) such transaction is approved by a majority of the disinterested members of the Board of Directors of the Issuer; (12) dividends or payments of interest to the holders of shares of the Issuer’s Series A Preferred Stock or any Series A Replacement Instrument to the extent not otherwise prohibited hereunder and provided that such dividends or payments of interest do not exceed (as a percentage) the equivalent payments of interest on the Notes for the applicable interest period; (13) the Lease Agreement dated as of February 1, 2019 between the Issuer and Thermo related to the Issuer’s facilities in Covington, Louisiana and any extension, renewal or amendment thereof (so long as any such amendments is not more

76709813v13 82 disadvantageous as determined by the Issuer to the Holders in any material respect than the agreement in effect as of the Issue Date); (14) any contribution of common equity capital to the Issuer; (15) (a) transactions with customers, clients, suppliers or purchasers or sellers of goods or services, or transactions otherwise relating to the purchase or sale of goods or services, in each case in the ordinary course of business and otherwise in compliance with the terms of this Indenture, which are fair to the Issuer and its Restricted Subsidiaries in the reasonable determination of the Board of Directors or the senior management of the Issuer, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party or (b) transactions with joint ventures entered into in the ordinary course of business; and (16) the provision to the Issuer and its Subsidiaries of general and administrative services, including services of personnel, and the payment by the Issuer and its Subsidiaries to Thermo for such services, in each case on terms that are substantially consistent with the agreements in effect as of the date hereof or are not, in the reasonable judgment of the Issuer’s Board of Directors, in the aggregate, materially less favorable to the Issuer than the agreements in effect on the date hereof. SECTION 10.14 Limitations on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries. The Issuer will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or consensual restriction on the ability of any such Restricted Subsidiary to: (a) (1) pay dividends or make any other distributions to the Issuer or any Restricted Subsidiary: (x) on its Capital Stock or (y) with respect to any other interest or participation in, or measured by, its profits or (2) pay any Indebtedness owed to the Issuer or any Restricted Subsidiary; (b) make loans or advances to the Issuer or any Restricted Subsidiary; or (c) sell, lease or transfer any of its properties or assets to the Issuer or any Restricted Subsidiary, except (in each case) for such encumbrances or restrictions existing under or by reason of: (1) contractual encumbrances or restrictions in effect on the Issue Date, including pursuant to the Partner Agreements and related documentation as in effect on the Issue Date;

76709813v13 83 (2) this Indenture, the Notes and Guarantees; (3) purchase money obligations and Finance Lease Obligations for property acquired in the ordinary course of business that impose restrictions of the nature discussed in clause (c) above on the property so acquired or leased; (4) applicable law or any applicable rule, regulation or order; (5) any agreement or other instrument of a Person acquired by the Issuer or any Restricted Subsidiary in existence at the time of such acquisition (but not created in contemplation thereof), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired; (6) contracts for the sale of assets, including customary restrictions with respect to a Subsidiary pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Subsidiary; (7) Secured Indebtedness otherwise permitted to be incurred pursuant to Section 10.11 and Section 10.12 that limit the right of the debtor to dispose of the assets securing such Indebtedness; (8) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business; (9) customary provisions in joint venture agreements and other similar agreements; (10) customary provisions contained in leases and other agreements entered into in the ordinary course of business; (11) other Indebtedness of the Issuer or any Restricted Subsidiary that is incurred subsequent to the Issue Date pursuant to Section 10.11; provided that such encumbrances or restrictions (1) are no less favorable to the Issuer or such Restricted Subsidiary, taken as a whole, than those included in the Senior Indebtedness as in effect as of the Issue Date (as determined by the Issuer in good faith) or (2) will not materially affect the Issuer’s ability to make anticipated principal or interest payments on the Notes (as determined by the Issuer in good faith); and (12) any encumbrances or restrictions of the type referred to in clauses (a), (b) and (c) above imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (1) through (11) above, provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are, as determined by the Issuer in good faith, not materially more restrictive with respect to such encumbrance and other restrictions than those prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing.

76709813v13 84 SECTION 10.15 Limitation on Guarantees of Indebtedness by Restricted Subsidiaries. The Issuer will not permit any Restricted Subsidiary, other than a Guarantor, to guarantee any Indebtedness issued or incurred by the Issuer or a Restricted Subsidiary, unless: (a) such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture to this Indenture providing for a Guarantee by such Restricted Subsidiary, except that with respect to a guarantee of Indebtedness of any Issuer or any Guarantor if such Indebtedness is by its express terms subordinated in right of payment to the Notes or such Guarantor’s Guarantee of the Notes, any such guarantee of such Restricted Subsidiary with respect to such Indebtedness shall be subordinated in right of payment to such Restricted Subsidiary’s Guarantee substantially to the same extent as such Indebtedness is subordinated to the Notes or such Guarantor’s Guarantee; (b) such supplemental indenture shall provide that such Restricted Subsidiary waives and will not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Issuer or any other Restricted Subsidiary as a result of any payment by such Restricted Subsidiary under its Guarantee until all amounts then due and payable by the Issuer with respect to the Notes shall have been paid in full; and (c) such Restricted Subsidiary shall have delivered to the Trustee an Officer’s Certificate stating that all conditions precedent provided for or relating to the execution of the supplemental indenture providing for a Guarantee have been complied with. Notwithstanding the foregoing, Globalstar Licensee LLC may guaranty other obligations of the Issuer and its Subsidiaries to the Partner under the Partner Agreements, any Indebtedness to Partner or its controlled Affiliates permitted by Section 10.11(a) or an Acceptable Substitute without complying with the requirement of clauses (a), (b) or (c) above. The Issuer may elect, in its sole discretion, to cause any Subsidiary that is not otherwise required to be a Guarantor to become a Guarantor, in which case such Subsidiary shall not be required to comply with the timing requirements described in clause (a) above. Each Guarantee shall be released in accordance with the provisions of Section 12.08 of this Indenture. SECTION 10.16 Change of Control Triggering Event. If a Change of Control Triggering Event occurs after the Issue Date, unless, prior to, or concurrently with, the time the Issuer is required to make a Change of Control Offer, the Issuer has previously or concurrently mailed or delivered, or otherwise sent through electronic transmission, a redemption notice with respect to all the outstanding Notes as described in Section 4.01 or 11.05 of this Indenture, the Issuer will make an offer to repurchase all of the Notes pursuant to the offer described below (the “Change of Control Offer”) at a price (as calculated by the Issuer) in cash (the “Change of Control Payment”) equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Additional Amounts, if any, to, but excluding, the date of repurchase, subject to the right of Holders of record on the relevant record date to receive interest due on the relevant

76709813v13 85 Interest Payment Date falling on or prior to the Change of Control Payment Date. Within 30 days following any Change of Control Triggering Event, the Issuer will send notice of such Change of Control Offer electronically or by first class mail, with a copy to the Trustee, to each Holder to the address of such Holder appearing in the Note Register or otherwise, in the case of global notes held by DTC, in accordance with the procedures of DTC, with the following information: (1) that a Change of Control Offer is being made pursuant to this Section 10.16 and that all Notes properly tendered pursuant to such Change of Control Offer will be accepted for payment; (2) the repurchase price and the repurchase date, which will be no earlier than 15 days nor later than 60 days from the date such notice is sent (the “Change of Control Payment Date”), except in the case of a conditional Change of Control Offer made in advance of a Change of Control Triggering Event as described below; (3) that any Note not properly tendered will remain outstanding and continue to accrue interest; (4) that, unless the Issuer defaults in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer will cease to accrue interest on the Change of Control Payment Date; (5) that Holders electing to have any Notes repurchased pursuant to a Change of Control Offer will be required to surrender the Notes, with the form entitled “Option of Holder to Elect Repurchase” on the reverse of the Notes completed or, in the case of global notes held by DTC, otherwise in accordance with the procedures of DTC, to the applicable Paying Agent specified in the notice at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date; (6) that Holders will be entitled to withdraw their tendered Notes and their election to require the Issuer to repurchase such Notes, provided that the applicable Paying Agent receives, not later than the close of business on the second Business Day prior to the Change of Control Payment Date, a facsimile or other electronic transmission or letter setting forth the name of the Holder or, in the case of global notes held by DTC, otherwise in accordance with the procedures of DTC, the principal amount of Notes tendered for repurchase, and a statement that such Holder is withdrawing such Holder’s tendered Notes and such Holder’s election to have such Notes repurchased; (7) that Holders whose Notes are being repurchased only in part will be issued new Notes equal in principal amount to the unrepurchased portion of the Notes surrendered, which unrepurchased portion must be equal to $2,000 or a $1,000 integral multiple in excess thereof (or, if PIK Interest has been paid, in minimum denominations of $1.00 and integral multiples of $1.00 in excess thereof); (8) if such notice is sent prior to the occurrence of a Change of Control Triggering Event, stating that the Change of Control Offer is conditional on the occurrence of such Change of Control Triggering Event and any other conditions and describing each

76709813v13 86 such condition, and, if applicable, stating that, in the Issuer’s discretion, the Change of Control Payment Date may be delayed until such time (including more than 60 days after the notice is mailed or delivered, including by electronic transmission) as any or all such conditions shall be satisfied, or that such purchase may not occur and such notice may be rescinded in the event that the Issuer shall determine that the Change of Control Triggering Event will not occur by the Change of Control Payment Date, or by the Change of Control Payment Date as so delayed; and (9) such other instructions, as determined by the Issuer, consistent with this Section 10.16, that a Holder must follow. If the Notes are in global form and the Issuer makes an offer to repurchase all of the Notes pursuant to the Change of Control Offer, a Holder may exercise its option to elect for the repurchase of the Notes through the facilities of DTC, subject to its rules and regulations. The notice, if sent in a manner herein provided, shall be conclusively presumed to have been given, whether or not the Holder receives such notice. If (a) the notice is sent in a manner herein provided and (b) any Holder fails to receive such notice or a Holder receives such notice but it is defective, such Holder’s failure to receive such notice or such defect shall not affect the validity of the proceedings for the purchase of the Notes as to all other Holders that properly received such notice without defect. The Issuer will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws or regulations are applicable in connection with the repurchase of the Notes pursuant to a Change of Control Offer. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Indenture, the Issuer will comply with the applicable securities laws and regulations and shall not be deemed to have breached their obligations described in this Indenture by virtue thereof. On the Change of Control Payment Date, the Issuer will, to the extent permitted by law, (10) accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer, (11) deposit with the applicable Paying Agent an amount equal to the aggregate Change of Control Payment in respect of all Notes or portions thereof so tendered, and (12) deliver, or cause to be delivered, to the Trustee for cancellation the Notes so accepted together with an Officer’s Certificate stating that such Notes or portions thereof have been tendered to and repurchased by the Issuer. The Paying Agent will promptly send to each Holder of Notes that were properly tendered and not withdrawn the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and deliver to each Holder a new Note equal in principal amount to any unrepurchased portion of the Notes surrendered, if any, provided that each such new Note will be in a principal amount of $2,000 or a $1,000 integral multiple in excess thereof (or, if PIK Interest has been paid, in minimum denominations of $1.00 and integral multiples of $1.00 in excess thereof).

76709813v13 87 The Issuer will not be required to make a Change of Control Offer if a third party makes such Change of Control Offer contemporaneously with or upon a Change of Control Triggering Event in the manner, at the times and otherwise in compliance with the requirements of this Indenture and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer. Notwithstanding anything to the contrary herein, a Change of Control Offer may be made in advance of a Change of Control Triggering Event, and conditioned upon and settlement delayed until such Change of Control Triggering Event, if a definitive agreement is in place for the Change of Control at the time of making such a Change of Control Offer. Notwithstanding any other provision hereof, in connection with any tender offer, Change of Control Offer or Asset Sale Offer, if Holders of not less than 90% in aggregate principal amount of the then-Outstanding Notes validly tender and do not validly withdraw such Notes in such offer and the Issuer, or any third-party making such offer in lieu of the Issuer, purchases all of the Notes validly tendered and not validly withdrawn by such Holders, the Issuer or such third-party will have the right upon not less than 15 days nor more than 60 days’ prior notice, given not more than 60 days following such purchase date, to redeem all Notes that remain Outstanding following such purchase at a price equal to the price offered to each other Holder in such offer (which may be less than par) plus, to the extent not included in the offer payment, accrued and unpaid interest, if any, thereon, to, but excluding, the Redemption Date, subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date falling prior to or on the Redemption Date. SECTION 10.17 Asset Sales. The Issuer will not, and will not permit any Restricted Subsidiary to, cause, make or suffer to exist an Asset Sale, unless: (a) the Issuer or such Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the Fair Market Value (measured at the time of contractually agreeing to such Asset Sale) of the assets sold or otherwise disposed of; and (b) except in the case of a Permitted Asset Swap, at least 75% of the consideration therefor received by the Issuer or such Restricted Subsidiary, as the case may be, is in the form of cash or Cash Equivalents; provided that the amount of: (1) any liabilities (as shown on the Issuer’s, or such Restricted Subsidiary’s, most recent balance sheet or in the footnotes thereto or if incurred, accrued or increased subsequent to the date of such balance sheet, such liabilities that would have been reflected on the Issuer’s or such Restricted Subsidiary’s balance sheet or in the footnotes thereto if such incurrence, accrual or increase had taken place on or prior to the date of such balance sheet, as determined by the Issuer) of the Issuer or any Restricted Subsidiary, other than liabilities that are by their terms subordinated in right of payment to the Notes, that are assumed by the transferee of any such assets (or are directly associated with such assets and are otherwise extinguished in connection with the transactions relating to such Asset Sale) and for which the Issuer and all Restricted Subsidiaries have been unconditionally released by all creditors or their representatives in writing,

76709813v13 88 (2) any notes or other obligations or securities or assets received by the Issuer or such Restricted Subsidiary from such transferee that are converted by the Issuer or such Restricted Subsidiary into cash or Cash Equivalents, or by their terms are required to be satisfied for cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received), in each case, within 180 days following the closing of such Asset Sale, and (3) any Designated Noncash Consideration received by the Issuer or any Restricted Subsidiary in such Asset Sale having an aggregate Fair Market Value, taken together with all other Designated Noncash Consideration received pursuant to this clause (3) that is at that time outstanding, not to exceed $5,000,000 at the time of the receipt of such Designated Noncash Consideration, with the Fair Market Value of each item of Designated Noncash Consideration being measured at the time received and without giving effect to subsequent changes in value, shall be deemed to be Cash Equivalents for purposes of this provision and for no other purpose. Within 60 days after the Issuer’s or any Restricted Subsidiary’s receipt of the Net Proceeds of any Asset Sale, the Issuer or such Restricted Subsidiary shall apply the Net Proceeds from such Asset Sale: (c) to repay, in order: (1) Obligations under Secured Indebtedness of the Issuer or a Restricted Subsidiary (and, in the case of revolving obligations, to correspondingly permanently reduce commitments with respect thereto); and then, only to the extent any Net Proceeds from such Asset Sale remain; (2) Obligations under the Notes (at a price equal to or greater than the aggregate principal amount of Notes purchased) by (1) reduce Obligations under the Notes on a pro rata basis by, at its option, (A) redeeming Notes as described in Section 11.01 of this Indenture or (B) purchasing Notes through open market purchases at a price equal to or greater than the aggregate principal amount of Notes purchased, or (2) make an offer to all Holders to purchase their Notes in cash for no less than 100% of the principal amount thereof, plus the amount of accrued but unpaid interest, if any, thereon (an “Asset Sale Offer”). SECTION 10.18 Partner Termination. If at any time after the Issue Date, the Termination Date occurs and the Issuer has not obtained an Acceptable Substitute, unless, prior to, or concurrently with, the time the Issuer is required to make a Termination Offer (as defined below), the Issuer has previously or concurrently mailed or delivered, or otherwise sent through electronic transmission, a redemption notice with respect to all the outstanding Notes as described in Section 4.01 or 11.05 of this Indenture, the Issuer will make an offer to repurchase all of the Notes pursuant to the offer described below (the “Termination Offer”) at a price (as calculated by the Issuer) in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Additional Amounts, if any, to, but excluding, the date of repurchase, subject to the right of Holders of record on the relevant record date to receive interest due on the relevant

76709813v13 89 Interest Payment Date falling on or prior to the applicable payment date. Within 30 days following any Termination Date, the Issuer will send notice of such Termination Date electronically or by first class mail, with a copy to the Trustee, to each Holder to the address of such Holder appearing in the Note Register or, in the case of Notes in global form held by DTC, otherwise in accordance with the procedures of DTC, offering to repurchase the Notes at the price set forth above. Any Termination Offer shall be on substantially the same terms as a Change of Control Offer, provided that the repurchase date may be no later than 90 days after the applicable Termination. The Issuer may, but need not, rescind any Termination Offer if it obtains an Acceptable Substitute prior to the repurchase date for such Termination Offer. SECTION 10.19 [Reserved]. SECTION 10.20 Tax Characterization. Notwithstanding any other provision of this Agreement, the Issuer and its Subsidiaries (including any Guarantor), the Holder and Trustee shall, and shall cause their Affiliates to, for U.S. federal and other applicable income tax purposes, treat the Notes advanced hereunder as debt for U.S. federal income tax purposes and that are not “contingent payment debt instruments” within the meaning of Treasury Regulation Section 1.1275-4 (or any corresponding provision of state or local income tax law) unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Internal Revenue Code. The inclusion of this Section 10.20 is not an admission by any Holder that it is subject to U.S. taxation. SECTION 10.21 Taxes. (a) Any and all payments made by the Issuer or any of its Subsidiaries (including any Guarantor) under or with respect to this Indenture, the Notes, Obligations or the Guarantees will be made free and clear of and without reduction, withholding or deduction for or on account of any present or future Taxes, unless any such withholding or deduction is required by law. If any withholding or deduction is required by any applicable law, then (a) the applicable withholding agent will make such withholding or deduction and remit the full amount deducted or withheld to the relevant Governmental Authority in accordance with and in the time required under applicable law, and (b) the Issuer or any of its Subsidiaries (including any Guarantor), as applicable, will pay such Additional Amounts (as defined below) as may be necessary so that the amount received by each Holder or beneficial owner of the Notes (including, for the avoidance of doubt, any Person that the Holder has sold a participation to) after such withholding or deduction (including any withholding or deduction attributable to Additional Amounts) will equal the amount the Holder or beneficial owner would have received if such Taxes had not been withheld or deducted. For purposes of this Indenture, “Additional Amounts” means with respect to any Holder, all Taxes imposed on or with respect to payments made by or on account of any obligation of the Issuer or any of its Subsidiaries (including any Guarantor) under the Indenture or otherwise with respect to this Indenture, the Notes, Obligations or the Guarantees, other than: (1) any Taxes imposed as a result of any present or former connection between the Holder and the jurisdiction imposing such Tax (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in such jurisdiction) other than connections arising from such Holder having executed,

76709813v13 90 delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Note, Guarantee or other Obligation, or sold or assigned an interest in any Note, Guarantee or other Obligation; (2) any Taxes as a result of the failure by the Holder (including any assignee or successor) to qualify for the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code or comply with Section 10.21(f) (except to the extent such failure to qualify for the portfolio interest exemption is attributable to a change in law after the date such Holder, assignee or successor acquires an interest in the Notes); (3) any Taxes imposed on or measured by its net income, however denominated, franchise Taxes or branch profits taxes, in each case, imposed by a jurisdiction (or any political subdivision thereof) as a result of such Holder being organized in or having its principal office or applicable lending office in such jurisdiction; and (4) any withholding Taxes imposed under FATCA. (b) As soon as practicable after any payment of Taxes by the Issuer or any of its Subsidiaries (including any Guarantor) to a Governmental Authority, the Issuer will provide the Trustee or Holder with documentation evidencing the payment of the Taxes in a form reasonably satisfactory to the Trustee or Holder. (c) The Issuer or any of its Subsidiaries (including any Guarantor), as applicable, will pay any present or future stamp, registration, court or documentary taxes, or any other excise, property or similar taxes, charges or levies (including any interest and penalties related thereto) that arise in any jurisdiction, which arise from the execution, issuance, delivery, or registration, or in any jurisdiction from the enforcement of, this Indenture, the Notes, Obligations or Guarantees or any other document or instrument referred to therein, or the receipt of any payments with respect to this Indenture, the Notes, Obligations or Guarantees (“Documentary Taxes”). (d) The obligation to pay Additional Amounts and Documentary Taxes under the terms and conditions described above will survive any termination, defeasance or discharge of this Indenture and will apply mutatis mutandis to any successor to the Issuer or any Guarantor and to any jurisdiction in which any such successor is incorporated or organized or is (or is deemed to be) resident or doing business for tax purposes, or from or through which such successor makes any payment under or with respect to the Notes or the Guarantees. (e) Issuer shall, and does hereby, indemnify Holder and the Trustee, within ten (10) days after demand therefor, for the full amount of any Additional Amounts or Documentary Taxes payable or paid by Holder or required to be withheld or deducted from a payment to Holder and any reasonable expenses of Holder and the Trustee arising therefrom or with respect thereto, whether or not such Additional Amounts or Documentary Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Issuer by Holder or the Trustee shall be conclusive absent manifest error.

76709813v13 91 (f) If Holder (including any assignee or successor) is entitled to an exemption from or reduction of withholding tax with respect to payments made under this Indenture, any Note or with respect to any Obligation or Guarantee, it shall deliver to Issuer such properly completed and executed documentation reasonably requested by Issuer as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, Holder, if reasonably requested by Issuer, shall deliver such other documentation prescribed by applicable law or reasonably requested by Issuer as will enable Issuer to determine whether or not Holder is subject to backup withholding or information reporting requirements. Without limiting the generality of the foregoing, Holder shall deliver whichever of IRS Form W-9, IRS Form W-8BEN- E, IRS Form W-8ECI or W-8IMY is applicable, as well as any applicable supporting documentation or certifications. Holder shall, whenever a lapse in time or change in circumstances renders such documentation expired, obsolete or inaccurate in any respect, deliver promptly to Issuer updated or other appropriate documentation or promptly notify Issuer of its inability to do so. (g) Notwithstanding anything herein to the contrary, Issuer, the Guarantors and the Paying Agent acknowledges and agrees that (i) Holder is claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code and has provided (or will provide) a certificate substantially in the form of Exhibit C to the effect that Holder is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of Issuer within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code and a properly completed and duly executed copy of IRS Service Form W-8BEN-E and (ii) based on such information described in clause (i), such Holder is not subject to (or is subject to a reduced rate of) deduction or withholding of United States federal income Tax with respect to any payments of interest payable under this Indenture, any Note or otherwise with respect to any Obligation. SECTION 10.22 Globalstar Licensee LLC Guarantee. Within 10 Business Days of the Global Licensee LLC Guarantee Trigger Date, the Issuer shall cause Global Licensee LLC to become a Guarantor in accordance with the terms hereof. Except as contemplated in this Section 10.22, under no circumstances will Globalstar Licensee LLC be or become a Guarantor or otherwise provide a guarantee to the Notes. ARTICLE ELEVEN REDEMPTION OF NOTES SECTION 11.01 Right of Redemption. At any time prior to March 15, 2025 (such date, the “First Call Date”), the Issuer may on one or more occasions redeem the Notes, in whole or in part, upon not less than 15 nor more than 60 days’ prior notice delivered, in the case of global notes held by DTC, electronically, to each Holder or mailed by first-class mail, postage prepaid, to each Holder of the Notes to the address of such Holder appearing in the Note Register, in each case with a copy to the Trustee, at a Redemption Price equal to 100% of the principal amount of Notes redeemed plus the Applicable Premium as of, and accrued and unpaid interest and Additional Amounts, if any, to, but excluding, the date of redemption (the “Redemption Date”),

76709813v13 92 subject to the rights of Holders on the relevant record date to receive interest due on the relevant Interest Payment Date falling on or prior to the Redemption Date. On and after the First Call Date, the Issuer may on one or more occasions redeem the Notes, in whole or in part, upon not less than 15 nor more than 60 days’ prior notice delivered, in the case of global notes held by DTC, electronically, to each Holder or mailed by first class mail, postage prepaid, to each Holder of the Notes to the address of such Holder appearing in the Note Register, in each case with a copy to the Trustee, at the Redemption Prices (expressed as percentages of principal amount of the Notes (including any PIK Interest which has been added to the principal amount of such Notes prior to the Redemption Date) to be redeemed) set forth below, plus accrued and unpaid interest thereon and Additional Amounts, if any, to, but excluding, the date of redemption (the “Redemption Date”), subject to the right of Holders of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date falling on or prior to the Redemption Date, if redeemed during the twelve-month period beginning on March 15 of each of the years indicated below: Year Percentage 2025 103.000% 2026 101.000% 2027 and thereafter 100.000% Prior to March 15, 2025, the Issuer may, at its option, and on one or more occasions, redeem up to 35% of the aggregate principal amount of Notes issued under this Indenture at a redemption price equal to 113.00% of the aggregate principal amount of the Notes redeemed, plus accrued and unpaid interest, if any, to, but excluding, the applicable Redemption Date, subject to the right of Holders of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date, with funds in an aggregate amount equal to the net cash proceeds of one or more Equity Offerings of the Issuer; provided that (1) at least 65% of the total of the aggregate principal amount of Notes originally issued under this Indenture on the Issue Date remains outstanding immediately after the occurrence of each such redemption, unless all such Notes are redeemed substantially concurrently; and (2) each such redemption occurs within 180 days of the date of closing of each such Equity Offering. SECTION 11.02 Applicability of Article. Redemption of Notes at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article Eleven. SECTION 11.03 Election To Redeem; Notice to Trustee. In case of any redemption at the election of the Company, the Company shall, at least five (5) Business Days before notice of redemption is required to be sent to Holders pursuant to Section 11.05 hereof (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Notes to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Notes to be redeemed pursuant to Section 11.04.

76709813v13 93 SECTION 11.04 Selection by Trustee of Notes to Be Redeemed. If less than all of the Notes is to be redeemed at any time, selection of such Notes for redemption, will be made by the Trustee by lot or on a pro rata basis to the extent practicable; provided that if the Notes are represented by global notes, interests in the Notes shall be selected for redemption or purchase by DTC in accordance with its standard procedures; provided, further, that no Notes of $2,000 or less (or if PIK Interest has been paid, $1.00 or less) shall be purchased or redeemed in part. Notices of purchase or redemption shall be delivered, in the case of global notes held by DTC, electronically or mailed by first class mail, postage prepaid, at least 15 but not more than 60 days before the purchase or Redemption Date to each Holder of Notes to be purchased or redeemed at such Holder’s registered address or, in the case of global notes held by DTC, otherwise in accordance with the procedures of DTC, with a copy to the Trustee, except that redemption notices may be delivered or mailed more than 60 days prior to a Redemption Date if the notice is issued in connection with a defeasance of the Notes or a satisfaction and discharge of this Indenture. If any Note is to be purchased or redeemed in part only, any notice of purchase or redemption that relates to such Note shall state the portion of the principal amount thereof that has been or is to be purchased or redeemed. A new Note in principal amount equal to the unpurchased or unredeemed portion of any Note purchased or redeemed in part will be issued in the name of the Holder thereof upon cancellation of the original Note. Notes called for redemption or purchase become due on the date fixed for redemption or purchase, unless such redemption or purchase is conditioned on the happening of a future event. On and after the purchase or Redemption Date, unless the Issuer defaults in payment of the purchase or Redemption Price, interest shall cease to accrue on Notes or portions thereof purchased or called for redemption, unless such redemption remains conditioned upon the happening of a future event. SECTION 11.05 Notice of Redemption. Notice of redemption shall be given in the manner provided for in Section 1.07 not less than 15 nor more than 60 days prior to the Redemption Date, to each Holder to be redeemed. All notices of redemption shall state: (1) the Redemption Date, (2) the Redemption Price, or if not then ascertainable, the manner of calculation thereof, (3) in the case of certificated Notes, if less than all Outstanding Notes are to be redeemed, the identification (and, in the case of a partial redemption, the principal amounts) of the particular Notes to be redeemed, (4) in case any Note is to be redeemed in part only, the notice which relates to such Note shall state that on and after the Redemption Date, upon surrender of such Note, the Holder will receive, without charge, a new Note or Notes of authorized denominations for the principal amount thereof remaining unredeemed,

76709813v13 94 (5) that on the Redemption Date, the Redemption Price (and accrued but unpaid interest, if any, to, but not including, the Redemption Date payable as provided in Section 11.07) will become due and payable upon each such Note, or the portion thereof, to be redeemed, and that interest thereon will cease to accrue on and after the Redemption Date, (6) any condition precedent to the redemption, (7) the place or places where such Notes are to be surrendered for payment of the Redemption Price and accrued but unpaid interest, if any, (8) the name and address of the Paying Agent, (9) that Notes called for redemption must be surrendered to the Paying Agent to collect the Redemption Price, (10) the “CUSIP” number, ISIN or “Common Code” number and that no representation is made as to the accuracy or correctness of the “CUSIP” number, ISIN or “Common Code” number, if any, listed in such notice or printed on the Notes, and (11) the paragraph of the Notes pursuant to which the Notes are to be redeemed. Notice of redemption of Notes to be redeemed at the election of the Issuer shall be given by the Issuer or, at the Issuer’s request given at least five (5) Business Days prior to the date on which the notice is to be sent (unless a shorter notice period shall be acceptable to the Trustee), by the Trustee in the name and at the expense of the Issuer. Notice of any redemption of the Notes (including upon an Equity Offering or in connection with another transaction (or series of related transactions) or an event that constitutes a Change of Control Triggering Event) may, at the Issuer’s discretion, be given prior to the completion or the occurrence thereof and any such redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of the related Equity Offering or other transaction or event, as the case may be. In addition, if such redemption or purchase is subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and if applicable, shall state that, in the Issuer’s discretion, the Redemption Date may be delayed until such time (including more than 60 days after the date the notice of redemption was mailed or delivered, including by electronic transmission) as any or all such conditions shall be satisfied, or such redemption or purchase may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the Redemption Date as so delayed, or such notice may be rescinded at any time in the Issuer’s discretion if in the good faith judgment of the Issuer any or all of such conditions will not be satisfied. In addition, the Issuer may provide in such notice that payment of the Redemption Price and performance of the Issuer’s obligations with respect to such redemption may be performed by another Person.

76709813v13 95 If any such condition precedent has not been satisfied, the Company shall provide written notice to the Trustee thereof. Upon receipt, the Trustee shall provide such notice to each Holder of the Notes in the same manner in which the notice of redemption was given. SECTION 11.06 Deposit of Redemption Price. On or prior to 11:00 a.m. New York, New York, time on any Redemption Date, the Issuer shall deposit with the Trustee or with a Paying Agent (or, if the Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and accrued but unpaid interest, if any, on, all the Notes which are to be redeemed on such Redemption Date. SECTION 11.07 Notes Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable, unless such redemption is conditioned on the happening of a future event, at the Redemption Price therein specified (together with accrued but unpaid interest, if any, to the Redemption Date), and from and after such Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued but unpaid interest, if any) such Notes shall cease to bear interest. Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Issuer at the Redemption Price, together with accrued but unpaid interest in cash, if any, to, but not including, the Redemption Date and such Notes shall be canceled by the Trustee; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Notes, or one or more Predecessor Notes, registered as such at the close of business on the relevant Record Date according to their terms and the provisions of Section 3.06. If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Notes. SECTION 11.08 Notes Redeemed in Part. Any Note which is to be redeemed only in part (pursuant to the provisions of this Article Eleven) shall be surrendered at the office or agency of the Issuer maintained for such purpose pursuant to Section 10.02 (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or such Holder’s attorney duly authorized in writing), and the Issuer shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered. SECTION 11.09 [Reserved]. SECTION 11.10 Offers to Repurchase by Application of Proceeds. (a) In the event that, pursuant to Section 10.17 hereof, the Issuer shall be required to commence an Asset Sale Offer, they shall follow the procedures specified below. (b) The Asset Sale Offer shall remain open for a period of 20 Business Days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the “Offer Period”). No later than five (5) Business Days after the termination

76709813v13 96 of the Offer Period (the “Purchase Date”), the Issuer shall apply all Net Cash Proceeds (the “Offer Amount”) to the purchase of Notes, or, if less than the Offer Amount has been tendered, all Notes tendered in response to the Asset Sale Offer. Payment for any Notes so purchased shall be made in the same manner as interest payments are made. (c) If the Purchase Date is on or after a Record Date and on or before the related Interest Payment Date, any accrued and unpaid interest and additional interest, if any, up to but excluding the Purchase Date, shall be paid to the Person in whose name a Note is registered at the close of business on such Record Date, and no additional interest shall be payable to Holders who tender Notes pursuant to the Asset Sale Offer. (d) Upon the commencement of an Asset Sale Offer, the Issuer shall electronically deliver, in the case of global notes held by DTC, or send, by first-class mail, a notice to each of the Holders, with a copy to the Trustee. The notice shall contain all instructions and materials necessary to enable such Holders to tender Notes pursuant to the Asset Sale Offer. The Asset Sale Offer shall be made to all Holders. The notice, which shall govern the terms of the Asset Sale Offer, shall state: (1) that the Asset Sale Offer is being made pursuant to this Section 11.10 and Section 10.17 hereof and the length of time the Asset Sale Offer shall remain open; (2) the Offer Amount, the purchase price and the Purchase Date; (3) that any Note not tendered or accepted for payment shall continue to accrue interest; (4) that, unless the Issuer defaults in making such payment, any Note accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest on and after the Purchase Date; (5) that Holders electing to have a Note purchased pursuant to an Asset Sale Offer may elect to have Notes purchased in integral multiples of $2,000 only (or if PIK Interest has been paid, $1.00 only); (6) that Holders electing to have a Note purchased pursuant to any Asset Sale Offer shall be required to surrender the Note, with the form entitled “Option of Holder to Elect Repurchase” attached to the Note completed, or, in the case of global notes held by DTC, transfer such Note by book-entry transfer, to the Issuer, the Depositary, if appointed by the Issuer, or an applicable Paying Agent at the address specified in the notice at least three (3) days before the Purchase Date; (7) that Holders shall be entitled to withdraw their election if the Issuer, the Depositary or the applicable Paying Agent, as the case may be, receives, not later than the expiration of the Offer Period, a telegram, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Note purchased;

76709813v13 97 (8) that, if the aggregate principal amount of Notes surrendered by the holders thereof exceeds the Offer Amount, the Issuer shall select the Notes to be purchased on a pro rata basis based on the accreted value or principal amount of the Notes tendered (with such adjustments as may be deemed appropriate by the Trustee so that only Notes in denominations of $2,000, or integral multiples of $1,000 in excess thereof (or, if PIK Interest has been paid, $1.00, or integral multiples of $1.00 in excess thereof), shall be purchased); and (9) that Holders whose Notes were purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered (or transferred by book-entry transfer) representing the same indebtedness to the extent not repurchased. (e) On or before the Purchase Date, the Issuer shall, to the extent lawful, (1) accept for payment, on a pro rata basis to the extent necessary, the Offer Amount of Notes or portions thereof validly tendered pursuant to the Asset Sale Offer, or if less than the Offer Amount has been tendered, all Notes tendered and (2) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions thereof so tendered. (f) The Issuer, the Depositary or the applicable Paying Agent, as the case may be, shall promptly mail or deliver to each tendering Holder an amount equal to the purchase price of the Notes properly tendered by such Holder and accepted by the Issuer for purchase, and the Issuer shall promptly issue a new Note, and the Trustee, upon receipt of a Company Order, shall authenticate and mail or deliver (or cause to be transferred by book-entry) such new Note to such Holder (it being understood that, notwithstanding anything in this Indenture to the contrary, no Opinion of Counsel or Officer’s Certificate is required for the Trustee to authenticate and mail or deliver such new Note) in a principal amount equal to any unpurchased portion of the Note surrendered representing the same indebtedness to the extent not repurchased; provided that each such new Note shall be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof (or, if PIK Interest has been paid, in minimum denominations of $1.00 and integral multiples of $1.00 in excess thereof). Any Note not so accepted shall be promptly mailed or delivered by the Issuer to the Holder thereof. The Issuer shall publicly announce the results of the Asset Sale Offer on or as soon as practicable after the Purchase Date. Other than as specifically provided in this Section 11.10 or Section 10.17 hereof, any purchase pursuant to this Section 11.10 shall be made pursuant to the applicable provisions of this Article Eleven. SECTION 11.11 Mandatory Redemption; Open Market Purchases. The Issuer shall not be required to make any mandatory redemption or sinking fund payments with respect to the Notes. The Issuer may at any time and from time to time acquire Notes by means other than a redemption, whether by tender offer, open market purchases, negotiated transactions or otherwise.

76709813v13 98 ARTICLE TWELVE GUARANTEES SECTION 12.01 Guarantees. The Guarantors hereby jointly and severally irrevocably and unconditionally guarantee, on an unsubordinated basis, the Notes and obligations of the Issuer hereunder and thereunder, and guarantee to each Holder of a Note authenticated and delivered by the Trustee, and to the Trustee for itself and on behalf of such Holder, that: (1) the principal of (and premium, if any) and interest on the Notes will be paid in full when due, whether at Stated Maturity, Maturity, by acceleration or otherwise (including the amount that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Law), together with interest on the overdue principal, if any, interest on any overdue interest, to the extent lawful, expenses, indemnification and all other obligations of the Issuer to the Holders or the Trustee hereunder or thereunder will be paid in full or performed, all in accordance with the terms hereof and thereof; and (2) in case of any extension of time of payment or renewal of any Notes or of any such other obligations, the same shall be paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, Maturity, by acceleration or otherwise, subject, however, in the case of clauses (1) and (2) above, to the limitation set forth in Section 12.04 hereof. Each Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, any release of any other Guarantor, the recovery of any judgment against the Issuer, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each Guarantor hereby waives (to the extent permitted by law) the benefits of diligence, presentment, demand for payment, filing of claims with a court in the event of insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer or any other Person, protest, notice and all demands whatsoever and covenants that the Guarantee of such Guarantor shall not be discharged as to any Note except by complete performance of the obligations contained in such Note, this Indenture and such Guarantee. Each Guarantor acknowledges that the Guarantee is a guarantee of payment, performance and compliance when due and not of collection. Each of the Guarantors hereby agrees that, in the event of a default in payment of principal (or premium, if any) or interest on such Note, whether at its Stated Maturity, Maturity, by acceleration, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Note, subject to the terms and conditions set forth in this Indenture, directly against each of the Guarantors to enforce such Guarantor’s Guarantee without first proceeding against the Issuer or any other Guarantor. Each Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the Maturity of the Notes, to collect interest on the Notes, or to enforce or exercise any other right or remedy with respect to the Notes, such Guarantor shall pay to the Trustee for the account of the Holder, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

76709813v13 99 If any Holder or the Trustee is required by any court or otherwise to return to the Issuer or any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to either the Issuer or any Guarantor, any amount paid by any of them to the Trustee or such Holder, the Guarantee of each of the Guarantors, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between each Guarantor, on the one hand, and the Holders and the Trustee on the other hand, (1) subject to this Article Twelve, the Maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five hereof for the purposes of the Guarantee of such Guarantor notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (2) in the event of any acceleration of such obligation as provided in Article Five hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of the Guarantee of such Guarantor. Each Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Issuer for liquidation, reorganization, should the Issuer become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Issuer’s assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Notes are, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Notes, whether as a “voidable preference,” “fraudulent transfer” or otherwise, all as though such payment or performance had not been made. In the event that any payment or any part thereof, is rescinded, reduced, restored or returned, the Notes shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned. SECTION 12.02 Severability. In case any provision of any Guarantee shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby to the extent permitted by applicable law. SECTION 12.03 Restricted Subsidiaries. The Issuer shall cause any Restricted Subsidiary required to guarantee payment of the Notes pursuant to the terms and provisions of Section 10.15 to execute and deliver to the Trustee a supplement to this Indenture substantially in the form of Exhibit A hereto in accordance with the provisions of Article Nine of this Indenture pursuant to which such Restricted Subsidiary shall guarantee all of the obligations on the Notes, whether for principal, premium, if any, interest (including interest accruing after the filing of, or which would have accrued but for the filing of, a petition by or against the Issuer under any Bankruptcy Law, whether or not such interest is allowed as a claim after such filing in any proceeding under such law) and other amounts due in connection therewith (including any fees, expenses and indemnities), on an unsecured senior basis. Upon the execution of any such amendment or supplement, the obligations of the Guarantors and any such Restricted Subsidiary under their respective Guarantees shall become joint and several and each reference to the “Guarantor” in this Indenture shall, subject to Section 12.07, be deemed to refer to all Guarantors, including such Restricted Subsidiary. Such Guarantee shall be released in accordance with Section 8.03 and Section 12.08. SECTION 12.04 Limitation of Guarantors’ Liability. Each Guarantor and by its acceptance hereof each Holder confirms that it is the intention of all such parties that the guarantee

76709813v13 100 by each such Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal, provincial or state law or the provisions of its local law relating to fraudulent transfer or conveyance. To effectuate the foregoing intention, the Holders and each such Guarantor hereby irrevocably agree that the obligations of such Guarantor under its Guarantee shall be limited to an amount not to exceed the maximum amount, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to this Section 12.04, that can be guaranteed by the applicable Guarantor without rendering the Guarantee, as it relates to such Guarantor, voidable under applicable Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act, the Fraudulent Conveyances Act or any similar applicable federal, provincial or state law or the provisions of its local law relating to fraudulent transfer or conveyance. Each Guarantor that makes a payment under its Guarantee will be entitled upon payment in full of all guaranteed Obligations under this Indenture to a contribution from each other Guarantor in an amount equal to such other Guarantor’s pro rata portion of such payment based on the respective net assets of all of the Guarantors at the time of such payment determined in accordance with GAAP. SECTION 12.05 Contribution. In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, inter se, that in the event any payment or distribution is made by any Guarantor (a “Funding Guarantor”) under a Guarantee, such Funding Guarantor shall be entitled to a contribution from all other Guarantors in a pro rata amount based on the Adjusted Net Assets (as defined below) of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Issuer’s obligations with respect to the Notes or any other Guarantor’s obligations with respect to the Guarantee of such Guarantor. “Adjusted Net Assets” of such Guarantor at any date shall mean the lesser of (1) the amount by which the fair value of the property of such Guarantor exceeds the total amount of liabilities, including contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), but excluding liabilities under the Guarantee of such Guarantor at such date and (2) the amount by which the present fair salable value of the assets of such Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Guarantor on its debts (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), excluding debt in respect of the Guarantee of such Guarantor, as they become absolute and matured. SECTION 12.06 Subrogation. Each Guarantor shall be subrogated to all rights of Holders against the Issuer in respect of any amounts paid by any Guarantor pursuant to the provisions of Section 12.01; provided, however, that, each Guarantor waives and will not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Issuer or any other Restricted Subsidiary as a result of any payment by such Restricted Subsidiary under its Guarantee until all amounts then due and payable by the Issuer with respect to the Notes shall have been paid in full in cash. SECTION 12.07 Reinstatement. Each Guarantor hereby agrees (and each Person who becomes a Guarantor shall agree) that the Guarantee provided for in Section 12.01 shall continue to be effective or be reinstated, as the case may be, if at any time, payment, or any part thereof, of

76709813v13 101 any obligations or interest thereon is rescinded or must otherwise be restored by a Holder to the Issuer upon the bankruptcy or insolvency of the Issuer or any Guarantor. SECTION 12.08 Release of a Guarantor. Any Guarantee by a Restricted Subsidiary of the Notes shall be automatically and unconditionally released and discharged upon: (1) (A) any sale, exchange, transfer or other disposition (by merger, amalgamation or otherwise) of the Issuer’s and/or Restricted Subsidiary’s Capital Stock in such Guarantor following which the applicable Guarantor is no longer a Restricted Subsidiary or all or substantially all the assets of such Guarantor (other than any sale, exchange or transfer to the Issuer, any Guarantor and/or any Restricted Subsidiary), which sale, exchange or transfer is made in compliance with the applicable provisions of this Indenture; (B) when any Restricted Subsidiary that is a Guarantor first ceases to be a Restricted Subsidiary; (C) exercise of the option of Legal Defeasance of the Notes under Section 13.02 hereof, or the option of Covenant Defeasance of the Notes under Section 13.03 hereof, or if the Issuer’s obligations under this Indenture are discharged in accordance with Section 4.01; or (D) the merger, amalgamation or consolidation of any Guarantor with and into the Issuer or another Guarantor that is the surviving, continuing or resulting Person in such merger, amalgamation or consolidation, or upon the liquidation of a Guarantor following the transfer of all of its assets to the Issuer or another Guarantor; and (2) the Issuer’s and such Guarantor’s delivery to the Trustee of an Officer’s Certificate and Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the release and discharge of the Guarantee have been complied with. SECTION 12.09 Benefits Acknowledged. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and from its guarantee and waivers pursuant to its Guarantees under this Article Twelve. ARTICLE THIRTEEN LEGAL DEFEASANCE AND COVENANT DEFEASANCE SECTION 13.01 Issuer’s Option To Effect Legal Defeasance or Covenant Defeasance. The Issuer may, at its option, at any time, with respect to the Notes, elect to have either Section 13.02 or Section 13.03 be applied to all Outstanding Notes upon compliance with the conditions set forth below in this Article Thirteen.

76709813v13 102 SECTION 13.02 Legal Defeasance and Discharge. Upon the Issuer’s exercise under Section 13.01 of the option applicable to this Section 13.02, the Issuer and each of the Guarantors shall be deemed to have been discharged from their respective obligations with respect to all Outstanding Notes and the Guarantees on the date the conditions set forth in Section 13.04 are satisfied (hereinafter, “Legal Defeasance”). For this purpose, such Legal Defeasance means that the Issuer and each of the Guarantors shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Notes, which shall thereafter be deemed to be “Outstanding” only for the purposes of Section 13.05 and the other Sections of this Indenture referred to in (1) and (2) below, and the Guarantees and to have satisfied all its other obligations under such Notes, the Guarantees and this Indenture insofar as such Notes are concerned (and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of Outstanding Notes to receive payments in respect of the principal of, premium, if any, and interest on such Notes when such payments are due, solely out of the trust described in Section 13.04 (including, but not limited to the Issuer’s obligation to pay an Applicable Premium Deficit, if applicable), (2) the Issuer’s obligations with respect to such Notes under Sections 3.03, 3.04, 3.05, 10.02 and 10.03, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder (including Section 6.07), and the obligations of the Issuer and each of the Guarantors in connection therewith and (4) this Article Thirteen. Subject to compliance with this Article Thirteen, the Issuer may exercise its option under this Section 13.02 notwithstanding the prior exercise of its option under Section 13.03 with respect to the Notes. SECTION 13.03 Covenant Defeasance. Upon the Issuer’s exercise under Section 13.01 of the option applicable to this Section 13.03, the Issuer and each of the Guarantors shall be released from their respective obligations under any covenant contained in Sections 8.01, 8.02, 10.05, 10.06, 10.07 and 10.09 through and including 10.18 with respect to the Outstanding Notes on and after the date the conditions set forth below are satisfied (hereinafter, “Covenant Defeasance”), and the Notes shall thereafter be deemed not to be “Outstanding” for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed “Outstanding” for all other purposes hereunder. For this purpose, such Covenant Defeasance means that, with respect to the Outstanding Notes, the Issuer or any Guarantor, as applicable, may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Sections 5.01(c), 5.01(d), 5.01(e), 5.01(f) and 5.01(h) and, with respect to only the Issuer or any Significant Subsidiary and not the Issuer, Section 5.01(g), but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby. SECTION 13.04 Conditions to Legal Defeasance or Covenant Defeasance. The following shall be the conditions to application of either Section 13.02 or Section 13.03 to the Outstanding Notes: (1) the Issuer shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.08 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds

76709813v13 103 in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to the benefit of the Holders of such Notes; (A) cash in U.S. dollars, or (B) non-callable Government Securities, or (C) a combination thereof (without consideration of any reinvestment of interest), in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants (solely with respect to a deposit of assets other than cash in U.S. dollars), to pay and discharge, and which shall be applied by the Trustee (or other Qualifying Trustee) to pay and discharge, the principal of (and premium, if any) and interest on the Outstanding Notes on the Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or, interest due on the Notes; provided that the Trustee shall have been irrevocably instructed to apply such cash or the proceeds of such Government Securities to said payments with respect to the Notes. Before such a deposit, the Company may give to the Trustee, in accordance with Section 11.03 hereof, a notice of its election to redeem all of the Outstanding Notes at a future date in accordance with Article Eleven hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing; provided that upon any redemption that requires the payment of the Applicable Premium, the amount deposited shall be sufficient for purposes of this Indenture to the extent that an amount is deposited with the Trustee equal to the Applicable Premium calculated as of the date of the notice of redemption, with any Applicable Premium Deficit only required to be deposited with the Trustee on or prior to the Redemption Date. Any Applicable Premium Deficit shall be set forth in an Officer’s Certificate delivered to the Trustee (upon which the Trustee may conclusively rely) at least two (2) Business Days before the Redemption Date that confirms that such Applicable Premium Deficit shall be applied toward such redemption; (2) in the case of Legal Defeasance, the Issuer shall have delivered to the Trustee an Opinion of Counsel in the United States confirming that, subject to customary assumptions and exclusions, (A) the Issuer has received from, or there has been published by, the United States Internal Revenue Service a ruling, or (B) since the issuance of the Notes, there has been a change in the applicable U.S. Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel in the United States shall confirm that, subject to customary assumptions and exclusions, the holders of the Outstanding Notes will not recognize income, gain or loss for U.S. Federal income tax purposes as a result of such Legal Defeasance and will be subject to U.S. Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred; (3) (x) in the case of Covenant Defeasance, the Issuer shall have delivered to the Trustee an Opinion of Counsel in the United States confirming that, subject to customary assumptions and exclusions, the holders of the Outstanding Notes will not recognize income, gain or loss for U.S. Federal income tax purposes as a result of such

76709813v13 104 Covenant Defeasance and will be subject to such tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred; and (y) in the case of Covenant Defeasance or Legal Defeasance, the Issuer shall have delivered to the Trustee an Opinion of Counsel in Canada confirming that the holders will not recognize income, gain or loss for Canadian federal tax purposes as a result of such Covenant Defeasance or Legal Defeasance and will be subject to Canadian federal tax on the same amounts and in the same manner and at the same times as would have been the case if such Covenant Defeasance or Legal Defeasance had not occurred; (4) no Default or Event of Default (other than that resulting from borrowing funds to be applied to make such deposit) shall have occurred and be continuing on the date of such deposit; (5) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under any Senior Indebtedness or any other material agreement or instrument (other than this Indenture) to which, the Issuer or any Guarantor is a party or by which the Issuer or any Guarantor is bound; (6) the Issuer shall have delivered to the Trustee an Officer’s Certificate stating that the deposit was not made by the Issuer with the intent of preferring the Holders over any of its other creditors defeating, hindering, delaying or defrauding any creditors of the Issuer or any Guarantor or others; and (7) the Issuer shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel in the United States (which Opinion of Counsel may be subject to customary assumptions and exclusions) each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance, as the case may be, have been complied with. SECTION 13.05 Deposited Money and Government Securities To Be Held in Trust; Other Miscellaneous Provisions. Subject to the provisions of the last paragraph of Section 10.03, all cash and Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 13.05, the “Qualifying Trustee”) pursuant to Section 13.04 in respect of the Outstanding Notes shall be held in trust and applied by the Qualifying Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Qualifying Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money or Government Securities need not be segregated from other funds except to the extent required by law. The Issuer shall pay and indemnify the Qualifying Trustee against any tax, fee or other charge imposed on or assessed against the Government Securities deposited pursuant to Section 13.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Notes.

76709813v13 105 Anything in this Article Thirteen to the contrary notwithstanding, the Qualifying Trustee shall deliver or pay to the Issuer from time to time upon Company Request any money or Government Securities held by it as provided in Section 13.04 which are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance, as applicable, in accordance with this Article Thirteen. SECTION 13.06 Reinstatement. If the Trustee or any Paying Agent is unable to apply any money or Government Securities in accordance with Section 13.05 by reason of any order or judgment of any court or Governmental Authority enjoining, restraining or otherwise prohibiting such application, then the Issuer’s and each Guarantor’s obligations under this Indenture and the Outstanding Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 13.02 or 13.03, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money or Government Securities in accordance with Section 13.05; provided, however, that if the Issuer makes any payment of principal of (or premium, if any) or interest on any Note following the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or Government Securities held by the Trustee or Paying Agent.

[Signature page to Indenture] IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written. GLOBALSTAR, INC. By: Name: Title:

[Signature page to Indenture] GSSI, LLC By: Name: Title: GLOBALSTAR SECURITY SERVICES, LLC By: Name: Title: GLOBALSTAR C, LLC By: Name: Title: GLOBALSTAR USA, LLC By: Name: Title: GLOBALSTAR LEASING LLC By: Name: Title: SPOT LLC By: Name: Title: ATSS CANADA, INC. By: Name: Title:

[Signature page to Indenture] GLOBALSTAR BRAZIL HOLDINGS, L.P. By: Name: Title: GCL LICENSEE LLC By: Name: Title: GUSA LICENSEE LLC By: Name: Title: GLOBALSTAR MEDIA, LLC By: Name: Title: GLOBALSTAR BROADBAND SERVICES, INC. By: Name: Title: GLOBALSTAR INTERNATIONAL, LLC By: Name: Title: GLOBALSTAR HOLDING US, LLC By: Name: Title:

[Signature page to Indenture] WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee By: Name: Title: